                                   SUPPLEMENT
                             DATED JANUARY 30, 2007
         TO THE COMBINED STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
   FOR THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.
                   (COLLECTIVELY, "THE HARTFORD MUTUAL FUNDS")
       DATED MARCH, 1, 2006 AS AMENDED JULY 31, 2006 AND DECEMBER 15, 2006

This supplement amends the SAI of The Hartford Mutual Funds dated March 1, 2006 as amended July 31, 2006 and December 15, 2006, as follows effective January 30, 2007.

THE SECTION ENTITLED PROXY VOTING POLICIES AND PROCEDURES AND APPENDIX B ARE HEREBY DELETED IN THEIR ENTIRETY AND REPLACED AS FOLLOWS:

The Boards of Directors believe that the voting of proxies with respect to securities held by each Fund is an important element of the overall investment process. The Funds' have delegated the responsibility to vote such proxies to the Fund's investment manager subject to the continuing oversight of the Boards of Directors. For each Fund that has appointed a Sub-adviser, the investment manager has delegated to such sub-adviser the responsibility to vote proxies. Each sub-adviser has a duty to vote or not vote such proxies in the best interests of the Fund it manages or sub-advises and its shareholders, and to avoid the influence of conflicts of interest. Set forth below is a summary description of the investment manager's and each sub-adviser's policies and procedures. For a complete copy of each sub-adviser's proxy voting policies and procedures, as well as any separate guidelines it utilizes, please refer to Appendix B to this SAI. Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge, upon request, by calling 1-888-843-7824 and (2) on the SEC's website at www.sec.gov.

                   HARTFORD INVESTMENT FINANCIAL SERVICES, LLC

As the investment manager, Hartford Investment Financial Services, LLC ("HIFSCO") delegates all voting responsibilities to the respective sub-adviser of each fund. Each sub-adviser will vote the proxies in accordance with their proxy voting guidelines. The proxy voting guidelines of each sub-adviser have been reviewed by HIFSCO and approved by the Board of Directors of the respective Fund. The detail records relating to the determination of each vote are maintained by each sub-adviser. Annually, each sub-adviser provides HIFSCO with a report for each fund detailing how the sub-adviser voted with respect to each security and issue being voted upon. The Chief Compliance Officer files the proxy voting record with the SEC on Form N-PX on behalf of the funds and maintains a copy of the filing.

In addition, the Asset Allocation Funds have granted to HIFSCO the authority to vote proxies on their behalf with respect to the assets managed by HIFSCO and no sub-adviser has been appointed for these funds. The Asset Allocation Funds allocate their assets in a combination of other Hartford Mutual Funds. If an underlying Hartford Mutual Fund has a shareholder meeting, HIFSCO votes proxies solicited by a Hartford Mutual Fund in the same proportion as the vote of the Hartford Mutual Fund's other shareholders (sometimes called "mirror" or "echo" voting).

                     HARTFORD INVESTMENT MANAGEMENT COMPANY

The Funds for which Hartford Investment Management Company ("Hartford Investment Management") serves as sub-adviser have granted to Hartford Investment Management the authority to vote proxies on their behalf with respect to the assets managed by Hartford Investment Management. Hartford Investment Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Hartford Investment Management's Proxy Committee is responsible for the review and approval of the firm's Proxy Policies and Procedures. Day-to-day administration of the proxy voting process at Hartford Investment Management is the responsibility of the portfolio manager of the relevant client account. Although Hartford Investment Management has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Hartford Investment Management personnel evaluate all proxies and vote proxies based on their assessment of the merits of each proposal. Absent a material conflict of interest, the applicable portfolio manager has the authority to determine the final vote for securities held in the account for which he or she serves as the designated manager.

The Target Retirement Funds allocate their assets in a combination of other Hartford Mutual Funds. If an underlying Hartford Mutual Fund has a shareholder meeting, Hartford Investment Management votes proxies solicited by a Hartford Mutual Fund in the same proportion as the vote of the Hartford Mutual Fund's other shareholders (sometimes called "mirror" or "echo" voting).

Hartford Investment Management maintain procedures designed to identify and address material conflicts of interest in voting proxies. Proxy votes for which an apparent conflict of interest is identified are reviewed by the Proxy Committee to resolve the conflict and direct the vote.

Hartford Investment Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to, for example, the existence of securities lending arrangements, lack of adequate information, and untimely receipt of proxy materials.

In order to facilitate the proxy voting process, Hartford Investment Management has retained Glass Lewis & Company ("Glass Lewis") as experts in the proxy voting and corporate governance area. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While Hartford Investment Management will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such recommendations), Hartford Investment Management may deviate from Glass Lewis' recommendations on general policy issues or specific proxy proposals.

Glass Lewis provides comprehensive summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with Hartford Investment Management.

Portfolio managers may decide to vote their proxies (consistent with Hartford Investment Management's policies) and instruct Glass Lewis to vote all proxies accordingly.

                        WELLINGTON MANAGEMENT COMPANY LLP

The Funds for which Wellington Management Company LLP ('Wellington Management") serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Global Corporate Governance committee is responsible for the review and oversight of the firm's Global Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies. Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund's portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

                             JENNISON ASSOCIATES LLC

Jennison Associates LLC ("Jennison") actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by

Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the client's best economic interests over the long-term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, Jennison will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking," where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, Jennison will consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Jennison's policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Investment Advisers Act of 1940, as amended, is to be made available to clients.

                  KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT

Kayne Anderson Rudnick Investment Management, LLC ("KAR") acknowledges its fiduciary responsibility to vote proxies in a manner that ensures to the exclusive benefit of the underlying participants and beneficiaries, while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing. The principles for voting proxies are as follows:

         1. KAR votes all proxies to, in its opinion, maximize shareholder value, which is defined as long term value accretion through dividend and price appreciation. In addition, KAR's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, KAR tends to vote non-shareholder-value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.

         2. KAR has responsibility for voting proxies. To assist in analyzing proxies, KAR subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. KAR fully reviews and approves the ISS Proxy Voting Guidelines (1) and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of

         KAR's investment clients, KAR will override an ISS recommendation. An appropriate committee (2) comprised of senior management will approve the override.

         3. Absent any special circumstance, the Proxy Voting Guidelines are followed when voting proxies.

         4. KAR may occasionally be subject to conflicts of interest in the voting of proxies because of business or personal relationships it maintains with persons having an interest in the outcome of specific votes. KAR and its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. If at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the director of Compliance. Conflicts of interest are handled in various ways depending on the type and materiality.

                      METROPOLITAN WEST CAPITAL MANAGEMENT

Metropolitan West Capital Management, LLC ("MetWest Capital") will vote (by proxy or otherwise) on all matters for which a shareholder vote is solicited by issuers of securities beneficially held in client accounts in such manner as the firm deems appropriate, in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. In certain instances, MetWest Capital may determine that it is in its clients' best interests to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines. These guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients. Gary W. Lisenbee, the lead strategist for the Small Cap Intrinsic Value strategy, is primarily responsible for monitoring corporate developments and voting proxies in the best interest of clients.

Where a proxy proposal raises a material conflict of interest between MetWest Capital's interests and that of one or more its clients, MetWest Capital will resolve such conflict. MetWest Capital will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of MetWest Capital is known to serve as a director or officer of a publicly traded company or (ii) companies that have a known material business relationship with MetWest Capital.

                         OBERWEIS ASSET MANAGEMENT, INC.

Oberweis Asset Management, Inc. ("Oberweis") has established Proxy Voting Policies and Procedures setting forth the general principles used to determine how Oberweis votes proxies on securities in client accounts for which Oberweis' general policy is to vote proxies in the best economic interests of the clients. The principles which guide the voting policy of Oberweis are maximizing the value of client assets and promoting the rights of clients as beneficial owners of the companies in whose securities they invest. Oberweis' investment strategies are predicted on the belief that the quality of management is often the key to ultimate success or failure of a business. Because Oberweis generally makes investments in companies in which Oberweis has confidence in management, proxies generally are voted in accord with management's recommendation. Oberweis may vote a proxy in a manner contrary to management's recommendation if, in the judgment of Oberweis, the proposal would not enhance shareholder value.

Oberweis has retained Institutional Shareholders Services ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. While ISS makes the proxy voting recommendations, Oberweis retains the ultimate authority on how to vote.

Oberweis' Proxy Voting Policies and Procedures describe how Oberweis addresses conflicts of interest between Oberweis and its clients, including Fund Shareholders, with respect to proxy voting decisions. If Oberweis determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, Oberweis will follow the recommendations of ISS except as follows. If Oberweis and/or the Proxy Committee believes that it would be in the interest of Oberweis' clients to vote a proxy other than according to the recommendations of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.

                           SSGA FUNDS MANAGEMENT, INC.

SSGA Funds Management, Inc. ("SSgA FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which SSgA FM believes will maximize the monetary value of each portfolio's holdings. SSgA FM takes the view that this will benefit SSgA FM's direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors Investment Committee. The Investment Committee reviews and approves amendments to the SSgA FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services:

In order to facilitate SSgA FM's proxy voting process, SSgA FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Governance is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of SSgA FM's clients are forwarded to SSgA FM's proxy voting firm. If (i) the request falls within one of the guidelines listed below, and (ii) there are no special circumstances relating to that company or proxy which come to SSgA FM's attention (as discussed below), the proxy is voted according to SSgA FM's guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by SSgA FM's policies. These proxies are identified through a number of methods, including but not limited to notification from SSgA FM's third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

In instances of special circumstances or issues not directly addressed by SSgA FM's policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of a SSgA FM client and those of SSgA FM. If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of SSgA FM's clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy. SSgA FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA FM votes in all markets where it is feasible to do so. Note that certain custodians utilized by SSgA FM's clients do not offer proxy voting in every foreign jurisdiction. In such a case, SSgA FM will be unable to vote such a proxy.

                                   Appendix B
                                Table of contents

1.   Proxy Policy and Guidelines - Hartford Investment Management Company

2.   Proxy Policy and Guidelines - Wellington Management Company LLP

3.   Proxy Policy and Guidelines - Jennison Associates LLC

4.   Proxy Policy and Guidelines - Kayne Anderson Rudnick Investment Management

5.   Proxy Policy and Guidelines - Metropolitan West Capital Management,LLP

6.   Proxy Policy and Guidelines - Oberweis Asset Management, Inc.

7.   Proxy Policy and Guidelines - SSgA Funds Management, Inc.

      Proxy Policy and Guidelines - Hartford Investment Management Company

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PROXY VOTING

DEFINITION OF THE FIRM:

Hartford Investment Management Company (the Firm) is an investment adviser registered with the U. S. Securities and Exchange Commission (SEC), providing advisory services to affiliates, Hartford sponsored mutual funds and third party (client) accounts.

SOURCE CITATION:

Investment Advisers Act of 1940, Rule 206(4)-6, Proxy Voting
Investment Advisers Act of 1940, Rule 204-2, Books and Records to be Maintained by
Investment Advisers Investment Company Act of 1940, Section 30
Investment Company Act of 1940, Rule 30b1-4
Employee Retirement Income Security Act of 1974, Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994)
Glass Lewis & Co. 2006 Proxy Paper Policy Guidelines

BACKGROUND:

The Firm has an increasing array of equity product offerings (fundamental, indexed or quantitative) covering the entire spectrum of market capitalizations. Additionally, the Firm's fixed income clients, on occasion, receive equity securities due to debt restructuring or corporate actions.

Hartford Investment Management Company has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients, including investment companies registered under the Investment Company Act of 1940. These policies and procedures are intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act"). In addition to U. S. Securities and Exchange Commission requirements governing advisers, Hartford Investment Management proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

POLICY STATEMENT:

The Firm will vote shares in response to proxies solicited by the issuers of such shares in the best long-term interests of our clients as shareholders. Our practice is to examine each proposal from an economic standpoint so that the long-term effect of the vote will ultimately increase shareholder value for our client. Based on our experience in voting proposals, we have found that similar proposals often have different consequences for different companies. Thus, we analyze every proposal to determine what impact it might have for the particular company as well as its industry.

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Portfolio managers are responsible for: reviewing the recommended votes by the third party proxy voting firm hired by the Firm, Glass Lewis & Company ("Glass Lewis"); deciding if the votes are appropriate and in the best interest of the client; and voting accordingly. The Firm will vote only those proxies for which it has proxy-voting authority. The Firm retains the right to decline to accept the authority to vote any client's securities.

Hartford Investment Management's Proxy Voting Policies and Procedures may be amended from time to time by the Firm.

AS A MATTER OF POLICY, HARTFORD INVESTMENT MANAGEMENT:

     - Votes all proxies in the best interests of its clients as shareholders, (i.e., to maximize long-term economic value).

     - Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer and industry in which it is involved.

     - Evaluates all factors it deems relevant when considering a vote, including client directions and other relevant facts and circumstances at the time of the vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

     - Identifies and resolves all material proxy-related conflicts of interest between the Firm and its clients in the best interests of the client.

     - Believes that sound corporate governance practices may enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.

     - Believes that proxy voting is a valuable tool that may be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

     - Reviews at least semi-annually the proxy voting record with the Proxy Committee to ensure that proxies are voted in accordance with these Proxy Voting Policies and Procedures; and ensures that procedures, documentation, and reports relating to the voting of proxies are properly prepared and disseminated.

RETENTION OF THIRD-PARTY PROXY SERVICE:

To facilitate the proxy voting process, the Firm has retained Glass Lewis as experts in the proxy voting and corporate governance areas. Glass Lewis specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include in-depth research, analysis and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Firm will rely upon Glass Lewis research and recommendations in voting proxies (and will often follow such

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recommendations), the Firm may deviate from Glass Lewis's recommendations on general policy issues or specific proxy proposals.

Glass Lewis provides comprehensive proxy research, recordkeeping and reporting services to the Firm through their secure on-line web portal, ViewPoint. Information provided by Glass Lewis includes summaries of proxy proposals, publications discussing key proxy voting issues and specific vote recommendations regarding portfolio company proxies to assist in the proxy research process. Upon request, portfolio managers may receive any or all of the above-mentioned research materials to assist in the vote determination process. The final authority and responsibility for proxy voting decisions remains with the Firm.

PROXY VOTING PROCEDURES:

The Firm's Proxy Voting Procedures set forth below contain the guidelines (the "Proxy Voting Guidelines") that the Firm uses in voting specific proposals presented by the boards of directors or shareholders of companies whose shares are held in client portfolios for which the Firm has voting discretion. While the Proxy Voting Procedures set forth general guidelines for voting proxies, each proposal is evaluated on its merits, and the Firm reserves the right to vote proxies in the best long term economic interests of the particular client. The vote entered on a client's behalf with respect to a particular proposal may differ from the guidelines set forth in the Proxy Voting Procedures.

The portfolio manager will compare each proxy against the Proxy Voting Guidelines contained in these Proxy Voting Procedures, and handle as follows:

     - Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., "For", "Against") are reviewed by the portfolio manager or his or her designee and voted in accordance with the Proxy Voting Guidelines. The portfolio manager may decide not to vote in accordance with the Proxy Voting Guidelines if the portfolio manager determines that such a vote is in the best interest of the client.

     - Issues identified as "case-by-case" in the Proxy Voting Guidelines, and issues for which no guidance is provided in the Proxy Voting Guidelines, are reviewed by the portfolio manager, and voted as he or she determines.

     - Absent a material conflict of interest, the portfolio manager will decide the final vote. Different portfolio managers holding the same securities may

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          arrive at different voting conclusions for their clients' proxies.

     - If the portfolio manager identifies an apparent conflict of interest, he or she will bring the matter to Investment Compliance, as described below.

RECEIPT OF PROXY:

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. Where the Firm votes proxies on its client's behalf, the client must instruct its custodian bank to deliver all relevant voting material to Glass Lewis.

"MIRROR" OR "ECHO" VOTING:

Except in the cases where it lacks authority, the Firm votes proxies solicited by an investment company in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Each investment company in which the Firm's asset allocation fund clients (e.g., asset allocation mutual funds and targeted retirement mutual funds) invest has granted to its respective sub-adviser the authority to vote proxies on its behalf with respect to the assets managed by the sub-adviser. The asset allocation mutual funds advised by the Firm will from time to time hold shares of certain underlying mutual funds ("Affiliated Underlying Funds") that are advised and/or principally underwritten by one or more "control affiliates" of the Firm. The Firm recognizes that if an Affiliated Underlying Fund were to solicit its shareholders with respect to a proxy vote, a material conflict of interest may arise with respect to the Firm if the Firm were to vote such proxies. Accordingly, it is the Firm's policy that proxy votes solicited by any Affiliated Underlying Fund will be voted by the Firm using the "mirror" or "echo" voting procedures outlined in this paragraph.

MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES:

The Firm's functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. The portfolio manager or his or her designee reviews each proxy to assess the extent to which there may be a potential conflict of interest. Some of these potential conflicts of interest may include:

     - The issuer that is soliciting the Firm's proxy vote is also a client of the Firm or an affiliate;

     - A Firm employee has acquired non-public information about an issuer that is soliciting proxies;

     - A Firm employee has a business or personal relationship with, or financial interest in, the issuer or officer or Board member of the issuer; and

     - A Firm employee is contacted by management or board member of a company regarding an upcoming proxy vote.

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All personnel are required to contact Investment Compliance about any apparent conflicts of interest, including apparent conflicts of interest involving personal relationships. In cases of apparent conflicts of interest, the proxy will be voted according to the recommendations set forth by Glass Lewis. Should Investment Compliance believe other considerations should be taken into account for a particular proxy with an apparent conflict of interest; the Proxy Committee should be consulted to review such potential conflict and the special considerations raised by Investment Compliance. The Proxy Committee will then resolve the conflict and direct the vote. The representative from Investment Compliance will document the conflict of interest and the actions taken in the Proxy Committee meeting minutes.

In order to avoid even the appearance of impropriety, the Proxy Committee will not take the Firm's relationship with a company into account, and will vote the company's proxies in the best interest of the Firm's clients, in accordance with the Proxy Voting Policies and Procedures. Notwithstanding the foregoing all proxy votes solicited by an Affiliated Underlying Fund will be voted by the Firm using the "mirror" or "echo" voting procedures described above. Any Proxy Committee member who is himself or herself subject to the identified conflict will not participate in the Proxy Committee's proxy voting activities regarding and any discussions of the particular proxy, including the decision on whether and how to vote the proxy in question. Investment Compliance will record and maintain minutes for the Proxy Committee meetings to document the factors that were considered to evidence that there was a reasonable basis for the Proxy Committee's decision.

In certain instances, the Firm may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

     SECURITIES LENDING. The Firm's mutual funds and third party (client) accounts may have a securities lending agent. In this case, the Firm may be unable to vote proxies when the underlying securities have been lent out pursuant to such securities lending program. In general, the Firm does not know when securities have been lent out and are therefore unavailable to be voted.

     LACK OF ADEQUATE INFORMATION OR UNTIMELY RECEIPT OF PROXY. The Firm may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines.

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PROXY VOTING GUIDELINES:

Please refer to Appendix A for the Glass Lewis & Co. Proxy Paper Policy Guidelines which define policy guidelines for all voting recommendations.

MONITORING AND ACCOUNTABILITIES:

PROXY COMMITTEE:

The Firm has established a Proxy Committee that is responsible for the review and approval of the Firm's written Proxy Voting Policy Statement and Procedures, and for providing advice and guidance, when needed, on specific proxy votes for individual issuers. The Proxy Committee will meet twice annually and is comprised of a representative from each of the following areas of the Firm:
Investment Law, Investment Compliance, and the Fundamental, Indexed and Quantitative Equity Units of Institutional Asset Management. Meetings may be held in person, by telephone, written consent, or any other means deemed appropriate by the Proxy Committee.

A quorum of the Proxy Committee, which quorum shall consist of at least one representative from Investment Law and Investment Compliance as well as one representative from the relevant equity unit identified above, is necessary to conduct business at any meeting. All actions requiring the approval of the Proxy Committee must be approved by a simple majority of those Proxy Committee members present at a meeting at which business may be conducted. If a majority vote cannot be obtained, the President of the Firm or his/her designee shall have the authority to decide the final vote.

Day-to-day administration of the proxy voting process at the Firm is the responsibility of the portfolio manager of the relevant client account. On a semi-annual basis, the Proxy Committee will conduct a review of the Proxy Agent used with respect to the holdings of a client of the Firm to determine whether the Proxy Agents voted (i) timely and (ii) consistent with the Proxy Agent's stated recommendations. The Proxy Committee's review will consist of a sampling of votes, and will expand to a more comprehensive review in the event that the review of the sample or other circumstances lead the Proxy Committee to believe that the Proxy Agent was likely deficient in voting timely or consistent with its stated recommendations. The Proxy Committee will also consider the performance of the Proxy Agent whose retention is proposed to continue, and will consider the merits of continuing the retention and of retaining other proxy agents. The minutes of the relevant Proxy Committee meeting will reflect these considerations. Investment Compliance is responsible for ensuring that procedures, documentation, and reports relating to the voting of proxies are prepared and disseminated as appropriate.

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RECORD KEEPING:

The Firm has retained Glass Lewis to maintain all records of proxies voted and related research analysis. Investment Compliance will keep records of written requests from clients and any written response from the Firm (to either a written or an oral request) and other information pursuant to Section 204-2 of the Advisers Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws. Glass Lewis will maintain these records electronically in their secure "core" server for five years from the end of the fiscal year during which the last entry was made on such record and will be available immediately. Records older than five years would be transferred to a "warehouse" server and be accessible upon request.

REPORTING:

With respect to the Firm's investment company clients, Glass Lewis will create and maintain (or cause to be created and maintained) records of each company's proxy voting record for 12-month periods ended June 30. Investment Compliance will oversee that the required reporting is properly prepared and disseminated. Glass Lewis will compile (or cause to be compiled) the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

     -    The name of the issuer of the portfolio security;

     - The exchange ticker symbol of the portfolio security (if the symbol is available through reasonably practicable means);

     - The Council on Uniform Securities Identification Procedures cusip number for the portfolio security (if the number is available through reasonably practicable means);

     -    The shareholder meeting date;

     -    A brief identification of the matter voted on;

     -    Whether the matter was proposed by the issuer or by a security holder;

     -    Whether the fund cast its vote on the matter;

     - How the fund cast its vote (e.g. for or against proposal, or abstain; for or withhold regarding election of directors); and

     -    Whether the company cast its vote for or against management.

                                                                 (HARTFORD LOGO)
                                                           INVESTMENT MANAGEMENT

                                                               INVESTMENT POLICY

                                                              SEPTEMBER 30, 2006

The Firm provides clients with a copy of its Proxy Voting Policies and Procedures, upon written request. In addition, the Firm will make specific client information relating to proxy voting available to a client upon reasonable written request.

ACCOUNTABILITY & OVERSIGHT:

Portfolio managers are responsible to review the recommended votes by Glass Lewis and decide if it is appropriate for the client, if it is in the best interest of the client, and vote accordingly. The Firm has established a Proxy Committee that is responsible for the review and approval of the Firm's written Proxy Voting Policy Statement and Procedures, and for providing advice and guidance, when needed, on specific proxy votes for individual issuers. Investment Compliance is responsible for ensuring that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated. Investment Compliance will notify the Chief Compliance Officer and the Issue Resolution Council of any violations of the policy.

TRAINING:

Investment Compliance will provide Proxy Voting training to the appropriate Hartford Investment Management portfolio managers and others as required on a periodic basis.

RELATED POLICIES:

Portfolio Holdings Disclosure Policy
Privacy Policy
Records Retention Requirements

REVISION HISTORY:

This policy version amends and supersedes the March 29, 2006 version.


                                        /s/ David M. Znamierowski
                                        ----------------------------------------
                                        signature
                                        David M. Znamierowski
                                        President

                            (GLASS LEWIS & CO. LOGO)

                          PROXY PAPER POLICY GUIDELINES

             AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

                                2006 PROXY SEASON

    For more information about Glass Lewis' policies or our approach to proxy analysis, please visit www.glasslewis.com or contact our Vice President of Proxy
          Research and Operations, Robert McCormick at (415) 678-4228.

                                TABLE OF CONTENTS

I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS .........    5

   Election of Directors ..................................................    5
      Independence ........................................................    5
      Performance .........................................................    7
      Experience ..........................................................   12
      Other Considerations ................................................   12
      Controlled Companies ................................................   13

   Mutual Fund Boards .....................................................   15
   Separation of the Roles of Chairman and CEO ............................   16
   Declassified Boards ....................................................   17

   Mandatory Director Retirement Provisions ...............................   15
      Director Term Limits ................................................   15
      Director Age Limits .................................................   15

   Requiring Two or More Nominees per Board Seat ..........................   16

   Equity Based Compensation Plans ........................................   20
      Option Exchanges ....................................................   22
      Performance Based Options ...........................................   22
      Linking Pay with Performance ........................................   23

   162(m) Plans ...........................................................   23

   Director Compensation Plans ............................................   24

   Options Expensing ......................................................   24

   Limits on Executive Compensation .......................................   24
      Limits on Executive Stock Options ...................................   25

   Linking Pay to Social Criteria .........................................   25
   Full Disclosure of Executive Compensation ..............................   25

IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE ....................   26

   Anti-Takeover Measures .................................................   26
      Poison Pills (Shareholder Rights Plans) .............................   26
      Right of Shareholders to Call a Special Meeting .....................   26
      Shareholder Action by Written Consent ...............................   27

   Authorized Shares ......................................................   27

   Advanced Notice Requirements for Shareholder Ballot Proposals ..........   28

   Voting Structure .......................................................   28
      Cumulative Voting ...................................................   28

      Supermajority Vote Requirements .....................................   29

   Transaction of Other Business at an Annual or Special Meeting
      of Shareholders .....................................................   29

V. SHAREHOLDER INITIATIVES AND MANAGEMENT OF THE FIRM .....................   29

   Labor Practices ........................................................   29

   Non-Discrimination Policies ............................................   30

   Military and US Government Business Policies ...........................   30

   Foreign Government Business Policies ...................................   31

   Environmental Policies .................................................   31

   Election of Directors by a Majority Vote ...............................   32

                            THE GLASS LEWIS APPROACH

Glass Lewis views proxy voting as a mechanism for shareholders to protect and promote shareholder wealth. Our proxy voting advice has a decidedly financial bent. Our recommendations are designed to call institutional investors' attention to the economic consequences of each issue on the ballot and to their potential effect on shareholder value.

In the pages that follow, we detail policy guidelines that inform every voting recommendation we make. This document is not, however, a substitute for careful application of these broad principles to the specific situations facing the companies whose proxies we analyze. We do not blindly adhere to any list of governance or other criteria in crafting our advice. We believe that a "one-size-fits-all" approach to governance or proxy voting will not lead to the sort of value creation that institutional investors seek. That is why we use a contextual approach; one that factors in the reality of the company being analyzed.

Our team consists of professionals with an array of skills and experience, including accountants, bankers, Wall Street analysts, lawyers, financial and economic experts and policy professionals.

                                 POLICY OVERVIEW

I. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

Glass Lewis looks for talented boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. We believe that boards working to protect and enhance the best interests of shareholders typically possess the following three characteristics: (1) independence; (2) a record of positive performance; and (3) members with a breadth and depth of experience.

     INDEPENDENCE

     We look at each individual on the board and examine his or her relationships with the company, the company's executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships (apart from compensation as a director) are likely to impact the decisions of that board member. We believe the existence of personal, familial or financial relationships makes it difficult for a board member to put the interests of the shareholders whom she is elected to serve above her own interests or those of the related party. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board and, in particular, the audit committee.

     To that end, we classify directors in three categories based on the type of relationships they have with the company:

     1. Independent Director - A director is independent if she has no material(1) financial, familial(2) or other current relationships with the company(3), its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within three to five (3-5) years(4) prior to the inquiry are usually considered to be "current" for purposes of this test.

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(1) "Material" as used herein means a relationship where the dollar value exceeds: (i) $25,000 (or where no amount is disclosed) for directors who personally receive compensation for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; (ii) $50,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank or consulting firm where the firm is paid for services but not the individual directly. This dollar limit would also apply to charitable contributions to schools where a board member is a professor, or charities where a board member serves on the board or is an executive and any aircraft and real estate dealings between the company and the director or the director's firm; (iii) 1% of either company's consolidated gross revenue for other business relationships (e.g. where the director is an executive officer of a company that provides or receives services or products to or from the company).

(2) "Familial" as used herein includes a person's spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces and nephews, including in-laws, and anyone (other than domestic employees) who shares such person's home.

(3) "Company" includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

(4) We note that NASDAQ originally proposed a five-year look back period but both it and the NYSE ultimately settled on a three-year look back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former

     2. Affiliated Director - A director is affiliated if she has a material financial, familial(5) or other relationship with the company or its executives, but is not an employee of the company. 6 This includes directors whose employers have a material financial relationship with the Company(7). In addition, we view a director who owns or controls 20% or more of the company's voting stock as an affiliate.(8)

     3. Inside Director - An inside director is one who simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view a director who derives more than 50% of total compensation from a company as a result of affiliated transactions with his employer faces a conflict in making decisions between those that are in the best interests of the company versus those in his own best interests. Therefore, we will withhold for such a director.

     Voting Recommendations on the Basis of Independence: Glass Lewis believes that a board will most effectively perform the oversight necessary to protect the interests of shareholders if it is independent. In general, we feel that at least two-thirds of the members of the board should consist of independent directors. In the event that more than one third of the members are affiliated or inside directors, we typically(9) recommend withholding votes from some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold we believe is appropriate.

     We are firmly committed to the belief that only independent directors should serve on a company's audit, compensation, nominating and governance committees(10). We typically

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     management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five year look back period to directors who have previously served as executives of the company on an interim basis for less than one year. We consider a director who is currently serving in an interim management position as an insider, a director who served in such a capacity for less than one year and is no longer serving in that capacity as independent and a director who served in such a capacity for over one year but is no longer serving in that capacity as an affiliate for the following five years. Glass Lewis applies a three year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five year look back.

(5) A director is considered an affiliate if he has a family member who is employed by the Company and receives compensation of $100,000 or more per year or the compensation is not disclosed.

(6) In every instance in which a company classifies one of its non-employee directors as non-independent, that director will be classified as an affiliate by Glass Lewis.

(7) We allow a five year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically withhold from directors in such cases for the first five years). If the consulting agreement persists after this five year grace period, we apply the materiality thresholds outlined on page 5.

(8) We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. In addition, and perhaps more importantly, 20% holders may regularly have interests that diverge from those of ordinary holders, for a variety of reasons, including, but not limited to, the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

(9) In the case of a staggered board, if the affiliates or insiders that we believe should not be on the board are not standing for election, we will express our concern regarding those directors, but we will not recommend withholding from the affiliates or insiders who are up for election just to achieve 2/3rds independence.

(10) We will recommend withholding votes from any member of the audit committee who owns 20% or more of the company's stock and we believe that there should be a maximum of one director (or no directors if recommend that shareholders withhold their votes for any affiliated or inside director seeking appointment to an audit, compensation, nominating or governance committee or who has served in that capacity in the past year.

     In addition, we apply heightened scrutiny to avowedly "independent" chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

     PERFORMANCE

     The purpose of Glass Lewis' proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance and create shareholder value. The most crucial test of a board's commitment to the company and to its shareholders lies in the actions of the board and its members. We look at the performance of these individuals in their capacity as board members and executives of the company and in their roles at other companies where they may have served.

     Voting Recommendations on the Basis of Performance: We disfavor directors who have a track record of poor performance in fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend withholding votes from:

          Board Members Generally:

          1. A director who fails to attend a minimum of 75% of the board meetings or 75% of total of applicable committee meetings and board meetings.(11)

          2. A director who belatedly filed a significant form(s) 4 or 5, or has a pattern of late filings if the late filing was the fault of the director. (We look at these forms on a case-by-case basis).

          3. A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

          4. A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

          5. A director who has received two withhold recommendations from Glass Lewis for identical reasons within the prior year at other companies (the same situation must also apply at the company being analyzed).

          6. All directors who served on the board if, for the last three years, the company's performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

          7. An insider director who derives more than 50% of his income from affiliated transactions with the company.

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     the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating and governance committees.

(11) However, where a board member has served for less than one full year, we will not typically withhold for failure to attend 75% of meetings. Rather we will note the failure with a recommendation to track this issue going forward. We will also refrain from recommending to withhold from directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

Audit committees play an integral role in overseeing the financial reporting process. "Audit Committee Effectiveness - What Works Best" states:

          "Vibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important."(12)

When assessing the performance of an audit committee, we are cognizant that an audit committee does not prepare financial statements, is not the party responsible for making the key judgments and assumptions that affect the financial statements, and does not perform an audit of the numbers or disclosures provided to investors. Rather, the role of audit committee member is one of monitoring and overseeing the process and procedures performed by management as well as internal and external auditors. Perhaps the 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

          "A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting - the full board including the audit committee, financial management including the internal auditors, and the outside auditors - form a 'three legged stool' that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit commit must be 'first among equals' in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process."

For an audit committee to function effectively on behalf of investors, it must include members with sufficient knowledge to carry out their responsibilities in a diligent fashion. In their recommendations related to Audit and Accounting, members of the Conference Board Commission on Public Trust and Private Enterprise stated:

          "Members of the audit committee must be independent and have both knowledge and experience in auditing financial matters."(13)

It is important that an audit committee be assessed against the actual decisions that they have made with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, the effectiveness of the internal controls should provide reasonable assurance the financial statements are materially free from errors, and the independence of the external auditors and results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to their judgment and would vote in their favor unless audit committee members or the committee:(14)

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(12) Audit Committee Effectiveness - What Works Best. PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

(13) Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

          Audit committee members:(15)

          1. The audit committee chair if the committee does not have a financial expert or has a financial expert who does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

          2. The audit committee chair if the audit committee did not meet at least 4 times during the year.

          3. The audit committee chair if the committee has less than three members.

          4. All audit committee members who sit on more than three public company audit committees unless the audit committee member is a retired CPA, CFO or controller in which case the limit shall be four committees with availability time and capacity.

          5. All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total 1/3 or less of the total fees billed by the auditor.

          6. All members of an audit committee where non-audit fees include fees for tax services for senior executives of the company or involve services related to tax avoidance or tax shelter schemes.

          7. All members of an audit committee that re-appointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

          8. All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

          9. The audit committee chair(16) if the committee failed to put auditor ratification on the ballot for shareholder approval for the upcoming year and fees for the past two years are reasonable (i.e. audit plus audit-related fees are higher than tax fees and higher than all other fees).

          10. All members of an audit committee if the committee failed to put auditor ratification on the ballot for shareholder approval, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year.

          11. The audit committee chair if the auditor is not up for ratification because the audit committee has not yet selected an auditor for the coming year and (i) the prior auditor was not dismissed, (ii) the prior auditor was dismissed over six months before the annual meeting or (iii) no compelling explanation is disclosed.

          12. All members of an audit committee where the auditor has resigned and reported that a Section 10A Letter(17) has been issued.

          13. All members of an audit committee at a time when material accounting fraud occurred at the company.

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(14) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

(15) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

(16) In all cases, if the chair of the committee is not specified, we recommend withholding from the director who has been on the committee the longest.

(17) Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee / board fail to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a letter to the SEC, referred to as a Section 10A letter. Such letters are a very rare occurrence and should be taken very seriously.

          14. All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated due to a serious material fraud.

          15. All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion.

          16. All members of an audit committee in a year in which the company and/or its independent auditors report material weaknesses in internal controls and that company's executives had previously certified to investors the controls were effective.

          17. When the company has aggressive accounting policies and or poor disclosure or lack of sufficient transparency in its financial statements.

          18. The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (i.e. we recommend against ratification of the auditor).

          19. All members of the audit committee when the company receives a "material weakness" letter from the auditor in their 10-K.

          20. All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed.

          21. All members of the audit committee when the auditor resigns and a material weakness has been disclosed within the past year.

          22. All members of the audit committee if the contract with the auditor specifically limits the auditor's liability to the company.

Sometimes a material restatement of financial statements is accompanied by a report of a material weakness in internal controls by management and/or the independent auditors coupled with filings with the SEC being late. We consider such situations to negatively impact the integrity of the financial statements and call into question the overall monitoring and oversight by the audit committee. As a result, we will vote against all members of an audit committee when this situation occurs (e.g., in tandem, a restatement, report of a material weakness in internal controls and late filings).

          Compensation committee members:(18)

          1. All members of the compensation committee who are currently up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis).(19)

          2. All members of the compensation committee (during the relevant time period) if excessive employment agreements and/or severance agreements were entered into.

          3. All members of the compensation committee if performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals or performance-based compensation was paid despite goals not being attained.

          4. All members of the compensation committee if excessive employee perquisites and benefits were allowed.

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(18) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

(19) Where there has been two CEOs in one year or a large sign-on bonus for an incoming CEO, we will consider not recommending withholding but will defer judgment until next year or for one full year after arrival.

          5. The compensation committee chair, if the compensation committee did not meet during the year, but should have (e.g., executive compensation was restructured or a new executive was hired).

          6. Any member of the compensation committee who has served on the compensation committee of at least two other public companies where compensation is not in line with performance (based on an F grade in our Pay-for-Performance model) and is also suspect at the company in question.

          7. All members of the compensation committee when the company has repriced options within the past two years and we would not have supported the repricing (i.e. officers and directors were allowed to participate).

          8. All members of the compensation committee when vesting of in the money options is accelerated or when fully vested options are granted.

          Governance committee members:(20)

          1. All members of the governance committee(21) during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights (i.e., where the proposal received a sufficient number (i.e., at least a majority of shares voting) of shareholder votes to allow the board to implement or take the necessary precursor steps toward implementing that proposal).

          2. The governance committee chair(22) when the board is less than 2/3rds independent, the chairman is not independent and an independent lead or presiding director(23) has not been appointed unless company performance has been in the top quartile of the company's peers. We note that each of the Business Roundtable, The Conference Board and the Council of Institutional Investors advocates that 2/3 of the board be independent.

          3. In the absence of a nominating committee, the governance committee chair when there are less than five or more than 20 members on the board.

          Nominating committee members:(24)

          1. All members of the nominating committee when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

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(20) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regard to the committee chair.

(21) If the board does not have a governance committee (or a committee that serves such a purpose), we recommend withholding from the entire board on this basis.

(22) If the chair of the committee is not specified, we recommend withholding from the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend withholding from the longest-serving board member serving on the committee.

(23) We believe that one specific independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among certain directors from meeting to meeting, we will recommend withholding votes as if there were no lead or presiding director.

(24) Where the recommendation is to withhold from the committee chair and the chair is not up for election because the board is staggered, we do not recommend withholding from any members of the committee who are up for election, rather, we will simply express our concern with regards to the committee chair.

          2. The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., new directors were nominated).

          3. In the absence of a governance committee, the nominating committee chair(25) when the board is less than 2/3rds independent, the chairman is not independent and an independent lead or presiding director has not been appointed(26) unless company performance has been in the top 25% of the company's peers. Each of the Business Roundtable, The Conference Board and the Council of Institutional Investors advocates that at least 2/3 of companies' boards be independent.

          4. The nominating committee chair when there are less than five or more than 20 members on the board.(27)

     EXPERIENCE

     We find that a director's past conduct is often indicative of future conduct and performance. We often find directors with a history of overcompensating executives or with a history of serving on boards where significant and avoidable disasters have occurred, reappearing at companies that follow these same patterns. Glass Lewis has a proprietary database of every officer and every director who serves at 8,000 of the most widely held U.S. companies. We use this database to track service and performance of individual board members across companies.

     Voting Recommendations on the Basis of Experience: We typically recommend that shareholders withhold votes from directors who have served on boards or as executives of companies with track records of poor performance, overcompensation, audit or accounting related issues and/or other indicators of mismanagement or actions against the interests of shareholders(28).

     Likewise, we look carefully at the backgrounds of those who serve on the key committees of the board to ensure that they have the required skills and diverse backgrounds to make informed and well-reasoned judgments about the subject matter for which the committee is responsible.

     OTHER CONSIDERATIONS

     In addition to the three key characteristics we analyze in evaluating board members, we consider the following issues in making voting recommendations.

     Voting Recommendations on the Basis of Other Considerations:

     Irrespective of the overall presence of independent directors on the board, we believe that a board should be wholly free of people who have an identifiable and substantial conflict

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(25) If the chair of the committee is not specified, we will recommend withholding from the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend withholding from the longest-serving board member serving on the committee.

(26) In the absence of both a governance and a nominating committee, we will recommend withholding from the chairman of the board on this basis.

(27) In the absence of both a nominating and a governance committee, we will recommend withholding from the chairman of the board for this issue.

(28) We typically apply a three year look back to such issues and also research to see whether the responsible directors have been up for election since the time of the failure, and if so, we take into account the percentage of support they received from shareholders.

     of interest. Accordingly, we recommend shareholders withhold votes from the following types of affiliated or inside directors under nearly all circumstances.

          Conflict of Interest:

          1. CFO who presently sits on the board. In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Because of the critical importance of financial disclosure and reporting, we believe the CFO should report to and not sit on the board. During 2005, Glass Lewis voted to withhold on 204 CFOs who sat on their company's boards.

          2. Director who presently sits on an excessive number of boards. A board member who serves as an executive officer of any public company while serving on more than a total of four public company boards and any other director who serves on more than a total of six public company boards typically receives a withhold recommendation from Glass Lewis. The academic literature on this subject suggests that board members spend approximately 200 hours per year per board on which they serve. We believe this limits the number of boards directors can serve on effectively, especially those who are running another company.(29)

          3. Director, or a director who has an immediate family member, who is currently providing consulting or other material professional services to the company. These services may include legal, consulting or financial services to the company. We question the need for the Company to engage in consulting relationships with its directors including legal advisors. We view such relationships as creating conflicts for directors, as they may be forced to weigh their own interests in relation to shareholder interests when making board decisions. In addition, a company's decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company's directors.

          4. Director, or a director who has an immediate family member, who engages in airplane, real estate or other similar deals, including perquisite type grants from the company that amount to over $25,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against those of the shareholders they serve. Given the pool of director talent and the limited number of directors on any board, we think shareholders are best served by finding individuals who are unconflicted to represent their interests on the board.

          5. Current interlocking directorships. CEOs or other top executives who serve on each other's boards create an interlock that poses conflicts that should be avoided to ensure promotion of shareholder interests above all else.(30)

          6. All board members who served at a time when a poison pill was adopted without shareholder approval within the prior twelve months.

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(29) We note that our guidelines here are well within the standards set forth by the NACD in its Report of the NACD Blue Ribbon Commission on Director Professionalism, 2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in it's Corporate Governance Best Practices: A Blueprint for the Post-Enron Era, 2002, p. 17) which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards and others should not serve on more than six boards.

(30) There is no look-back period for this situation. This only applies to public companies and we only footnote it for the non-insider.

          While we do not believe that there is a universally applicable optimum board size, we do believe that boards should have a minimum of five directors in order to ensure that there is a sufficient diversity of views and breadth of experience in every decision the board makes and to enable the formation of key board committees with independent directors. At the other end of the spectrum, we believe that boards with more than 20 members will typically suffer under the weight of "too many cooks in the kitchen" and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

          To that end, we typically recommend withholding for the chairman of the nominating committee at a board with fewer than 5 directors. With boards consisting of more than 20 directors, we typically recommend withholding for all members of the nominating committee (or the governance committee in the absence of a nominating committee).(31)

     CONTROLLED COMPANIES

     Controlled companies present an exception to our independence recommendations. The board of directors' function is to protect the interests of shareholders; however, when a single individual or entity owns more than 50% of the voting shares, then the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not recommend withholding votes from boards whose composition reflects the makeup of the shareholder population. In other words, affiliates and insiders who are associated with the controlling entity are not subject to the two-thirds independence rule.

          The independence exceptions that we make for controlled companies are as follows:

          1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

          2. The compensation committee and nominating and governance committee(s) do not need to consist of independent directors.

               a. We believe controlled companies do not need to have standing nominating and corporate governance committees. Although a committee charged with the duties of searching for, selecting and nominating independent directors can be of benefit to all companies, the unique composition of controlled companies' shareholder base makes such a committee both less powerful and less relevant.

               b. We do not require compensation committees at controlled companies to be independent. Although we believe the duties of a committee charged with approving and monitoring the compensation awarded to a company's senior executives would best be executed by independent directors, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

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(31) The Conference Board, in its report, Corporate Governance Best Practices, Id. at p. 23, quotes one of its roundtable participants as stating, "[w]hen you've got a 20 or 30 person corporate board, it's one way of assuring that nothing is ever going to happen that the CEO doesn't want to happen."

               c. In a similar fashion, controlled companies do not need to have an independent chairman or a lead or presiding director. Although, in our opinion, an independent director in a position of authority on the board - such as the chairman or presiding director - is best able to ensure the proper discharge of the board's duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

          3.   We have no board size requirements for controlled companies.

          We do not make independence exceptions for controlled companies in the case of audit committee membership. Audit committees need to consist solely of independent directors. Regardless of the company's controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company's financial statements. Allowing affiliated directors to discharge the duties of audit oversight could present an insurmountable conflict of interest.

          In the case where an individual or entity owns more than 50% of the company's voting power but the company is not deemed a "controlled" company, we lower our independence requirement from 2/3rds to a majority of the board and keep all other standards in place.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently than regular public companies (i.e., operating companies). Members of the fund's advisor are typically on the board and management takes on a different role than that of other public companies. As such, although many of our guidelines remain the same, we focus primarily on a short list of requirements.

Similar to other public companies, we apply the following policies at mutual funds we are reviewing:

     1. We believe 3/4ths of the boards of investment companies should be made up of independent directors. This approach is consistent with the proposed SEC rule that would require that 3/4ths of a mutual fund's board be independent. The Investment Company Act currently requires forty percent of the board to be independent but in 2001 the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. We agree that since mutual fund boards play a vital role in overseeing the relationship between the fund and the investment manager hired by the fund, there is need for additional independent oversight than for an operating company board.

     2.   The board should be made up of between five and 20 directors.

     3. The CFO should not serve on the board (this includes the CFO of the fund's advisor).

     4.   The audit committee should consist solely of independent directors.

     5. At least one member of the audit committee should be designated as the audit committee financial expert.

     6.   We do not withhold if the auditor is not up for ratification.

     The following differences from other public companies apply at mutual funds:

     1. We do not recommend withholding votes from any director for the lack of an independent lead or presiding director.

     2. The SEC has proposed that the chairman of the fund board be an independent director. We agree that the roles of chairman and CEO should be separated for a mutual fund's board. Although we believe this would be best at all companies, we recommend withholding votes from the chairman of the nominating committee at an investment company if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. We note that seven former SEC commissioners support the appointment of an independent chairman and we agree with them that "an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser." (See comment letter sent SEC in support of the proposed rule at http://sec.gov/rules/proposed/s70304/s70304-179.pdf)

SEPARATION OF THE ROLES OF CHAIRMAN AND CEO

Glass Lewis believes that separating the roles of corporate officers and the chairman of the board is typically a better governance structure than a combined executive/chairman position. The role of executives is to manage the business on the basis of the course charted by the board. Executives should be in the position of reporting and answering to the board for their performance in achieving the goals set out by the board. This becomes much more complicated when management actually sits on, or chairs, the board.

Presumably the influence of any CEO with his or her board will be supreme. A CEO should be able to set the strategic course for the company, with the blessing of the board, and the board should enable the CEO to carry out his or her vision for accomplishing the board's objectives. Failure to achieve this objective should lead the board to replace that CEO with someone in whom the board has confidence.

It can become difficult for the board to fulfill its role of overseer and policy setter when the CEO/Chairman controls the agenda and the discussion in the boardroom. This can engender CEOs with leverage to entrench their position leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the operation of the business and limitations on independent, shareholder focused goal-setting by the board.

We view an independent chairman as better able to oversee the executives of the Company and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. This, in turn, leads to a more proactive and effective board of directors that is looking out for the interests of shareholders above all else.

We do not recommend shareholders withhold votes from CEOs who serve on or chair the board. However, we do typically encourage our clients to support a separation between the roles of chairman of the board and CEO, whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that in the long-term it is in the best interests of the company and its shareholders.

In the case of a less than 2/3rds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the agenda for the meetings and to lead sessions outside the presence of the insider chairman.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on the interests of shareholders.

Empirical studies have shown: (i) companies with staggered boards reduce a firm's value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that in a takeover context staggered boards operate to improve shareholder returns. When a staggered board blocks a transaction, research shows shareholders are worse off. For example, one study performed by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover "reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced."(32)

When a staggered board negotiates a friendly transaction, no statistically significant difference in premiums occurs.(33)

During a March 2004 Glass Lewis Proxy Talk regarding staggered boards, the proponents of staggered boards could not identify research that demonstrated that staggered boards increase shareholder value. On the contrary, the opponents of such a structure marshaled significant support for the proposition that classified boards reduce shareholder value, holding everything else constant. Lucian Bebchuk, a Harvard Law professor who studies corporate governance issues, concluded that charter-based staggered boards "reduce the market value of a firm by 4% to 6% of its market capitalization" and that "staggered boards bring about and not merely reflect this reduction in market value."(34)

We also note that shareholders have increasingly come to agree with this view. In fact, 2005 saw the tide turn in corporate America as now more than 50% of US companies do not have a classified board structure, down from approximately 60% of companies in 2004. Clearly, an increasing number of shareholders have supported the repeal of classified boards. Resolutions relating to the repeal of staggered boards garnered on average 61% support among shareholders in 2002, whereas in 1987, only 16.4% of votes cast favored board declassification.

Given the empirical evidence suggesting staggered boards reduce a company's value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

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(32) Lucian Bebchuk, John Coates, Guhan Subramanian, "The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants," December 2002, page 1.

(33) Id. at 2 ("Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we find no systematic benefits in terms of higher premia to boards that have [staggered structures].").

(34) Lucian Bebchuk, Alma Cohen, "The Costs of Entrenched Board" (2004).

MANDATORY DIRECTOR RETIREMENT PROVISIONS

DIRECTOR TERM LIMITS

Glass Lewis believes that term limits are typically not in the best interests of shareholders. The academic literature available on this subject suggests there is no evidence of a correlation between tenure on the board and a director's performance. Although, on occasion, term limits serve as a crutch for boards that are unwilling to take the steps necessary to police their membership and make the difficult decisions pertaining to when turnover is appropriate. Some shareholders also support term limits as a way to force change where boards lack the fortitude to make changes on their own.

In our view, the experience of directors through their service over time can be a valuable asset to shareholders as directors navigate complex and critical issues faced by the board. However, we understand and support the need for periodic director rotation to ensure a fresh perspective in the board room and the generation of new ideas and business strategies. We believe this should be accomplished by the board and not through arbitrary limits. It is our opinion that shareholders can address this issue through the election of directors when necessary.

DIRECTOR AGE LIMITS

Glass Lewis believes that age limits are not in the best interests of shareholders. The academic literature available on this subject suggests there is no evidence of a correlation between age and a director's performance. Age limits serve as a crutch for boards that are unwilling to take the steps necessary to police their membership and make the difficult decisions pertaining to when turnover is appropriate. While we understand the support for age limits by some institutions as a way to force change where boards lack the fortitude to make changes on their own, the long term impact of these limits is to restrict experienced and potentially valuable board members from service at an arbitrary cut-off date. The experience of directors through their service over time can be a valuable asset to shareholders as directors navigate complex and critical issues faced by the board. While we understand and support the need for periodic director rotation to ensure a fresh outlook and perspective in the board room and the generation of new ideas and business strategies, we do not believe age limits are the best mechanism to accomplish this goal.

Further, age limits unfairly imply that older directors (or in rare cases, younger) cannot contribute to the oversight of a company. We believe shareholders would be better off focusing their efforts on monitoring the board's approach to corporate governance and their stewardship of the company's performance than imposing "one size fits all" limits that don't necessarily correlate with returns or benefits for shareholders.

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

Shareholders have attempted to address lack of access to the ballot by proposing that the board give shareholders a choice of directors for every seat in every election. However, policies that would require the nomination of multiple nominees for each board seat we feel would discourage prospective directors from accepting nominations if they were not confident that they were clearly the board's choice or that they would be elected. Therefore, generally Glass Lewis will vote against such proposals.

II. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

We believe the role of the auditor as a gatekeeper is crucial in ensuring the integrity and transparency of financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do thorough analysis of the company's books to ensure that the information ultimately provided to shareholders is complete, accurate, fair and a reasonable representation of the company's financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about the fiscal health of the company.

In our view, shareholders should demand the services of an objective and well-qualified auditor at every company in which they hold an interest. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the public they serve. Almost without exception, shareholders should be given the opportunity to review the performance of the auditor annually and ratify the board's selection of an auditor for the coming year.

     Voting Recommendations regarding Ratification of the Auditor: We generally support management's recommendation regarding the selection of an auditor except in cases where we believe the independence of a returning auditor or the integrity of the audit has been compromised. Where the board has not allowed shareholders to exercise their right and responsibility to review and ratify the auditor, we typically recommend withholding votes from the chairman of the audit committee of the board and when there have been material restatements of annual financial statements or material weakness in internal controls reported, from the entire audit committee in exceptional situations.

     Reasons why we may not recommend ratification of the auditor include:

          - When audit fees added to audit-related fees total less than the tax fees and/or less than other non-audit fees.

          - If there have been any recent material restatements of annual financial statements, including those resulting in material weaknesses in internal controls being reporting or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).(35)

          - When the auditor performs prohibited services such as tax shelter work, tax services for the CEO or CFO, or work for a contingent type fee including a fee based on a percentage of economic benefit to the company.

          - When audit fees are excessively low, especially when compared with other companies in the same industry.

          -    When the company has aggressive accounting policies.

          - When the company has poor disclosure or lack of transparency in its financial statements.

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(35) An auditor does not perform an audit of interim financial statements and accordingly, in general, we do not believe should be opposed due to a restatement of interim financial statements, unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

          - Where the auditor had specifically limited its liability through its contract with the company.

          - We also look for other relationships or issues of concern with the auditor that might suggest a conflict between the interests of the auditor and the interests of shareholders.

     We typically support audit related proposals regarding:

          - Mandatory auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years).

PENSION ACCOUNTING ISSUES

The question often raised in proxy proposals related to pension accounting is what effect, if any, projected returns on employee pension assets should have on the Company's net income. This issue often comes up in the context of executive compensation and the extent to which pension accounting should be reflected in the performance of the business for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income used to award performance-based compensation. Many of the assumptions used in accounting for retirement plans are subject to the discretion of a company, and management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company's performance.

REPORTING CONTRIBUTIONS AND POLITICAL SPENDING

Glass Lewis believes that disclosure regarding how a company uses its funds is an important component of corporate accountability to shareholders. However, the area of campaign contributions is heavily regulated by federal, state and local laws. Most jurisdictions around the country have detailed disclosure laws and information on contributions is readily available to the public. Other than in exceptional circumstances (e.g. where the Company does not adequately disclose information about its contributions to shareholders or where the Company has a history of abuse in the donation process) we believe that the mechanism for disclosure and the standards for giving are best left to the board. However, Glass Lewis will consider supporting such proposals on a case by case basis if the company has substantially and consistently underperformed its peers and has been subject to regulatory action resulting from its political donations.

III. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

EQUITY BASED COMPENSATION PLANS

Glass Lewis evaluates option and other equity-based compensation plans with a detailed model and analyst review. We believe that equity compensation awards are a useful tool, when not abused, for retaining and incentivizing employees to engage in conduct that will improve the performance of the Company.

We recognize that equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, we take factors such as the administration of the plan, the method and terms of exercise, repricing history and express or implied rights to reprice, the presence of evergreen provisions and other factors into account in our model and analysis.

Our analysis is decidedly quantitative and focused on the cost of the plan as compared to the operating metrics of the business. We run twenty different analyses, comparing the program with both absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's financial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

Importantly, our analysis differs from that of other advisors who have developed models for determining whether an option plan is excessive. The principal differences between our approaches (as we understand the various approaches of others) are: (i) we use a measure of expected annual expense of the program and compare that expense against operating metrics of the business to assist in determining whether the plan is excessive in light of the Company's performance;
(ii) we compare overall expected annual cost to the enterprise value of the firm, rather than to market capitalization because the employees, managers and directors of the firm are engaged in creating enterprise value not necessarily market capitalization (the biggest difference can be seen for a company where cash represents the vast majority of market capitalization); and (iii) our approach does not rely exclusively on relative comparisons with averages because we believe that academic literature proves that there are some absolute limits.

We evaluate option plans based on ten overarching principles:

     -    Companies should seek more shares only when they need them.

     - Plans should be small enough that companies need approval every three to four years (or less) from shareholders.

     - If a plan is relatively expensive, it should not be granting options solely to senior executives and board members.

     -    Annual net share count and voting power dilution should be limited.

     - Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and in line with the peer group.

     - The expected annual cost of the plan should be proportional to the value of the business.

     - The intrinsic value received by option grantees in the past should be reasonable compared with the financial results of the business.

     - Plans should deliver value on a per-employee basis when compared with programs at peer companies.

     -    Plans should not permit re-pricing of stock options.

     - Plans should not contain excessively liberal administrative or payment terms.

          OPTION EXCHANGES

          Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial, real downside risk in owning stock and we believe that the employees, officers and directors that receive stock options should be similarly situated to align interests optimally. We are concerned that option grantees who believe they will be "rescued" from underwater options will be more inclined ab initio to take on unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters the value of the stock option in the first instance; options that will practically never expire deeply out of the money are worth far more than options that have such a risk. In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck. Re-pricing is tantamount to a re-trade.

          There is one circumstance in which a repricing or option exchange program is acceptable, namely, if the value of a stock has declined dramatically because of macroeconomic or industry trends (rather than specific company issues) and repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original equity-based compensation "bargain" was struck. In such a circumstance, we will support a repricing only if the following conditions are true:

               (i) officers and board members do not participate in the program;

               (ii) the stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

               (iii) the exchange is value neutral or value creative to
                     shareholders with very conservative assumptions and a recognition of the adverse selection problems inherent in voluntary programs; and

               (iv) management and the board make a cogent case for needing to incentivize and retain existing employees, such as being in a competitive employment market.

          PERFORMANCE BASED OPTIONS

          We regularly encounter shareholder requests that the board adopt a policy basing a significant portion of future stock option grants to senior executives on performance. Typically, performance-based options are defined as those whose exercise price is linked to an industry peer group stock performance index.

          Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

          Boards often argue that such a proposal would hinder them in attracting talent. We believe that boards can develop a consistent, reliable approach, as boards of many companies have, that would still attract executives who believe in their ability to guide the company to achieve its targets. If the board believes in performance-based compensation for executives, then these proposals typically will not hamper the board's ability to create such compensation plans.

          We generally recommend that shareholders vote in favor of performance based option requirements.

LINKING PAY WITH PERFORMANCE

Glass Lewis strongly believes that executive compensation should be linked directly with the performance of the business the executive is charged with managing. Glass Lewis has a proprietary pay-for-performance model that evaluates compensation of the top five executives at every company in the Russell 3000. Our model benchmarks the compensation of these executives compared with their performance using three peer groups for each company: an industry peer group, a smaller sector peer group and a geographic peer group. Using a forced curve and a school letter-grade system, we rank companies according to their pay-for-performance.

We use this analysis to inform our voting decisions on each of the compensation issues that arise on the ballot. Likewise, we use this analysis in our evaluation of the compensation committee's performance.

162(M) PLANS

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next four most highly compensated executive officers upon shareholder approval of the excess compensation. Glass Lewis recognizes the value of executive incentive programs and the tax benefit of shareholder-approved incentive plans. We also believe that this provision allows shareholders to provide important review and consent of executive compensation, a subject that has raised some troubling concerns at several companies over the past few years.

We believe it is best practice for companies to provide reasonable disclosure to shareholders so that they can make sound judgments about the reasonableness of the proposed plan. In order to allow for meaningful shareholder review, we prefer that these proposals generally include: specific performance goals; a maximum award pool; and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the Company's peers.

Where companies fail to provide at least a list of performance targets or one of either a total pool or individual maximum or where the proposed plan is excessive when compared with those of the companies' peers and there are other extenuating circumstances, we typically recommend against the plan. The company's track record of aligning pay with performance (as evaluated using our proprietary Pay-for-Performance model) also plays a role in our recommendation on this issue. Where a company has a track record of reasonable pay relative to the performance of the business, we are not typically inclined to recommend against a plan even if the plan caps seem large relative to peers because we recognize the value of having the option of special compensation arrangements for continued exceptional performance. Like all other issues we review, our analysis of these situations attempts to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders' best interests to vote against such a plan and forgo the potential tax benefit given the fact that shareholder rejection of such plans will not curtail the awards, it will only prevent the tax deduction associated with them.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive compensation for the time and effort they spend serving on the board and its committees. In particular, we support compensation plans that include option grants or other equity-based awards, which help to align the interests of outside directors with those of shareholders. Director fees should be competitive in order to retain and attract qualified individuals. However, excessive fees represent a financial cost to the company and threaten to compromise the objectivity and independence of non-employee directors. Therefore, a balance is required.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of those plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to assist in making our voting recommendations on director compensation plans.

OPTIONS EXPENSING

Glass Lewis strongly supports the expensing of stock options. We believe that stock options are an important component of executive compensation and that the expense of that compensation should be reflected in a company's operational earnings. When companies refuse to expense options, the effect of options on the company's finances is obscured and accountability for their use as a means of compensation is greatly diminished.(36)

We will always recommend a vote in favor of a proposal to expense stock options.

LIMITS ON EXECUTIVE COMPENSATION

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(36) The Conference Board's Commission on Public Trust, in its report, Corporate Governance Best Practices at p. 28, notes in its "Key Recommendations on Executive Compensation" that "Fixed-price stock options should be expensed on financial statements of public companies. The costs associated with equity-based compensation should be reported on a uniform and consistent basis by all public companies in order to provide clear and understandable comparability."

As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board's compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with its peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a CEO's pay is capped at a low level rather than flexibly tied to the performance of the Company.

     LIMITS ON EXECUTIVE STOCK OPTIONS

     Stock options are a common form of compensation for senior executives. Options are a very important component of compensation packages to attract and retain experienced executives and other key employees. Tying a portion of an executive's compensation to the performance of the company also provides an excellent incentive to maximize share values by those in the best position to affect those values. Accordingly, we typically recommend that our clients oppose caps on executive stock options.

LINKING PAY TO SOCIAL CRITERIA

Glass Lewis believes that ethical behavior is an important component of executive performance and should be taken into account when evaluating performance and determining compensation. Glass Lewis also believes, however, that the board and specifically its compensation committee are in the best position to set policy on management compensation. Shareholders can hold the board's compensation committee accountable for the compensation awarded through the election of directors.

FULL DISCLOSURE OF EXECUTIVE COMPENSATION

Glass Lewis believes that disclosure of information regarding compensation is critical to allowing shareholders to evaluate the extent to which a company's pay is keeping pace with its performance. However, we are concerned when a proposal goes too far in the level of detail that it requests for executives other than the most high-ranking leaders of the company. Shareholders are unlikely to need or be able to use information based on the individual level except in the case of senior corporate officers. Moreover, it will rarely be in the interests of shareholders to give away competitive data about salaries at the individual level, which information is not otherwise available. This sort of disclosure requirement could also create internal personnel issues that would be counterproductive for the company and its shareholders.

While we are in favor of full disclosure for senior executives and we view information about compensation at the aggregate level (e.g. number of employees being paid over a certain amount or in certain categories) potentially very useful, we do not believe that shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

IV. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE


ANTI-TAKEOVER MEASURES

     POISON PILLS (SHAREHOLDER RIGHTS PLANS)

     Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have the opportunity to consider any offer for their shares, especially those at a premium.

     We believe that boards should be given wide latitude in directing the activities of the company and charting the company's course. However, on an issue such as this, where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan's implementation. This issue is different from other matters that are typically left to the board's discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which the interests of management may be very different from those of shareholders and therefore ensuring shareholders have a voice is the only way to safeguard their interests.

     In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable 'qualifying offer' clause. We will consider supporting a poison pill plan if the provisions of the qualifying offer clause include the following attributes: (i) the form of offer is not required to be an all-cash transaction; (ii) the offer is not required to remain open for more than 90 business days; (iii) the offeror is permitted to make amendments to the offer, to reduce the offer or otherwise change the terms; (iv) there is no fairness opinion requirement; and (v) there is a low to no premium requirement. Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

     RIGHT OF SHAREHOLDERS TO CALL A SPECIAL MEETING

     Glass Lewis strongly supports the right of shareholders to call special meetings. However, in order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting such a meeting. In general, we believe a lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. However, when proposals are presented to allow shareholders the opportunity to call special meetings that do not specify a minimum threshold, we will support them because the possible abuse of the right to call shareholder meetings is outweighed by the benefit to shareholders of having that right.

     SHAREHOLDER ACTION BY WRITTEN CONSENT

     Glass Lewis strongly supports the right of shareholders to act by written consent. However, in order to prevent abuse and waste of corporate resources by a very small minority of shareholders, we believe that such rights should be limited to a minimum threshold of at least 15% of the shareholders requesting action by written consent. In general, we believe a lower threshold may leave companies subject to meetings whose effect might be the disruption of normal business operations in order to focus on the interests of only a small minority of owners. However, when proposals are presented to allow shareholders the opportunity to act by without specifying a minimum threshold, we will support them based on the belief that shareholders are better off with this right than without it. However, when proposals are presented to allow shareholders the opportunity to act by written consent even without a specified minimum threshold, we will support them because the possible abuse of the right to act by written consent is outweighed by the benefit to shareholders of having that right.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to the operation of a company. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock beyond what is currently available:

     (i) Stock Split - We typically consider three metrics when evaluating whether we think a stock split is likely or necessary. First, we look at the historical stock pre-split price, if any. Second, we consider the current share price relative to the price in the prior 52 weeks to assess the current price relative to the Company's most common trading price over that period. Finally, we consider some absolute limits on stock price that in our view either always make a stock split appropriate if desired by management or conversely would almost never be a reasonable price at which to split a stock.

     (ii) Shareholder Defenses - Additional authorized shares could be used to bolster the efficacy of takeover defenses such as a "poison pill." The fact that the additional shares could be used to defend or discourage a hostile takeover is often discussed as a reason for a requested increase in the proxy. Glass Lewis is typically against such defenses and, therefore, will oppose actions intended to increase the efficacy of such defenses.

     (iii) Financing for Acquisitions - We look to see whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

     (iv) Financing for Operations - We review the company's cash position and its ability to secure financing through borrowing or other means. We look at the company's recent history of capitalization and whether or not the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER BALLOT PROPOSALS

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. These proposals typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe it is best for shareholders to have the opportunity to review and vote on all proposals and director nominees that arise. Shareholders can always vote against those proposals that appear with little prior notice. However, shareholders, as owners of the business, are capable of identifying those issues where they have sufficient information and ignoring those where they do not. Setting arbitrary notice restrictions simply limits the opportunity for shareholders to raise issues that may come up after the arbitrary window closes until the following year's annual meeting.

Accordingly, we typically recommend that shareholders vote against these proposals.

VOTING STRUCTURE

     CUMULATIVE VOTING

     Cumulative voting is a voting process that maximizes the ability of minority shareholders to ensure representation of their views on the board. Cumulative voting can play an especially important role where a board is controlled mainly by insiders or affiliates and where the company's ownership structure includes one or more very large shareholders that typically control a majority-voting block of the company's stock. In those situations, shareholders need the protections of cumulative voting to ensure their voices are heard. Glass Lewis believes that cumulative voting generally operates as a safeguard for shareholders by ensuring that those who hold a significant minority of shares are able to elect a candidate of their choosing to the board. This allows the creation of boards that are broadly responsive to the interests of all shareholders rather than simply to a small group of large holders.

     The recent academic literature on this subject indicates that where a highly independent board is in place and the company has a shareholder friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at firms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

     Accordingly, we review these proposals on a case-by-case basis factoring in the independence of the board and the status of the company's governance structure. However, we typically find that these proposals are on ballots where independence is lacking and appropriate checks and balances that favor shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

     SUPERMAJORITY VOTE REQUIREMENTS

     Glass Lewis believes that supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to shareholder interests. One key example is in the takeover context where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business.

TRANSACTION OF OTHER BUSINESS AT AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before the annual meeting. In our opinion, granting unfettered discretion is unwise.

V. SHAREHOLDER INITIATIVES AND MANAGEMENT OF THE FIRM

Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally favor proposals that are likely to increase shareholder value and/or promote and protect shareholder rights. We typically prefer to leave decisions regarding day-to-day management of the business and policy decisions related to political, social or environmental issues to management and the board except when we see a clear and direct link between the proposal and some economic or financial issue for the company. We feel strongly that shareholders should not attempt to micromanage the business or its executives through the initiative process. Rather, shareholders should use their influence to push for governance structures that protect shareholders, including actual director elections and then put in place a board they can trust to make informed and careful decisions that are in the best interests of the business and its owners. We believe that shareholders should hold directors accountable for management and policy decisions through the election of directors.

LABOR PRACTICES

Glass Lewis believes that labor policies are typically best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. It is our opinion that management is in the best position to determine appropriate practices in the context of its business. Shareholders can hold directors accountable for company decisions related to labor issues through the election of directors. However, in situations where a company's labor practices and its ramifications (through legal or market action) threatens to affect the performance of the company, Glass Lewis will consider supporting proposals regarding labor practices on a case by case basis.

     For example, at Wal-Mart's annual meeting in 2005 we recommend a vote in favor of a shareholder proposal to have the company prepare an equal employment opportunity report. We felt that there was significant potential economic exposure stemming from lawsuits and a federal investigation, both regarding the company's labor practices.

     In our view, Wal-Mart's shareholders deserved to know if their company had engaged in discriminatory employment practices that made it vulnerable to lawsuits and a variety of potential economic losses stemming from the suits and potential negative market reaction. In addition, we felt the shareholders should be informed about the specific steps that Wal-Mart is taking to address these issues that could have a negative impact on the stock price.

NON-DISCRIMINATION POLICIES

Glass Lewis believes that human resource policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. Management is in the best position to determine which policies will promote the interests of the firm across its various businesses. Board members are accountable to shareholders for the decisions they make about these issues when they face re-election.

REIMBURSEMENT OF SOLICITATION EXPENSES

Glass Lewis feels that in some circumstances, replacing some or all directors on a company's board is warranted where the incumbent director or directors have failed in their oversight of management in failing to take action to address continuous poor performance. In those cases where a dissident shareholder is seeking reimbursement for their expenses and has received the support of a majority of shareholders, Glass Lewis will generally recommend in favor of reimbursing the dissident for expenses incurred in waging the contest. In those rare cases where a shareholder has put their own time and money into a successful campaign to unseat a poorly performing director, we feel that the dissident should be entitled to reimbursement of their expenses by the company and other shareholders who, by virtue of their majority vote for the dissident, have expressed their concurrence with the dissident and who will share in the improved company performance. However, contests are expensive and distracting to the management and the board. Therefore, to avoid encouraging nuisance or agenda-driven contests, we only support the reimbursement of expenses where the dissident has convinced at least a majority of shareholders to support their candidate or candidates.

MILITARY AND US GOVERNMENT BUSINESS POLICIES

Glass Lewis believes that disclosure to shareholders of information on key company endeavors is important. However, Glass Lewis generally does not support resolutions that call for shareholder approval of policy statements for or against government programs that are subject to thorough review by the Federal Government and elected officials at the national level.

FOREIGN GOVERNMENT BUSINESS POLICIES

Glass Lewis believes that worldwide business policies are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable for these issues when they face re-election.

ENVIRONMENTAL POLICIES

Glass Lewis believes that management of the environmental risks associated with business operations are best left to management and the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. We believe that board members can be held accountable on these issues when they face re-election. It is our opinion that management is in the best position to determine what policies are best in the context of its business, particularly given the significant amount of regulation and reporting already required by various government agencies on these topics. However, Glass Lewis would consider supporting such proposals if they address specific issues that pose a substantial long-term risk to the company.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

Repeatedly over the past several decades, shareholders have sought a mechanism by which they might have a genuine voice in the election of directors at companies where they hold an interest. Most of these efforts have centered on regulatory change, the latest iteration of which is the proxy access debate that has taken place at the SEC over the past three years, which appears to have stalled. The proposal here is, in our view, an effort to make the case for shareholder impact on director elections on a company specific basis. While this proposal would not give shareholders the opportunity to nominate directors or lead to elections in which shareholders have a choice among candidates for the board, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a very favorable outcome for shareholders.

During 2005, Glass Lewis tracked 56 precatory proposals to require a majority vote to elect directors. The average vote in favor was 38% and only 7 proposals received a majority of votes cast. The vote in favor ranged from 68% at Northrop Grumman to 16% at Amazon. The one binding proposal, at Paychex received only 20% of votes cast in favor, substantially below the average.

Today, most companies elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of any nominee (including himself, if the director is a shareholder) that nominee "wins" the election and assumes a seat on the board of directors. The common concern among companies with a plurality voting standard was the possibility that one or more directors would not receive a majority of votes, resulting in "failed elections." This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

If a majority vote standard were implemented, a director would have to receive the support of a majority of the shares voted in order to assume the role of a director. Thus, shareholders could collectively vote to reject a director they believe is not or will not pursue their best interests. We think this very minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualified shareholder-focused directors to serve in the future. We believe a majority vote standard is overwhelmingly likely to lead to more attentive directors and very occasional use of this power to keep from obtaining a seat on the board a nominee who has a clear track record of ignoring shareholder interests in favor of personal or other interests that conflict with those of investors.

There are various initiatives begun to study the issue of majority versus plurality voting. The ABA Committee on Corporate Laws of the Section of Business Law is studying the issue in anticipation of recommending changes to the Model Business Corporation Act (the "Model Act") relating to voting by shareholders for the election of directors. In June it issued for comment a Discussion Paper in which it analyzed the issue in detail and identified certain alternatives to plurality voting. According to the Discussion Paper, plurality was adopted as a standard to address the concern over "failed elections" where a nominee did not receive a majority vote. However, it was not until 1987 that, due to the increasing number of corporate takeovers, Delaware corporate law was changed to make plurality the default standard to address the potential for failed elections resulting from contests.

Comments on the Discussion Paper were received from investors, companies and other groups, including the Task Force on Shareholder Proposals of the ABA Committee on Federal Regulation of Securities, which discussed proxy solicitation and disclosure considerations under the federal securities laws that would be implicated by a change from the traditional plurality vote requirement. A committee of the Delaware Bar Association also has undertaken a review of the pertinent provisions of Delaware corporate law. A working group consisting of representatives of various union retirement funds and companies is also studying the issue. While none of the groups has yet made a final determination, the ABA committee published its preliminary report on January 17, 2006 with a recommendation that stops short of changing the near universal plurality standard to a majority standard in the Model Act. However, the committee does recommend allowing shareholders at companies to implement a form of majority voting by amending the company's bylaws. Further, the committee has proposed a statutory method to require resignations of directors who fail to receive a majority vote.

In response to the high level of support shareholder votes on majority voting are garnering, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. Theses steps range from requiring directors that receive a majority of withhold votes to submit a letter of resignation (Pfizer) to actually requiring a majority vote of outstanding shares to elect directors (ADP). However, a small number of companies like Lockheed Martin have had a longstanding requirement of a majority of outstanding shares, a higher standard than votes cast, to elect a director.

However, we feel the Pfizer (or modified) approach does not go far enough because simply requiring a director to submit a resignation would still not require a majority vote to elect a director and would still not allow shareholders' input into the nomination process. Further, under the modified approach the Corporate Governance Committee could reject resignation and, even if it accepts it, the Corporate Governance Committee decides on the director's replacement. Finally, since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

Therefore, Glass Lewis will generally support proposals calling for the election of directors by a majority vote unless it would clearly disadvantage the company or put shareholders at risk.

        Proxy Policy and Guidelines - Wellington Management Company LLP

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

INTRODUCTION                Wellington Management Company, LLP ("Wellington
                            Management") has adopted and implemented policies
                            and procedures that it believes are reasonably
                            designed to ensure that proxies are voted in the
                            best economic interests of its clients around the
                            world.

                            Wellington Management's Global Proxy Voting
                            Guidelines, included as pages 6-12 of these Global
                            Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Global Proxy Voting Guidelines set forth general guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Global Proxy Voting
                            Guidelines.

STATEMENT OF POLICIES       As a matter of policy, Wellington Management:

                            1
                            Takes responsibility for voting client proxies only
                            upon a client's written request.

                            2
                            Votes all proxies in the best interests of its
                            clients as shareholders, i.e., to maximize economic
                            value.

                            3
                            Develops and maintains broad guidelines setting out
                            positions on common proxy issues, but also considers
                            each proposal in the context of the issuer,
                            industry, and country or countries in which its
                            business is conducted.

                            4
                            Evaluates all factors it deems relevant when
                            considering a vote, and may determine in certain
                            instances that it is in the best interest of one or
                            more clients to refrain from voting a given proxy
                            ballot.


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                            5
                            Identifies and resolves all material proxy-related
                            conflicts of interest between the firm and its
                            clients in the best interests of the client.

                            6
                            Believes that sound corporate governance practices
                            can enhance shareholder value and therefore
                            encourages consideration of an issuer's corporate
                            governance as part of the investment process.

                            7
                            Believes that proxy voting is a valuable tool that
                            can be used to promote sound corporate governance to
                            the ultimate benefit of the client as shareholder.

                            8
                            Provides all clients, upon request, with copies of
                            these Global Proxy Policies and Procedures, the
                            Global Proxy Voting Guidelines, and related reports,
                            with such frequency as required to fulfill
                            obligations under applicable law or as reasonably
                            requested by clients.

                            9
                            Reviews regularly the voting record to ensure that
                            proxies are voted in accordance with these Global
                            Proxy Policies and Procedures and the Global Proxy
                            Voting Guidelines; and ensures that procedures,
                            documentation, and reports relating to the voting of
                            proxies are promptly and properly prepared and
                            disseminated.

RESPONSIBILITY AND          Wellington Management has a Corporate Governance
OVERSIGHT                   Committee, established by action of the firm's
                            Executive Committee, that is responsible for the
                            review and approval of the firm's written Global
                            Proxy Policies and Procedures and its Global Proxy
                            Voting Guidelines, and for providing advice and
                            guidance on specific proxy votes for individual
                            issuers. The firm's Legal Services Department
                            monitors regulatory requirements with respect to
                            proxy voting on a global basis and works with the
                            Corporate Governance Committee to develop policies
                            that implement those requirements. Day-to-day
                            administration of the proxy voting process at
                            Wellington Management is the responsibility of the
                            Corporate Governance Group within the Corporate
                            Operations Department. In addition, the Corporate
                            Governance Group acts as a resource for portfolio
                            managers and research analysts on proxy matters, as
                            needed.


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STATEMENT OF PROCEDURES     Wellington Management has in place certain
                            procedures for implementing its proxy voting
                            policies.

General Proxy Voting        AUTHORIZATION TO VOTE. Wellington Management will
                            vote only those proxies for which its clients have
                            affirmatively delegated proxy-voting authority.

                            RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington
                            Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

                            RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                            RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                            PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington
                            Management's Global Proxy Voting Guidelines, and handled as follows:

                            - Generally, issues for which explicit proxy voting guidance is provided in the Global Proxy
                                 Voting Guidelines (i.e., "For", "Against",
                                 "Abstain") are reviewed by the Corporate
                                 Governance Group and voted in accordance with the Global Proxy Voting Guidelines.

                            - Issues identified as "case-by-case" in the Global Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.


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                            - Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                            MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND
                            RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate
                            Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process.
                            In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate
                            Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                            If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance
                            Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate
                            Governance Committee should convene. Any Corporate
                            Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations        In certain instances, Wellington Management may be
                            unable to vote or may determine not to vote a proxy
                            on behalf of one or more clients. While not
                            exhaustive, the following list of considerations
                            highlights some potential instances in which a proxy
                            vote might not be entered.

                            SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington
                            Management does not know when securities have been lent out and are therefore unavailable to be voted.
                            Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington
                            Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.


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                            SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares.
                            The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                            In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington
                            Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

                            LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF
                            PROXY MATERIALS, OR EXCESSIVE COSTS. Wellington
                            Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION      Wellington Management maintains records of proxies
                            voted pursuant to Section 204-2 of the Investment
                            Advisers Act of 1940 (the "Advisers Act"), the
                            Employee Retirement Income Security Act of 1974, as
                            amended ("ERISA"), and other applicable laws.

                            Wellington Management's Global Proxy Policies and
                            Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy
                            Policies and Procedures, including the Global Proxy
                            Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.


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                            Global Proxy Voting Guidelines

INTRODUCTION                Upon a client's written request, Wellington
                            Management Company, LLP ("Wellington Management")
                            votes securities that are held in the client's
                            account in response to proxies solicited by the
                            issuers of such securities. Wellington Management
                            established these Global Proxy Voting Guidelines to
                            document positions generally taken on common proxy
                            issues voted on behalf of clients.

                            These Guidelines are based on Wellington
                            Management's fiduciary obligation to act in the best economic interest of its clients as shareholders.
                            Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting
                            Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

                            Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES           COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                            -    Election of Directors:             Case-by-Case

                                 Wellington Management believes
                                 that shareholders' ability to
                                 elect directors annually is the
                                 most important right
                                 shareholders have. We generally
                                 support management nominees, but
                                 will withhold votes from any
                                 director who is demonstrated to
                                 have acted contrary to the best
                                 economic interest of
                                 shareholders. We may withhold
                                 votes from directors who failed
                                 to implement shareholder
                                 proposals that received majority
                                 support, implemented dead-hand
                                 or no-hand poison pills, or
                                 failed to attend at least 75% of
                                 scheduled board meetings.


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                            Global Proxy Voting Guidelines

                            -    Classify Board of Directors:       Against

                                 We will also vote in favor of
                                 shareholder proposals seeking to
                                 declassify boards.

                            -    Adopt Director Tenure/Retirement   Against
                                 Age (SP):

                            -    Adopt Director & Officer           For
                                 Indemnification: We generally
                                 support director and officer
                                 indemnification as critical to
                                 the attraction and retention of
                                 qualified candidates to the
                                 board. Such proposals must
                                 incorporate the duty of care.

                            -    Allow Special Interest             Against
                                 Representation to Board (SP):

                            -    Require Board Independence:        For
                                 Wellington Management believes
                                 that, in the absence of a
                                 compelling counter-argument or
                                 prevailing market norms, at
                                 least 65% of a board should be
                                 comprised of independent
                                 directors, with independence
                                 defined by the local market
                                 regulatory authority. Our
                                 support for this level of
                                 independence may include
                                 withholding approval for non-
                                 independent directors, as well
                                 as votes in support of
                                 shareholder proposals calling
                                 for independence.

                            -    Require Key Board Committees to    For
                                 be Independent. Key board
                                 committees are the Nominating,
                                 Audit, and Compensation
                                 Committees. Exceptions will be
                                 made, as above, in respect of
                                 local market conventions.

                            -    Require a Separation of Chair      For
                                 and CEO or Require a Lead
                                 Director:

                            -    Approve Directors' Fees:           For

                            -    Approve Bonuses for Retiring       Case-by-Case
                                 Directors:

                            -    Elect Supervisory                  For
                                 Board/Corporate Assembly:

                            -    Elect/Establish Board Committee:   For


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                            Global Proxy Voting Guidelines

                            -    Adopt Shareholder                  Case-by-Case
                                 Access/Majority Vote on Election
                                 of Directors (SP):

                                 Wellington Management believes
                                 that the election of directors
                                 by a majority of votes cast is
                                 the appropriate standard for
                                 companies to adopt and therefore
                                 generally will support those
                                 proposals that seek to adopt
                                 such a standard. Our support for
                                 such proposals will extend
                                 typically to situations where
                                 the relevant company has an
                                 existing resignation policy in
                                 place for directors that receive
                                 a majority of "withhold" votes.
                                 We believe that it is important
                                 for majority voting to be
                                 defined within the company's
                                 charter and not simply within
                                 the company's corporate
                                 governance policy.

                                 Generally we will not support
                                 proposals that fail to provide
                                 for the exceptional use of a
                                 plurality standard in the case
                                 of contested elections. Further,
                                 we will not support proposals
                                 that seek to adopt a majority of
                                 votes outstanding (i.e., total
                                 votes eligible to be cast as
                                 opposed to actually cast)
                                 standard.

                            MANAGEMENT COMPENSATION

                            -    Adopt/Amend Stock Option Plans:    Case-by-Case

                            -    Adopt/Amend Employee Stock         For
                                 Purchase Plans:

                            -    Approve/Amend Bonus Plans:         Case-by-Case

                                 In the US, Bonus Plans are
                                 customarily presented for
                                 shareholder approval pursuant to
                                 Section 162(m) of the Omnibus
                                 Budget Reconciliation Act of
                                 1992 ("OBRA"). OBRA stipulates
                                 that certain forms of
                                 compensation are not tax-
                                 deductible unless approved by
                                 shareholders and subject to
                                 performance criteria. Because
                                 OBRA does not prevent the
                                 payment of subject compensation,
                                 we generally vote "for" these
                                 proposals. Nevertheless,
                                 occasionally these proposals are
                                 presented in a bundled form
                                 seeking 162 (m) approval and
                                 approval of a stock option plan.
                                 In such cases, failure of the
                                 proposal prevents the awards
                                 from being granted. We will vote
                                 against these proposals where
                                 the grant portion of the


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                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

                            Global Proxy Voting Guidelines

                            proposal fails our guidelines for the
                            evaluation of stock option plans.

                            -    Approve Remuneration Policy:       Case-by-Case

                            -    Exchange Underwater Options:       Case-by-Case

                                 Wellington Management may
                                 support value-neutral exchanges
                                 in which senior management is
                                 ineligible to participate.

                            -    Eliminate or Limit Severance       Case-by-Case
                                 Agreements (Golden Parachutes):

                                 We will oppose excessively
                                 generous arrangements, but may
                                 support agreements structured to
                                 encourage management to
                                 negotiate in shareholders' best
                                 economic interest.

                            -    Shareholder Approval of Future     Case-by-Case
                                 Severance Agreements Covering
                                 Senior Executives (SP):

                                 We believe that severance
                                 arrangements require special
                                 scrutiny, and are generally
                                 supportive of proposals that
                                 call for shareholder
                                 ratification thereof. But, we
                                 are also mindful of the board's
                                 need for flexibility in
                                 recruitment and retention and
                                 will therefore oppose
                                 limitations on board
                                 compensation policy where
                                 respect for industry practice
                                 and reasonable overall levels of
                                 compensation have been
                                 demonstrated.

                            -    Expense Future Stock Options       For
                                 (SP):

                            -    Shareholder Approval of All Stock  For
                                 Option Plans (SP):

                            -    Disclose All Executive             For
                                 Compensation (SP):

                            REPORTING OF RESULTS

                            -    Approve Financial Statements:      For

                            -    Set Dividends and Allocate         For
                                 Profits:


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                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

                            Global Proxy Voting Guidelines

                            -    Limit Non-Audit Services
                                 Provided by Auditors (SP):         Case-by-Case

                                 We follow the guidelines
                                 established by the Public
                                 Company Accounting Oversight
                                 Board regarding permissible
                                 levels of non-audit fees payable
                                 to auditors.

                            -    Ratify Selection of Auditors and
                                 Set Their Fees:                    Case-by-Case

                                 Wellington Management will
                                 generally support management's
                                 choice of auditors, unless the
                                 auditors have demonstrated
                                 failure to act in shareholders'
                                 best economic interest.

                            -    Elect Statutory Auditors:          Case-by-Case

                            -    Shareholder Approval of Auditors
                                 (SP):                              For

                            SHAREHOLDER VOTING RIGHTS

                            -    Adopt Cumulative Voting (SP):      Against

                                 We are likely to support
                                 cumulative voting proposals at
                                 "controlled" companies (i.e.,
                                 companies with a single majority
                                 shareholder), or at companies
                                 with two-tiered voting rights.

                            -    Shareholder Rights Plans           Case-by-Case

                                 Also known as Poison Pills,
                                 these plans can enable boards of
                                 directors to negotiate higher
                                 takeover prices on behalf of
                                 shareholders. However, these
                                 plans also may be misused to
                                 entrench management. The
                                 following criteria are used to
                                 evaluate both management and
                                 shareholder proposals regarding
                                 shareholder rights plans.

                                 -    We generally support plans
                                      that include:

                                      -    Shareholder approval
                                           requirement

                                      -    Sunset provision

                                      -    Permitted bid feature
                                           (i.e., bids that are
                                           made for all shares
                                           and demonstrate
                                           evidence of financing
                                           must be submitted to a
                                           shareholder vote).

                                 Because boards generally have
                                 the authority to adopt
                                 shareholder rights plans without
                                 shareholder approval, we are


Wellington Management Company, LLP                                       Page 10

                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

                            Global Proxy Voting Guidelines

                                 equally vigilant in our
                                 assessment of requests for
                                 authorization of blank check
                                 preferred shares (see below).

                            -    Authorize Blank Check Preferred
                                 Stock:                             Case-by-Case

                                 We may support authorization
                                 requests that specifically
                                 proscribe the use of such shares
                                 for anti-takeover purposes.

                            -    Eliminate Right to Call a Special
                                 Meeting:                           Against

                            -    Increase Supermajority Vote
                                 Requirement:                       Against

                                 We likely will support
                                 shareholder and management
                                 proposals to remove existing
                                 supermajority vote requirements.

                            -    Adopt Anti-Greenmail Provision:    For

                            -    Adopt Confidential Voting (SP):    Case-by-Case

                                 We require such proposals to
                                 include a provision to suspend
                                 confidential voting during
                                 contested elections so that
                                 management is not subject to
                                 constraints that do not apply to
                                 dissidents.

                            -    Remove Right to Act by Written
                                 Consent:                           Against

                            CAPITAL STRUCTURE

                            -    Increase Authorized Common
                                 Stock:                             Case-by-Case

                                 We generally support requests
                                 for increases up to 100% of the
                                 shares currently authorized.
                                 Exceptions will be made when the
                                 company has clearly articulated
                                 a reasonable need for a greater
                                 increase.

                            -    Approve Merger or Acquisition:     Case-by-Case

                            -    Approve Technical Amendments to
                                 Charter:                           Case-by-Case

                            -    Opt Out of State Takeover
                                 Statutes:                          For

                            -    Authorize Share Repurchase:        For


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                       Wellington Management Company, LLP
                      Global Proxy Policies and Procedures

                            Global Proxy Voting Guidelines

                            -    Authorize Trade in Company
                                 Stock:                             For

                            -    Approve Stock Splits: We approve
                                 stock splits and reverse stock
                                 splits that preserve the level
                                 of authorized, but unissued
                                 shares.                            Case-by-Case

                            -    Approve
                                 Recapitalization/Restructuring:    Case-by-Case

                            -    Issue Stock with or without
                                 Preemptive Rights:                 For

                            -    Issue Debt Instruments:            Case-by-Case

                            SOCIAL ISSUES

                            -    Endorse the Ceres Principles
                                 (SP):                              Case-by-Case

                            -    Disclose Political and PAC Gifts
                                 (SP):                              Case-by-Case

                                 Wellington Management generally
                                 does not support imposition of
                                 disclosure requirements on
                                 management of companies in
                                 excess of regulatory
                                 requirements.

                            -    Require Adoption of
                                 International Labor
                                 Organization's Fair Labor
                                 Principles (SP):                   Case-by-Case

                            -    Report on Sustainability (SP):     Case-by-Case

                            MISCELLANEOUS

                            -    Approve Other Business:            Against

                            -    Approve Reincorporation:           Case-by-Case

                            -    Approve Third-Party
                                 Transactions:                      Case-by-Case

                            Dated: August 1, 2006


Wellington Management Company, LLP                                       Page 12

              Proxy Policy and Guidelines - Jennison Associates LLC

                              JENNISON ASSOCIATES

                       PROXY VOTING POLICY AND PROCEDURES

I.   INTRODUCTION

     Jennison Associates LLC (the "Adviser") has adopted the following "Proxy Voting Policy and Procedures" ("Policy"), in compliance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act") and other applicable fiduciary obligations. The Policy is designed to provide guidance to those Jennison employees (portfolio managers and analysts, hereinafter referred to as "Investment Professionals") who are responsible for discharging the Adviser's proxy voting obligation under the Rule, and to ensure that proxies are voted in the best interests of the Adviser's clients(1).

II.  STATEMENT OF POLICY

     It is the policy of the Adviser that where proxy voting authority has been delegated to the Adviser by clients, that all proxies be voted in the best interest of the client without regard to the interests of the Adviser or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of the Policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term - that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

     In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional costs. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies as the valuation impact far outweighs the benefit of voting.

III. PROCEDURES

     A. Account Set-up and Review

     Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser. The responsibility to vote proxies will be specified in the client's investment advisory contract with the Adviser. Where no designation is made, Jennison will vote proxies for such accounts(s) in accordance

----------
(1) In the event the Adviser should manage affiliated client accounts, the Adviser, for purposes of this policy, makes no distinction between accounts of affiliated companies, e.g., the General Accounts of Prudential (as well as related insurance companies and entities), and other separately managed accounts, each of which will be treated consistently under the Policy.

with this Policy. The client may choose to have the Adviser vote proxies in accordance with the Adviser's standard guidelines. The Adviser, in its discretion, may also permit a client to modify the Adviser's standard guidelines with respect to such client exclusively or may accept direction from a client with respect to the client's proxies and vote in accordance with a client's own guidelines (collectively, "Client Guidelines"). Alternatively, the Adviser may decline to accept authority to vote such client's proxies. Designated Investment Professionals within each portfolio management area will be responsible for ensuring that each new client's account for which the client has delegated proxy voting authority is established with the proper guidelines (when client is not adopting Jennison's Guidelines) before investment discretionary activity commences.

     Proxy Voting

     1. Guidelines for Recurring Issues

     The Adviser has adopted proxy voting guidelines ("Guidelines") with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Adviser's Proxy Voting Committee and its relevant portfolio management staff, then revised when a determination has been made that a change is appropriate. These Guidelines are meant to convey the Adviser's general approach to voting decisions on certain issues. Nevertheless, the Adviser's Investment Professionals maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

     2. Use of Third Party Proxy Service

     In an effort to discharge its responsibility, the Adviser has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, the Adviser has selected Institutional Shareholder Services ("ISS") - a proxy research and voting service
- to assist it in researching and voting proxies. ISS helps investors research the financial implications of proxy proposals and cast votes on behalf of the investor. The Adviser will utilize the research (for purposes of establishing guidelines) and analytical services, operational implementation and recordkeeping and reporting services provided by ISS. ISS will research each proxy and provide a recommendation (at the Adviser's request only if one does not already exist) to the Adviser as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Adviser's duty to vote proxies in the best interest of its clients. For clients using proxy voting guidelines different from the Adviser's Guidelines, the Adviser will instruct ISS to vote these proxies in accordance with such modified guidelines. ISS will cast votes in accordance with the Adviser's Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if the Adviser has accepted direction from a Client, in accordance with the Client's Guidelines.

     3. Review of Recommendations

     The Adviser's Investment Professionals have the ultimate responsibility to accept or reject any proxy voting recommendation - as determined by either the Guidelines or Client's Guidelines ("Recommendation"). Consequently, Investment Professionals shall review and evaluate the Recommendation for each proxy ballot before ISS casts the vote, taking into account the Policy, all guidelines applicable to the account(s), and the best interests of the client(s). The Investment Professionals shall override the Recommendation should he/she not

                                                        Revised: August 10, 2006
believe that such Recommendation, based on all relevant facts and circumstances at the time the proxy ballot is voted, is in the best interest of the client(s). The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts, if any, as further discussed below. The Adviser may vote the same proxy proposal differently for different clients. Also, the Adviser may choose not to vote proxies under the following circumstances:

     - If the effect on the client's economic interests or the value of the portfolio holding is indeterminable or insignificant;

     - If the cost of voting the proxy outweighs the possible benefit (such as security lending, see 5. below); or

     - If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

     4. Addressing Material Conflicts of Interest

     There may be instances where the interest of the adviser conflicts or may appear to conflict with the interest of its clients when voting proxies on behalf of those clients ("Material Conflict"). Investment Professionals have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

     -    Manages the issuer's or proponent's pension plan;

     -    Administers the issuer's or proponent's employee benefit plan;

     - Provides brokerage, underwriting, insurance or banking services to the issuer or proponent; or

     -    Manages money for an employee group.

     Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

     -    An executive of the issuer or proponent;

     -    A director of the issuer or proponent;

     -    A person who is a candidate to be a director of the issuer;

     -    A participant in the proxy contest; or

     -    A proponent of a proxy proposal.

     Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances at the time the proxy is voted. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser may create the appearance of or an actual Material Conflict, such as when the issuer is a client of the Adviser.

     The Adviser may adopt such processes it deems necessary to identify Material Conflicts. Prior to overriding a Recommendation, the Investment Professional (or other designated personnel) must complete the Proxy Voting Documentation Form, attached as Exhibit A, and

                                                      Revised: August 10, 2006
submit it to Compliance for determination as to whether a potential Material Conflict of interest exists between the Adviser and the client on whose behalf the proxy is to be voted. If Compliance determines that there is no potential Material Conflict mandating a voting recommendation from the Adviser's Proxy Voting Committee, the portfolio manager or analyst may vote or override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Adviser's Proxy Voting Committee for consideration. The Adviser's Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy - i.e., whether to permit or deny the vote or override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party to either vote or provide a recommendation as to how to vote (such as ISS) or obtaining voting instructions from clients.

          In considering the proxy vote and potential Material Conflict, the Adviser's Proxy Voting Committee may review the following factors, including but not limited to:

          -    Whether the issuer is a client of the Adviser.

          - The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.

          - The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.

          - Whether there has been any attempt to directly or indirectly influence the portfolio manager's decision.

          - Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.

          - Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

          In cases where a Material Conflict has been identified, the Proxy Voting Documentation Form will be completed by the Investment Professional responsible for casting the proxy vote, such as when the Adviser is voting a proxy on behalf of its clients where the issuer is also a client of the Adviser or an affiliated entity. The Adviser's Proxy Voting Committee reviews all such proxy voting decisions. In addition, a committee comprised of both senior business executives and regulatory personnel of Jennison and its affiliated asset management unit, Prudential Investment Management, Inc, reviews these votes. This committee also has a role in identifying Material Conflicts that may affect Jennison due to ownership by a diversified financial organization, Prudential Financial, Inc.

THE ADVISER MAY NOT ABSTAIN FROM VOTING ANY SUCH PROXY FOR THE PURPOSE OF AVOIDING CONFLICT.

          5. Lending

          Jennison may pre-identify a particular issuer that may be subject to a security lending arrangement. In this situation, Jennison will work with either custodian banks or ISS to monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant

                                                        Revised: August 10, 2006
investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

          C.   Proxy Voting Committee

          The Adviser's Proxy Voting Committee will consist of representatives from various functional areas within the Adviser. It will meet annually and as needed to address potential Material Conflicts as further described above. (2) The Adviser's Proxy Voting Committee will have the following responsibilities:

     - Review potential Material Conflicts and decide (by majority vote) whether to approve the vote or override requests made by portfolio management.

     - Annually review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.

     -    Recommend and adopt changes to the Policy as needed.

     -    Annually review all overrides by portfolio management.

     - Annually review ISS reports to determine voting consistency with guidelines and this Policy.

     - Annually review the performance of ISS and determine whether the Adviser should continue to retain ISS's services.

     - Review the Adviser's voting record (or applicable summaries of the voting record).

     - Review sub-advisers' voting records, if applicable, (or applicable summaries of the voting records).

     -    Oversee compliance with the regulatory disclosure requirements.

     - Report annually, or more frequently upon request, to the investment company boards for mutual funds managed by Jennison on proxy voting matters, including:

               -    Overrides of Recommendations

               -    Proxy Voting Committee action on potential Material
                    Conflicts

               -    Any changes to the Policy or Guidelines

               -    Comments on the proxy voting records for the funds

               -    Compliance with disclosure requirements

               -    Compliance reports as to reviews by Compliance of overrides

III. COMPLIANCE MONITORING

          The Adviser's Chief Compliance Officer shall be responsible for the administration of this Policy. Compliance will periodically sample data from business areas impacted by this Policy. The data will be reviewed to ensure compliance with the Policy. All information obtained during this review, including any analysis performed, shall be retained and signed by the person who conducted such review.

          This Policy will be reviewed annually for adequacy and effectiveness.

          A.   Monitoring of Overrides

----------
(2) The Adviser's Proxy Voting Committee will initially consist of Compliance, Legal and applicable investment professionals. The participation of three members of the Adviser's Proxy Voting Committee in any meeting will constitute a quorum.

                                                        Revised: August 10, 2006

          Compliance will periodically review ISS reports of overrides to confirm that proper override and conflict checking procedures were followed.

          B.   Supervisory Review

          The designated supervisor for each Investment Professional will be responsible for ensuring that investment professionals with proxy voting responsibility are acting in accordance with this Policy. Supervisors must approve all requests for overrides and evidence such approval by signing the completed Proxy Vote Override Form.

          C.   Compliance Reporting to Fund Boards

          Each quarter upon request, Compliance will report to each investment company board of directors or trustees for which the Adviser acts as sub-adviser all proxy votes involving the relevant mutual fund in which the Adviser has either resolved a Material Conflict or overridden a Recommendation involving a Material Conflict and participation of the Adviser's Proxy Voting Committee. The Adviser shall provide copies of all Proxy Voting Documentation Forms to the management companies of mutual funds sub-advised by Jennison.

          Annually, the Adviser's Proxy Voting Committee upon request will provide the fund boards with a report of relevant proxy voting matters, such as any proposed changes to the Policy or Adviser's Guidelines, comments on the voting record of the funds (e.g., votes against management), and any votes presenting Material Conflicts.

IV.  CLIENT REPORTING

          A.   Disclosure to Advisory Clients

     The Adviser will also provide a copy of this Policy and the Adviser's Guidelines upon request from a client.

     The Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client's portfolio. Reports will be available for any twelve month period of the following year. The report will be produced by ISS and will generally contain the following information:

     -    The name of the issuer of the security:

     -    The security's exchange ticker symbol;

     -    The security's CUSIP number;

     -    The shareholder meeting date;

     -    A brief identification of the matter voted on;

     -    Whether the matter was proposed by the issuer or by a security holder;

     -    Whether the Adviser cast a vote on the matter;

     -    How the Adviser voted; and

     -    Whether the Adviser voted for or against management.

          B.   Investment Company Disclosures

                                                        Revised: August 10, 2006

          The Adviser will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company client is properly reported to the mutual fund management company so as to meet their filing of Form N-PX no later than August 31 of each year by providing access to such reports prepared byISS.

V.   RECORDKEEPING

          Either the Adviser or ISS as indicated below will maintain the following records:

     - A copy of the Policy and Guidelines (Adviser or client specific guidelines);

     - A copy of each proxy statement received by the Adviser regarding client securities (ISS);

     -    A record of each vote cast by the Adviser on behalf of a client (ISS);

     - A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Voting Documentation Forms and all supporting documents (Adviser);

     - A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser); and

     - Agenda of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.

VI.  CERTIFICATIONS

          All new Investment Professionals prior to engaging in the activity described herein, must certify, substantially in the form as attached hereto as Exhibit B, that they have read and understand this Proxy Voting Policy and Procedures and they will comply with such procedures.

          All existing employees, subsequent to each fiscal year, must certify within a reasonable time period that they have read, understand and have complied with this Proxy Voting Policy and Procedures for the previous fiscal year then ended, as described in Exhibit C attached hereto.

VII. POLICIES AND PROCEDURES REVISIONS

          This policy and related procedures may be changed, amended or revised as frequently as necessary in order to accommodate any changes in operations or by operation of law. Any such change, amendment or revision may be made only by Jennison Compliance in consultation with the business groups or areas impacted by these procedures and consistent with applicable law. Such changes will be promptly distributed to all impacted personnel.

                                                        Revised: August 10, 2006

ATTACHMENTS:

Exhibit A-    Proxy Voting Documentation Form

Exhibit B-    Certification of Compliance and Understanding of Proxy Voting
              Policy and Procedures (New Employees)

Exhibit C -   Certification of Compliance with Proxy Voting Policy and
              Procedures (Existing Employees)

                                                        Revised: August 10, 2006

                                    EXHIBIT A

                           PROXY VOTING DOCUMENTATION

The following issuer is included on the list of potential conflicts as determined by the PIM Proxy Committee. A copy of all documentation supporting the voting decision(s) are to be attached to this form, including a copy/list of the proxy matter(s).

Name of issuer: __________________________________________
Contractual name of related client: ______________________

PROXY INFORMATION:
Date proxy received:                          ____________
Date proxy voted:                             ____________
Date of meeting:                              ____________
Asset Management Unit:                        ____________
Aggregate AMU holdings in issuer:             ____________
Percentage of issuer's shares outstanding:    ____________

CLIENT SERVICE:
Date of last client service visit:            ______________
(If within past 12 months)
Were matters of issuer's proxy discussed?     ______________
(If yes, attach a summary of this discussion)

ANALYST INFORMATION:
Date of last analyst visit to issuer:         ______________
(If within past 12 months)
Were matters of the issuer's proxy discussed? ______________
(If yes, attach a summary of this discussion)

Were there any other influences considered outside of the normal proxy decision process typically followed by the Asset Manager? _______ If yes, please describe.
________________________________________________________________________________
________________________________________________________________________________
____________________________

Does the Asset Manager believe that it voted the proxy for the above issuer in what it believes to be in the best economic interest of its client(s)? _________

Name: __________________________                            Date: ______________
Title: _________________________

--------------------------------------------------------------------------------

Dennis Kass: _________________________________              Date: ______________
Chief Executive Officer*

Stephanie Willis: ____________________________              Date: ______________
Chief Compliance Officer*

*    SIGNATURE REQUIRED ONLY IF VOTING AGAINST POLICY

                                                        Revised: August 10, 2006

                                    EXHIBIT B

              CERTIFICATION OF COMPLIANCE WITH AND UNDERSTANDING OF
                       PROXY VOTING POLICY AND PROCEDURES
                                (NEW EMPLOYEES)

     I, _____________________, [ name ] _______________, [ title ], hereby certify that I have read and understand the Proxy Voting Policy and Procedures and that I will comply with such procedures.


                                        Signed by: _____________________________

                                        Title: _________________________________

                                        Print Name: ____________________________

                                        Employment Date: _______________________

                                        Date: __________________________________

                                                        Revised: August 10, 2006

                                    EXHIBIT C

              CERTIFICATION OF COMPLIANCE WITH AND UNDERSTANDING OF
                       PROXY VOTING POLICY AND PROCEDURES
                              (EXISTING EMPLOYEES)

     I, ____________________, [ name ] _______________ [ title ], hereby certify that I have read, understand and have complied with the Proxy Voting Policy and Procedures for the fiscal period ended December 31, 200_.


                                        Signed by: _____________________________

                                        Title: _________________________________

                                        Print Name: ____________________________

                                        Date: __________________________________

                                                        Revised: August 10, 2006

JENNISON'S DOMESTIC PROXY VOTING GUIDELINES

ELECT DIRECTORS ISSUE CODE 1000

Vote FOR Directors in uncontested elections

The board of directors is in the best position to assess the corporation's needs and to recruit individuals whose skills and experience will help the company elect and monitor the performance of a strong management team.

WITHHOLD votes from any director nominee who has attended less than 75 percent of the board and committee meetings that he or she was scheduled to attend during the previous fiscal year.

Companies need directors who are fully committed to their responsibilities as representatives of the company's owners - the shareholders. To be effective representatives, directors need to attend scheduled meetings, voice their concerns and cast their votes. When directors do not attend meetings, they are unable to contribute to board discussions and deliberations, for which directors are paid. Absentee directors are not fulfilling their fiduciary duties to shareholders. Setting the threshold at 75 percent of the scheduled meetings allows for unexpected emergencies and occasional conflicts. It is also the level that SEC guidelines require a company to disclose in the annual proxy statement.

CONTESTED ELECTION OF DIRECTORS ISSUE CODE 1001

Case by Case

RATIFY SELECTION OF AUDITORS ISSUE CODE 1010

Vote FOR management's selection of accountants to audit the corporation's books and records, unless we are aware of a significant controversy in a particular case (i.e. Arthur Andersen in 2002).

We will vote for management's selection of accountants to audit the corporation's books and records, unless we are aware of significant controversy in a particular case.

APPROVE NAME CHANGE ISSUE CODE 1020

Vote FOR a management proposal to change the company's name.

A corporation's management, subject to review by its board of directors, is responsible for running the day-to-day operations of its businesses. Management is best able to judge whether the corporation's name adequately and accurately reflects the business goals of the company.

APPROVE OTHER BUSINESS ISSUE CODE 1030

Vote AGAINST management proposals to approve other business.

Giving management "carte blanche" to vote a proxy undermines the proxy system. Shareholders deserve the opportunity to consider all specific voting items that come up for a vote at a meeting. To simply give away that right because a voting item has, for one reason or another, been omitted from the proxy card could empower management to vote for a proposal that the shareholders would not support.

If a voting matter should arise after the mailing date or during the meeting, the meeting should, if necessary, be postponed and the company should mail supplementary proxy materials so that shareholders may make an informed decision on the proposal.

ADJOURN MEETING ISSUE CODE 1035

Vote FOR a management proposal to adjourn the meeting.

Management is in the best position to evaluate the importance of each issue and if the company would benefit by taking additional time to solicit votes. Adjourning the meeting to a later time will save the company the cost of calling another meeting to decide on the issue

APPROVE TECHNICAL AMENDMENTS ISSUE CODE 1040

Vote FOR a management proposal to make technical amendments to the charter and/or bylaws.

For this guideline, technical amendments include restatements to omit spelling or grammatical errors, elimination of references to classes of stock that are no longer outstanding or applicable, or restatement of the business purpose it if such restatement does not alter the company's purpose. They do not include amendments that could affect shareholder rights or claims on the company or that could be deemed to be anti-takeover measures. The charters of many companies require shareholder approval to restate or amend the company's charter or bylaws. In instances in which shareholder rights are no affected by the restatement, such as a restatement to eliminate grammatical errors, or to change the company's domicile within a state, the restatement is simply a technicality and should be supported because an accurate charter and bylaw is necessary to conduct business.

APPROVE FINANCIAL STATEMENTS ISSUE CODE 1050

Vote FOR a management proposals to approve the company's financial statements for the fiscal year.

This is a routine proposal to be voted in support of management. A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Corporation laws in many countries require firms to present the previous year's accounts to shareholders at the annual meeting.

Vote AGAINST IF it discharges the directors from responsibility for decisions taken over the year.

INCREASE AUTHORIZED COMMON STOCK ISSUE CODE 1100

Vote FOR a management proposal to increase authorized common stock.

We will generally vote FOR an increase in authorized shares, unless it is determined that the increased shares are likely to be used for anti-takeover purposes. If an increase in authorized shares is part of a takeover defense or is considered "excessive" (JALLC determines "excessive" to be more than a 300% dilution), we normally will vote AGAINST an increase.

These proposals are often necessary for the normal operation of an issuer's business. Consequently, a vote in favor is generally recommended.

DECREASE AUTHORIZED COMMON STOCK ISSUE CODE 1101

Vote FOR a management proposal to decrease authorized common stock.

A corporation's management team, subject to review by its board of directors, is responsible for day-to-day operations and strategic planning for the corporation. Management is best qualified to judge the corporation's current and future requirements for capital.

AMEND AUTHORIZED COMMON STOCK ISSUE CODE 1102

Vote CASE-BY-CASE to amend authorized common stock.

APPROVE COMMON STOCK ISSUANCE ISSUE CODE 1103

Vote FOR a management proposal to approve the issuance of authorized common stock.

Vote AGAINST a management proposal to approve the issuance of common stock IF the proposed issuance creates potential dilution of more that 300% of total outstanding voting power before the stock issuance.

APPROVE ISSUANCE OR EXERCISE OF STOCK WARRANTS 1104

Vote CASE BY CASE

AUTHORIZE PREFERRED STOCK ISSUE CODE 1110

Vote FOR a management proposal to authorize preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for raising additional capital. Preferred stock is commonly used by many U.S. corporations to raise capital. It provides management with a way to raise additional capital without diluting common shareholders' equity. Placing limits on the ability of management and the board to issue shares of preferred stock to fund the corporation's current operations and future growth is unnecessary and may reduce the corporation's ability to meet its capital needs.

Vote AGAINST a management proposal to authorize preferred stock IF the board has asked for the unlimited right to set the terms and conditions for the class and may issue the shares for anti-takeover purposes without shareholder approval (known as blank check preferred stock).

INCREASE AUTHORIZED PREFERRED STOCK ISSUE CODE 1111

Vote FOR a management proposal to increase authorized preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for raising additional capital. Preferred stock is commonly used by many U.S. corporations to raise capital. It provides management with a way to raise additional capital without diluting common shareholders' equity. Placing limits on the ability of management and the board to issue shares of preferred stock to fund the corporation's current operations and future growth is unnecessary and may reduce the corporation's ability to meet its capital needs.

Vote AGAINST a management proposal to increase authorized preferred stock IF the proposed increase creates potential dilution of more than 300% of authorized preferred shares.

Vote AGAINST a management proposal to increase the authorized preferred stock IF the board has asked for (or currently has) the unlimited right to set the terms and conditions of the preferred stock and may issue it for anti-takeover purposes without shareholder approval (known as blank check preferred stock).

DECREASE AUTHORIZED PREFERRED STOCK ISSUE CODE 1112

Vote FOR a management proposal to decrease authorized preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for additional capital.

CANCEL SERIES OF PREFERRED STOCK ISSUE CODE 1113

Vote FOR a management proposal to cancel a class or series of preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for capital. Typically these preferred shares have already been redeemed by the company.

AMEND AUTHORIZED PREFERRED STOCK ISSUE CODE 1114

Vote FOR a management proposal to amend preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for capital. Limiting the ability of management and the board to amend preferred stock is unnecessary and may reduce the corporation's ability to meet its capital needs.

APPROVE ISSUANCE OR CONVERSION OF PREFERRED STOCK ISSUE CODE 1115

Vote FOR a management proposal to issue preferred stock.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's requirements for raising additional capital. Preferred stock is commonly used by many U.S. corporations to raise capital. It provides management with the ability to raise additional capital without diluting common shareholders' equity interests. Placing limits on the ability of management and the board to issue shares of preferred stock to fund the corporation's current operations and future growth is unnecessary and may reduce the corporation's ability to meet its capital needs.

Vote AGAINST a management proposal to approve the issuance of preferred stock IF the voting power represented by the proposed issuance creates potential dilution of more than 300% of the total outstanding voting power before the stock issuance.

Vote AGAINST a management proposal to issue preferred stock IF the shares are issued with voting rights superior to those available to other shareholders.

ELIMINATE PREEMPTIVE RIGHTS ISSUE CODE 1120

Vote CASE-BY-CASE on a management proposal to eliminate preemptive rights.

RESTORE PREEMPTIVE RIGHT ISSUE CODE 1121

Vote CASE-BY-CASE on a management proposal to restore preemptive rights.

AUTHORIZE DUAL CLASS STOCK ISSUE CODE 1130

Vote AGAINST a management proposal to authorize dual class common stock

There should only be one class of common stock and all common stock holders should have the same rights and privileges. Dual or multiple classes of common stock are often used to entrench the board and management of corporations. Economic studies show that adoption of additional classes of common stock negatively affects the value of an existing class of common stock.

ELIMINATE DUAL CLASS STOCK ISSUE CODE 1131

Vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.

There should only be one class of common stock and all common stock holders should have the same rights and privileges. Dual or multiple classes of common stock are often used to entrench the board and management of corporations. Economic studies show that adoption of additional classes of common stock negatively affects the value of an existing class of common stock.

AMEND DUAL CLASS STOCK ISSUE CODE 1132

Vote AGAINST a management proposal to amend authorized dual class or multiple classes of common stock.

There should only be one class of common stock and all common stock holders should have the same rights and privileges. Dual or multiple classes of common stock are often used to entrench the board and management of corporations. Economic studies show that adoption of additional classes of common stock negatively affects the value of an existing class of common stock.

INCREASE AUTHORIZED DUAL CLASS STOCK ISSUE CODE 1133

Vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stocks.

There should only be one class of common stock and all common stock holders should have the same rights and privileges. Dual or multiple classes of common stock are often used to entrench the board and management of corporations. Economic studies show that adoption of additional classes of common stock negatively affects the value of an existing class of common stock.

APPROVE SHARE REPURCHASE ISSUE CODE 1140

Vote FOR a management proposal to approve share repurchase.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future requirements for raising additional capital and the means for raising such capital.

APPROVE STOCK SPLIT ISSUE CODE 1150

Vote FOR a management proposal to approve a stock split.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future capital structure. We generally will vote for these proposals, which are normally made to facilitate market trading in the issuer's securities.

APPROVE REVERSE STOCK SPLIT ISSUE CODE 1151

Vote FOR a management proposal to approve a reverse stock split.

A corporation's management team, subject to review by its board of directors, is responsible for the company's day-to-day operations and strategic planning. Therefore, management is best suited to judge the corporation's current and future capital structure. We generally will vote for these proposals, which are normally made to facilitate market trading in the issuer's securities.

APPROVE MERGER/ACQUISITION ISSUE CODE 1200

Vote CASE-BY-CASE on a management proposal to approve merger/acquisition.

The economic impact of each proposal will be analyzed individually.

APPROVE RECAPITALIZATION ISSUE CODE 1209

Vote CASE-BY-CASE on a management proposal to approve re-capitalization.

The economic impact of each proposal will be analyzed individually.

APPROVE RESTRUCTING ISSUE CODE 1210

Vote CASE-BY-CASE on a management proposal to approve restructuring.

The economic impact of each proposal will be analyzed individual

APPROVE BANKRUPTCY RESTRUCTURING 1211

Vote CASE-BY-CASE on a management proposal to approve bankruptcy restructuring.

The economic impact of each proposal will be analyzed individual

APPROVE LIQUIDATION ISSUE CODE 1212

Vote CASE BY CASE

The economic impact of each proposal will be analyzed individual

APPROVE REINCORPORATION ISSUE CODE 1220

Vote FOR a management proposal to approve reincorporation.

A company's board is best qualified to determine the regulatory environment that is best suited to the company's needs. The board should be allowed to take advantage of the statutory structure that it believes offers it the maximum benefits in carrying out its responsibilities. A company may propose a reincorporation for a variety of reasons. These considerations should include the legal structure that best allows the board to respond to real or perceived threats to the corporation and its shareholders. State anti-takeover laws enable management to run the company with a long-term view, free from the distractions of unexpected takeover bids. As a result, these laws are in the best long-term interests of shareholders.

APPROVE LEVERAGED BUYOUT ISSUE COEE 1230

Vote CASE-BY-CASE on a management proposal to approve a leveraged buyout.

The economic impact of each proposal will be analyzed individual

APPROVE SPIN OFF ISSUE CODE 1240

Vote CASE-BY-CASE on a management proposal to approve a spin-off.

The economic impact of each proposal will be analyzed individual

APPROVE SALE OF ASSETS ISSUE CODE 1250

Vote CASE BY CASE

The economic impact of each proposal will be analyzed individual

ELIMINATE CUMULATIVE VOTING ISSUE CODE 1300

Vote FOR a management proposal to eliminate cumulative voting.

Directors' fiduciary duties apply to the interests of all shareholders, not a single constituency. Cumulative voting promotes single interest representation on the board, which may not represent the overriding interests and concerns of all shareholders. All directors, as shareholders' representatives, should be elected by a majority of shareholders.

ADOPT CUMULATIVE VOTING ISSUE CODE 1301

Vote AGAINST a management proposal to adopt cumulative voting.

Directors' fiduciary duties apply to the interests of all shareholders, not a single constituency. Cumulative voting promotes single interest representation on the board, which may not represent the overriding interests and concerns of all shareholders. All directors, as shareholders' representatives, should be elected by a majority of shareholders.

ADOPT DIRECTOR LIABILITY PROVISION ISSUE CODE 1310

Vote CASE-BY-CASE on a management proposal to adopt director liability provision.

AMEND DIRECTOR LIABILITY PROVISION ISSUE CODE 1311

Vote CASE-BY-CASE on a management proposal to amend director liability provision.

ADOPT INDEMNIFICATION PROVISION ISSUE CODE 1321

We generally support these proposals, since they help corporations attract and retain qualified individuals to serve as directors.

Jennison will oppose proposals to indemnify directors for liabilities arising from any of the following:

1.Breach of the director's duty of loyalty

2.Intentional misconduct, acts not in good faith, or acts in knowing violation of the law

3.Acts involving unlawful purchase or redemption of stock

4.Payment of unlawful dividends

5.Receipt of improper personal benefits

APPROVE BOARD SIZE ISSUE CODE 1332

Vote FOR a management proposal to approval board size.

The board of directors and management of the company are in the best position to determine the optimum size of the corporation's board.

Vote AGAINST a management proposal to set the board size IF the proposed minimum board size is less than 4 directors.

NO SHAREHOLDER APPROVAL TO FILL VACANCY ISSUE CODE 1340

Vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

Directors serve as the representatives of the shareholders. Shareholders should have the right to approve the appointment of all directors to the board.

GIVE BOARD AUTHORITY TO SET BOARD SIZE ISSUE CODE 1341

Vote AGAINST a management proposal to give the board the authority to set the size of the board without shareholder approval.

Directors represent the interests of shareholders. Shareholders should have the final say in determining the size of the board of directors.

REMOVAL OF DIRECTORS ISSUE CODE 1342

Vote FOR a management proposal regarding the removal of directors.

Vote AGAINST a management proposal regarding the removal of directors IF the proposal limits the removal to cases where there is legal cause.

Directors have a fiduciary responsibility to represent all shareholders, as dictated by law. If they fail to adhere to the laws related to their service, they should be removed. Allowing for directors to be removed without legal cause makes it possible for prejudices or whims to enter into the appraisal process.

APPROVE NON-TECHNICAL CHARTER AMENDMENTS ISSUE CODE 1350

Vote AGAINST a management's proposal to approve multiple amendments to the company's certificate of incorporation IF an amendment would have the affect of reducing shareholders' rights.

Limitations of any kind on shareholders' rights should be avoided. In some cases, these proposals include numerous issues bundled into one proposal. Bundling proposals that limit shareholders' rights with other issues that shareholders routinely would approve does not justify approval if ultimately shareholders' rights would in any way be reduced.

APPROVE CLASSIFIED BOARD ISSUE CODE 1400

Vote AGAINST a management proposal to adopt a classified board.

Classified boards may serve to entrench management. Since only a fraction of the directors stand for election each year, shareholders do not have the ability to vote out any other directors who may be acting in a fashion that is against their interests. The entire board should be accountable to shareholders on an annual basis. Arguments for classified boards include: (a) they allow stability and continuity in company policies; (b) they give management a means of maintaining experienced members on a board during a transition; and (c) they allow directors to have a long-term perspective. On the other hand, directors who are doing a good job are likely to continue to be re-elected. This provides stability while continuing to allow shareholders to evaluate directors annually.

AMEND CLASSIFIED BOARD ISSUE CODE 1401

Vote AGAINST a management proposal to amend a classified board.

Classified boards may serve to entrench management. Since only a fraction of the directors stand for election each year, shareholders do not have the ability to vote out any other directors who may be acting in a fashion that is against their interests. The entire board should be accountable to shareholders on an annual basis. Arguments for classified boards include: (a) they allow stability and continuity in company policies; (b) they give management a means of maintaining experienced members on a board during a transition; and (c) they allow directors to have a long-term perspective. On the other hand, directors who are doing a good job are likely to continue to be re-elected. This provides stability while continuing to allow shareholders to evaluate directors annually.

REPEAL CLASSIFIED BOARD ISSUE CODE 1402

Vote FOR a management proposal to repeal a classified board.

An entire board should be accountable to shareholders annually. With staggered board terms, shareholders' ability to affect the makeup of the board is limited because it would take at least two elections to replace a majority of directors. Classified boards may serve to entrench management. Because only a fraction of the directors stand for election each year, shareholders do not have the ability to vote out any other directors who may be acting in a fashion that is against their interests. Economic studies have shown that adoption of a classified board tends to depress a company's stock price.

ADOPT POISON PILL ISSUE CODE 1410

Vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).

Poison pills take decisions on mergers and tender offers out of shareholders' hands by providing directors virtual veto power over an offer. They strip shareholders of their basic right to decide when, to whom and upon what terms to sell their shares. Poison pills harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board of directors. Instead of fostering negotiations, poison pills are designed to discourage or thwart offers before they are ever made. This results in management entrenchment to the detriment of shareholders. Poison pills tend to depress stock price and promote poor corporate performance. Studies and other analyses point to a drop in share value at the time a right plan is adopted.

REDEEM POISON PILL ISSUE CODE 1411

Vote FOR a management proposal to redeem a shareholder rights plan (poison pill).

Poison pills take decisions on mergers and tender offers out of shareholders' hands by providing directors virtual veto power over an offer. They strip shareholders of their basic right to decide when, to whom and upon what terms to sell their shares. Poison pills harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board of directors. Instead of fostering negotiations, poison pills are designed to discourage or thwart offers before they are ever made. This results in management entrenchment to the detriment of shareholders. Poison pills tend to depress stock price and promote poor corporate performance. Studies and other analyses point to a drop in share value at the time a right plan is adopted.

ELIMINATE SPECIAL MEETING ISSUE CODE 1420

Vote AGAINST a management proposal to eliminate shareholders' right to call a special meeting.

Limiting or eliminating shareholders' rights to call a special meeting could make it easier for management to thwart a takeover. A potential acquirer may exercise his right to call a shareholders' meeting s the shareholders and not management are able to decide on his offer. Since a limitation on the right to convene a shareholder meeting could have an anti-takeover effect, we will vote against the proposal.

RESTORE SPECIAL MEETING ISSUE CODE 1422

Vote FOR a management proposal to restore shareholders' right to call a special meeting.

The ability of shareholders to ball a special meeting is an important right. Without the right, shareholders may have to wait for the annual meeting to take action. Such delays may not be in the best interest of shareholders. Shareholders should have access to procedures that permit them, the owners of the corporation, to bring special circumstances to the attention of the other owners. Limitations on shareholder actions can entrench management, render a corporation less attractive as a takeover candidate and give management a decided advantage in a takeover.

ELIMINATE WRITTEN CONSENT ISSUE CODE 1430

Vote AGAINST a management proposal to eliminate shareholders' right to act by written consent.

The ability to act through written consent enables shareholders to replace the board, to amend bylaws or to take actions to effect a change in control without having to call a special meeting or wait for the annual meeting. Elimination of this right would make it more difficult for shareholders to act without the board's consent.

LIMIT WRITTEN CONSENT ISSUE CODE 1431

Vote AGAINST a management proposal to limit shareholders' right to act by written consent.

The ability to act through written consent enables shareholders to replace the board, to amend bylaws or to take actions to effect a change in control without having to call a special meeting or wait for the annual meeting. Elimination of this right would make it more difficult for shareholders to act without the board's consent.

RESTORE WRITTEN CONSENT ISSUE CODE 1432

Vote FOR a management proposal to restore shareholders' right to act by written consents.

Written consents allow shareholders to initiate actions without calling a special meeting or waiting until the annual meeting. Shareholders should have access to procedures that permit them, the owners of the corporation, to bring special circumstances to the attention of the other owners. Limitations on shareholder actions can entrench management, render a corporation less attractive as a takeover candidate and give management a decided advantage in a takeover.

ADOPT SUPERMAJORITY REQUIREMENT ISSUE CODE 1440

Vote AGAINST a management proposal to establish a supermajority vote provision to approve a merger or other business combination.

Supermajority vote provisions may stifle bidder interest in a company altogether and thereby devalue its stock. Supermajority requirements are often set so high that they discourage tender offers altogether. Economic studies have shown slight negative stock price effects on the adoption of supermajority vote provisions. Also, companies sometimes are unable to get a supermajority even when they want it.

AMEND SUPERMAJORITY REQUIREMENT ISSUE CODE 1443

Vote FOR a management proposal to amend a supermajority vote provision to approve a merger or other business combination.

Supermajority vote requirements to approve mergers or other business combinations help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender before they have considered all relevant facts. Requiring supermajority approval of transactions provides protection to minority shareholders.

ELIMINATE SUPERMAJORITY REQUIREMENT ISSUE CODE 1444

Vote FOR a management proposal to eliminate a supermajority vote provision to approve a merger or other business combination.

Supermajority vote requirements stifle bidder interest and discourage tender offers. Shareholder value could suffer if acquisitions or mergers fail to develop because of a voting requirement that makes the transaction's approval uncertain.

ADOPT SUPERMAJORITY LOCK IN ISSUE CODE 1445

Always vote AGAINST this proposal.

Supermajority vote requirements prevent a simple majority from enforcing its will. In many cases, supermajority lock-in vote requirements apply to anti-takeover provisions. The high vote requirements exceed the normal anticipated level of shareholder participation at a meeting, making approval of a proposed action highly unlikely.

AMEND SUPERMAJORITY LOCK IN ISSUE CODE 1446

Always vote AGAINST this proposal.

Supermajority vote requirements prevent a simple majority from enforcing its will. In many cases, supermajority lock-in vote requirements apply to anti-takeover provisions. The high vote requirements exceed the normal anticipated level of shareholder participation at a meeting, making approval of a proposed action highly unlikely

ELIMINATE SUPERMAJORITY LOCK IN ISSUE CODE 1447

Vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

Supermajority vote requirements detract from a simple majority's power to enforce its will. In many cases, the high vote requirements exceed the normal anticipated level of shareholder participation at a meeting, making passage of the proposed action all but impossible.

CONSIDER NON-FINANCIAL EFFECTS OF MERGER ISSUE CODE 1450

Vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.

The traditional method of corporate governance requires that corporate officers and directors fulfill their fiduciary duty and recognize their first priority is to the owners of their corporation, its shareholders. "Stakeholder" provisions authorize the board to consider factors other than their fiduciary obligation to shareholders. These provisions undermine the preeminence of shareholders. The provisions seek to allow directors to take into account a wide range of discretionary considerations when evaluating a business proposal. As a result, management could cite the effect on other constituencies to justify rejecting a takeover offer that might be in the best interests of the shareholders.

ADOPT FAIR PRICE PROVISION ISSUE CODE 1460

Vote FOR a management proposal to establish a fair price provision.

Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender heir holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders. These provisions are designed to protect shareholders in the event the corporation is acquired under a plan not approved by the Board. Normally, they require that any tender offer made by a third party be made to all shareholders at the same price. Fair pricing provisions attempt to limit "two-tiered takeovers", where a bidder initially offers a premium for enough shares to garner control and thereafter offers a much lower price to the remaining holders (usually smaller investors). Most of these provisions do not apply if an offer is approved by a target's board or if the bidder obtains a specified level of approval from the target's shareholders. While we support fair pricing provisions, we will not vote for them if they are tied to other anti-takeover provisions (such as excessive supermajority rules) that we oppose. Vote FOR a management proposal to establish a fair price provision.

AMEND FAIR PRICE PROVISION ISSUE CODE 1461

Vote AGAINST a management proposal to amend a fair price provision.

Fair price provisions may stifle bidder interest in a company altogether and thereby devalue its stock. Some economic studies have shown slight negative stock price effects on the adoption of fair price amendments. These provisions often include supermajority vote requirements, which are so high that shareholders feel they may discourage tender offers altogether.

REPEAL FAIR PRICE PROVISION ISSUE CODE 1462

Vote AGAINST a management proposal to repeal a fair price provision.

Fair price provisions help guard against two-tiered tender offers, in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with two-tiered offers may force shareholders to tender their holdings before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders.

ADOPT ANTI GREENMAIL PROVISION ISSUE CODE 1470

Vote FOR a management proposal to limit the payment of greenmail.

Greenmail is the name given to certain discriminatory share repurchases. Typically, it refers to payments that a raider receives from a company in exchange for the raider's shares and a guarantee he will terminate a takeover bid. This payment is usually a premium above the market price, so while greenmail can ensure the continued independence of a company, it discriminates against the other stockholders. Buying out the shares of one owner at a price not available to others is unfair. The payment of greenmail may also have an adverse effect on the company's image, among both business associates and consumers. Economic studies show that greenmail devalues a company's stock price.

ADOPT ADVANCE NOTICE REQUIREMENT ISSUE CODE 1480

Vote AGAINST a management proposal to adopt advance notice requirements.

Advance notice limits shareholders' right to present business or nominate directors at the annual meeting. Limiting shareholders' rights by assuring that management has complete knowledge of all presentations and shareholder nominations serves to entrench management by providing it time to counterattack any issue that it does not support, or by allowing it to dismiss business or a shareholder's nomination for director if not presented in accordance with the notice provisions.

OPT OUT OF STATE TAKEOVER LAW ISSUE CODE 1490

Vote CASE BY CASE

OPT INTO STATE TAKEOVER LAW ISSUE CODE 1491

Vote CASE BY CASE

ADOPT STOCK INCENTIVE PLAN ISSUE CODE 1500

Vote CASE-BY-CASE on a management proposal to adopt a stock option plan for employees.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the dilution represented by the proposal, as calculated by IRRC, is more than 10%.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than 15%.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows the plan administrators to re-price or replace underwater options.

Vote AGAINST a management proposal to adopt a stock incentive plan IF the plan has a share replenishment feature --that is, it adds a specified number or percentage of outstanding shares for award each year.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.

DILUTION:

Vote AGAINST a new plan if the shares set aside exceed 10% of the company's outstanding shares or vote AGAINST if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

AND

Vote AGAINST new plans that allow re-pricing (i.e. Underwater Options).

Proposals on compensation for executives and directors are the issues submitted most frequently to shareholder vote (after the election of directors and appointment of accountants). The number of proposals in these areas has increased as the result of tax law changes. The most recent tax bill makes "excessive" executive pay non-deductible unless a shareholder-approved "pay for performance" plan is in place. Jennison generally supports compensation plans that link employee and director pay to shareholder returns. We also believe that actual participants in an industry have the best understanding of the compensation levels needed to attract and retain key personnel. We support cash-based compensation plans because they are generally tied to performance goals and because they do not create dilution. On the other hand, stock-based compensation plans can be detrimental to shareholder interests if not carefully constructed. For example, stock option plans can lead to severe dilution of outside shareholders or can insulate executives from a falling share price and, as a result, from shareholder interests. We will oppose compensation plans under the following circumstances Dilution: In order to prevent excessive dilution, we would oppose a new plan if the shares set aside exceed 10% of the company's outstanding shares or if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding "Evergreen"
Plans: Unlike most current stock options plans, which must be reauthorized annually, "evergreen" plans have no termination date. While annual dilution is normally very low (typically 1% per year), shareholders may suffer from "creeping dilution" over an extended period of time. We believe that shareholder should retain control over compensation plans and, therefore, will oppose plans without termination dates Discounted Options: We will also oppose plans that establish an option exercise price more than 10% below the current market price of the stock's Re-pricing of Underwater Options: Underwater stock options are those where the exercises price is above the current market price (making the option worthless to the holder). Many companies propose resetting the exercise price when this occurs. We will oppose repricing when the stock decline is due to company specific factors but support a reset if the decline is due to general market conditions. We will also oppose new stock option plans that permit re-pricing of underwater options without shareholder approval. We will be monitoring developments in the area of broad-based employee stock option plans. We support efforts to include the stock option plans in a company's financial statements. If option costs were included in earnings (as are all other compensation expenses), we would see less need for specific shareholder approval.

AMEND STOCK INCENTIVE PLAN ISSUE CODE 1501

Vote CASE-BY-CASE on a management proposal to amend a stock option plan for employees.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the dilution represented by the proposal, as calculated by IRRC, is more than 10%.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than 15%.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows the plan administrators to re-price or replace underwater options.

Vote AGAINST a management proposal to adopt a stock incentive plan IF the plan has a share replenishment feature --that is, it adds a specified number or percentage of outstanding shares for award each year.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.

Proposals on compensation for executives and directors are the issues submitted most frequently to shareholder vote (after the election of directors and appointment of accountants). The number of proposals in these areas has increased as the result of tax law changes. The most recent tax bill makes "excessive" executive pay non-deductible unless a shareholder-approved "pay for performance" plan is in place. Jennison generally supports compensation plans that link employee and director pay to shareholder returns. We also believe that actual participants in an industry have the best understanding of the compensation levels needed to attract and retain key personnel. We support cash-based compensation plans because they are generally tied to performance goals and because they do not create dilution. On the other hand, stock-based compensation plans can be detrimental to shareholder interests if not carefully constructed. For example, stock option plans can lead to severe dilution of outside shareholders or can insulate executives from a falling share price and, as a result, from shareholder interests. We will oppose compensation plans under the following circumstances Dilution: In order to prevent excessive dilution, we would oppose a new plan if the shares set aside exceed 10% of the company's outstanding shares or if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding "Evergreen"
Plans: Unlike most current stock options plans, which must be reauthorized annually, "evergreen" plans have no termination date. While annual dilution is normally very low (typically 1% per year), shareholders may suffer from "creeping dilution" over an extended period of time. We believe that shareholder should retain control over compensation plans and, therefore, will oppose plans without termination dates Discounted Options: We will also oppose plans that establish an option exercise price more than 10% below the current market price of the stock's Re-pricing of Underwater Options: Underwater stock options are those where the exercises price is above the current market price (making the option worthless to the holder). Many companies propose resetting the exercise price when this occurs. We will oppose repricing when the stock decline is due to company specific factors but support a reset if the decline is due to general market conditions. We will also oppose new stock option plans, which permit re-pricing of underwater options without shareholder approval. We will be monitoring developments in the area of broad-based employee stock option plans. We support efforts to include the stock option plans in a company's financial statements. If option costs were included in earnings (as are all other compensation expenses), we would see less need for specific shareholder approval.

ADD SHARES TO STOCK INCENTIVE PLAN ISSUE CODE 1502

Vote CASE-BY-CASE on a management proposal to add shares to a stock option plan for employees.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the dilution represented by the proposal, as calculated by IRRC, is more than 10%.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than 15%.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows the plan administrators to re-price or replace underwater options.

Vote AGAINST a management proposal to adopt a stock incentive plan IF the plan has a share replenishment feature --that is, it adds a specified number or percentage of outstanding shares for award each year.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.

Proposals on compensation for executives and directors are the issues submitted most frequently to shareholder vote (after the election of directors and appointment of accountants). The number of proposals in these areas has increased as the result of tax law changes. The most recent tax bill makes "excessive" executive pay non-deductible unless a shareholder-approved "pay for performance" plan is in place. Jennison generally supports compensation plans that link employee and director pay to shareholder returns. We also believe that actual participants in an industry have the best understanding of the compensation levels needed to attract and retain key personnel. We support cash-based compensation plans because they are generally tied to performance goals and because they do not create dilution. On the other hand, stock-based compensation plans can be detrimental to shareholder interests if not carefully constructed. For example, stock option plans can lead to severe dilution of outside shareholders or can insulate executives from a falling share price and, as a result, from shareholder interests. We will oppose compensation plans under the following circumstances: Dilution: In order to prevent excessive dilution, we would oppose a new plan if the shares set aside exceed 10% of the company's outstanding shares or if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding. "Evergreen"
Plans: Unlike most current stock options plans, which must be reauthorized annually, "evergreen" plans have no termination date. While annual dilution is normally very low (typically 1% per year), shareholders may suffer from "creeping dilution" over an extended period of time. We believe that shareholder should retain control over compensation plans and, therefore, will oppose plans without termination dates. Discounted Options: We will also oppose plans that establish an option exercise price more than 10% below the current market price of the stock. Re-pricing of Underwater Options: Underwater stock options are those where the exercises price is above the current market price (making the option worthless to the holder). Many companies propose resetting the exercise price when this occurs. We will oppose repricing when the stock decline is due to company specific factors but support a reset if the decline is due to general market conditions. We will also oppose new stock option plans that permit re-pricing of underwater options without shareholder approval. We will be monitoring developments in the area of broad-based employee stock option plans. We support efforts to include the stock option plans in a company's financial statements. If option costs were included in earnings (as are all other compensation expenses), we would see less need for specific shareholder approval.

LIMIT PER-EMPLOYEE AWARD ISSUE CODE 1503

Vote CASE-BY-CASE on a management proposal to limit per-employee annual option awards.

EXTEND TERM OF STOCK INCENTIVE PLAN ISSUE CODE 1505

Vote CASE BY CASE

Vote CASE-BY-CASE on a management proposal to add shares to a stock option plan for employees.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the dilution represented by the proposal, as calculated by IRRC, is more than 10%.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF potential dilution from all company plans, including this proposal, as calculated by IRRC, is more than 15%.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows the plan administrators to re-price or replace underwater options.

Vote AGAINST a management proposal to adopt a stock incentive plan IF the plan has a share replenishment feature --that is, it adds a specified number or percentage of outstanding shares for award each year.

Vote AGAINST a management proposal to adopt a stock incentive plan for employees IF the plan allows non-qualified options to be priced at less than 90% of the fair market value on the grant date.

Proposals on compensation for executives and directors are the issues submitted most frequently to shareholder vote (after the election of directors and appointment of accountants). The number of proposals in these areas has increased as the result of tax law changes. The most recent tax bill makes "excessive" executive pay non-deductible unless a shareholder-approved "pay for performance" plan is in place. Jennison generally supports compensation plans that link employee and director pay to shareholder returns. We also believe that actual participants in an industry have the best understanding of the compensation levels needed to attract and retain key personnel. We support cash-based compensation plans because they are generally tied to performance goals and because they do not create dilution. On the other hand, stock-based compensation plans can be detrimental to shareholder interests if not carefully constructed. For example, stock option plans can lead to severe dilution of outside shareholders or can insulate executives from a falling share price and, as a result, from shareholder interests. We will oppose compensation plans under the following circumstances: Dilution: In order to prevent excessive dilution, we would oppose a new plan if the shares set aside exceed 10% of the company's outstanding shares or if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding. "Evergreen"
Plans: Unlike most current stock options plans, which must be reauthorized annually, "evergreen" plans have no termination date. While annual dilution is normally very low (typically 1% per year), shareholders may suffer from "creeping dilution" over an extended period of time. We believe that shareholder should retain control over compensation plans and, therefore, will oppose plans without termination dates. Discounted Options: We will also oppose plans that establish an option exercise price more than 10% below the current market price of the stock. Re-pricing of Underwater Options: Underwater stock options are those where the exercises price is above the current market price (making the option worthless to the holder). Many companies propose resetting the exercise price when this occurs. We will oppose repricing when the stock decline is due to company specific factors but support a reset if the decline is due to general market conditions. We will also oppose new stock option plans that permit re-pricing of underwater options without shareholder approval. We will be monitoring developments in the area of broad-based employee stock option plans. We support efforts to include the stock option plans in a company's financial statements. If option costs were included in earnings (as are all other compensation expenses), we would see less need for specific shareholder approval.

ADOPT DIRECTOR STOCK INCENTIVE PLAN ISSUE CODE 1510

Vote AGAINST a management proposal to adopt a stock option plan for non-employee directors.

In light of the significant role of outside directors, Jennison believes that outside directors deserve reasonable compensation for their services. Jennison believes that outside director compensation should be in the form of cash or awards of stock, but should not include any other option, pension or benefit plans. Jennison believes that providing such option, pension or benefit plans to outside directors may create a conflict of interest and compromise such directors' ability to vote independently on executive management and employee option, pension and benefit plans.

AMEND DIRECTOR STOCK INCENTIVE PLAN ISSUE CODE 1511

Vote AGAINST a management proposal to amend a stock option plan for non-employee directors.

In light of the significant role of outside directors, Jennison believes that outside directors deserve reasonable compensation for their services. Jennison believes that outside director compensation should be in the form of cash or awards of stock, but should not include any other option, pension or benefit plans. Jennison believes that providing such option, pension or benefit plans to outside directors may create a conflict of interest and compromise such directors' ability to vote independently on executive management and employee option, pension and benefit plans.

ADD SHARES TO DIRECTOR STOCK INCENTIVE PLAN ISSUE CODE 1512

Vote AGAINST a management proposal to add shares to a stock option plan for non-employee directors.

In light of the significant role of outside directors, Jennison believes that outside directors deserve reasonable compensation for their services. Jennison believes that outside director compensation should be in the form of cash or awards of stock, but should not include any other option, pension or benefit plans. Jennison further believes that providing such option, pension or benefit plans to outside directors may create a conflict of interest and compromise such directors' ability to vote independently on executive management and employee option, pension and benefit plans.

ADOPT EMPLOYEE STOCK PURCHASE PLAN ISSUE CODE 1520

Vote CASE-BY-CASE on a management proposal to adopt an employee stock purchase plan.

Vote AGAINST a management proposal to adopt an employee stock purchase plan IF the proposed plan allows employees to purchase stock at prices of less than 85% of the stock's fair market value.

Vote AGAINST a management proposal to adopt an employee stock purchase plan IF the equity dilution represented by the proposed plan, as calculated by IRRC, is more than 10%

Vote AGAINST a management proposal to adopt an employee stock purchase plan IF the potential dilution of all plans, as calculated by IRRC, is more than 15%.

Employee stock purchase plans allow the employees of a company to purchase the company's stock at market or below-market prices. In principle we encourage such plans as the employees become shareholders and their interests are aligned with ours. However, we do want to prevent excessive dilution stemming from plans that allow employees to purchase stock at significant market discounts. We will support employee stock purchase plans if the cost basis to the employee is at least 85% of the fair market value (i.e. discount is less than 15%). If the cost basis is greater than 75% but less than 85% of fair market value (discount of 15% to 25%) we will support the plan only if it passes a dilution test which requires that the dilution from the plan does not exceed 10% of the company's outstanding stock and the total dilution from all employee stock option and stock purchase plans (old and new) does not exceed 15%. If the cost basis is below 76% of the fair market value (discount greater than 25%) we will oppose the plan.

Vote AGAINST new plans that allow re-pricing (i.e. Underwater Options).

AMEND EMPLOYEE STOCK PURCHASE PLAN ISSUE CODE 1521

Vote CASE-BY-CASE on a management proposal to amend an employee stock purchase plan.

Employee stock purchase plans allow the employees of a company to purchase the company's stock at market or below-market prices. In principle we encourage such plans as the employees become shareholders and their interests are aligned with ours. However, we do want to prevent excessive dilution stemming from plans, which allow employees to purchase stock at significant market discounts. We will support employee stock purchase plans if the cost basis to the employee is at least 85% of the fair market value (i.e. discount is less than 15%). If the cost basis is greater than 75% but less than 85% of fair market value (discount of 15% to 25%) we will support the plan only if it passes a dilution test which requires that the dilution from the plan does not exceed 10% of the company's outstanding stock and the total dilution from all employee stock option and stock purchase plans (old and new) does not exceed 15%. If the cost basis is below 76% of the fair market value (discount greater than 25%) we will oppose the plan.

ADD SHARES TO EMPLOYEE STOCK PURCHASE PLAN ISSUE CODE 1522

Vote CASE-BY-CASE on a management proposal to add shares to an employee stock purchase plan.

Vote AGAINST a management proposal to add shares to an employee stock purchase plan IF the proposed plan allows employees to purchase stock at prices of less than 85% of the stock's fair market value.

Vote AGAINST a management proposal to add shares to an employee stock purchase plan IF the dilution represented by this proposal is more than 10% of the outstanding common equity.

Vote AGAINST a management proposal to add shares to an employee stock purchase plan IF the potential dilution of all plans, as calculated by IRRC, is more than 15%.

Employee stock purchase plans allow the employees of a company to purchase the company's stock at market or below-market prices. In principle we encourage such plans as the employees become shareholders and their interests are aligned with ours. However, we do want to prevent excessive dilution stemming from plans, which allow employees to purchase stock at significant market discounts. We will support employee stock purchase plans if the cost basis to the employee is at least 85% of the fair market value (i.e. discount is less than 15%).

ADOPT STOCK AWARD PLAN ISSUE CODE 1530

Vote CASE-BY-CASE on a management proposal to adopt a stock award plan for executives.

DILUTION:

Vote AGAINST a new plan if the shares set aside exceed 10% of the company's outstanding shares or vote AGAINST if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

AMEND STOCK AWARD PLAN ISSUE CODE 1531

Vote CASE-BY-CASE on a management proposal to amend a stock award plan for executives.

DILUTION:

Vote AGAINST a new plan if the shares set aside exceed 10% of the company's outstanding shares or vote AGAINST if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

ADD SHARES TO STOCK AWARD PLAN ISSUE CODE 1532

Vote CASE-BY-CASE on a management proposal to add shares to a stock award plan for executives.

DILUTION:

Vote AGAINST a new plan if the shares set aside exceed 10% of the company's outstanding shares or vote AGAINST if the total set aside under all executive and directors compensation plans (old and new), exceeds 15% of shares outstanding.

AND

Vote AGAINST new plans that allow re-pricing (i.e. Underwater Options).

ADOPT DIRECTOR STOCK AWARD PLAN ISSUE CODE 1540

Vote CASE-BY-CASE on a management proposal to adopt a stock award plan for non-employee directors.

Vote AGAINST a management proposal to adopt a stock award plan for non-employee directors IF the dilution represented by this proposal, as calculated by IRRC, is more than 10%.

Vote AGAINST a management proposal to adopt a stock award plan for non-employee directors IF the potential dilution from all plans (including this proposal), as calculated by IRRC, is more than 15%.

In light of the significant role of outside directors, Jennison believes that outside directors deserve reasonable compensation for their services. Furthermore, Jennison believes that outside director compensation should be in the form of cash or awards of stock, but should not include any other option, pension or benefit plans. Jennison believes that providing such option, pension or benefit plans to outside directors may create a conflict of interest and compromise such directors' ability to vote independently on executive management and employee option, pension and benefit plans.

AMEND DIRECTOR STOCK AWARD PLAN ISSUE CODE 1541

Vote CASE-BY-CASE on a management proposal to amend a stock award plan for non-employee directors.

Vote AGAINST a management proposal to amend a stock award plan for non-employee directors IF the potential dilution represented by this proposal, as calculated by IRRC, is more than 10%.

Vote AGAINST a management proposal to amend a stock award plan for non-employee directors IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than 15%.

ADD SHARES TO DIRECTOR STOCK AWARD PLAN ISSUE CODE 1542

Vote CASE-BY-CASE on a management proposal to add shares to a stock award plan for non-employee directors.

Vote AGAINST a management proposal to a stock award plan for non-employee directors IF the dilution represented by the proposal is more than 10% of the outstanding common stock.

AND

Vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors IF the potential dilution from all plans, including this proposal, as calculated by IRRC (overhang), is more than 15%.

APPROVE ANNUAL BONUS PLAN ISSUE CODE 1560

Vote CASE-BY-CASE on a management proposal to approve an annual bonus plan.

Bonus plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since bonus plans are generally tied to performance, these proposals should be supported.

Vote AGAINST a management proposal to approve an annual bonus plan IF the maximum per-employee payout is not disclosed.

The maintenance of favorable tax treatment for executive compensation benefits shareholders. Companies should follow all requirements necessary to qualify compensation for the performance exemption. Any loss of income to the corporation stemming from a company's failure to retain this tax deduction would come out of the pockets of its shareholders. Failure to disclose the maximum per-employee payouts may cost an exemption from the $1 million limit on the amount of "non-performance-based pay" that a public company may deduct for income tax purposes. As a result, all management proposals to approve bonus plans that do not disclose maximum per-employee payouts should be opposed.

Vote AGAINST a management proposal to approve an annual bonus plan IF performance criteria are not disclosed.

Shareholders may reasonably expect to be informed of the performance measures related to management bonuses. As a result, management proposals to approve bonus plans that do not disclose performance criteria should be opposed.

APPROVE SAVINGS PLAN ISSUE CODE 1561

Vote FOR a management proposal to adopt a savings plan.

The Internal Revenue Service limits the extent to which "highly paid" employees may participate in company-sponsored employee stock purchase plans and savings plans such as 401k savings plans. These proposals allow highly paid executives to enjoy the benefits extended to a broad base of company employees.

APPROVE OPTION/STOCK AWARDS ISSUE CODE 1562

Vote CASE-BY-CASE on a management proposal to grant a one-time stock option.

Vote AGAINST a management proposal to grant a one-time stock option IF the option is priced at less than 90% of the fair market value on the grant date.

Vote AGAINST a management proposal to grant one-time option/stock award IF the dilution represented by the award, as calculated by IRRC, is more than 10% percent.

Vote AGAINST a management proposal to approve a stock option or stock award IF minimum equity overhang from all company plans including this proposal, as calculated by IRRC, is more than 15% of the total outstanding common equity.

ADOPT DEFERRED COMPENSATION PLAN ISSUE CODE 1563

Vote CASE-BY-CASE on a management proposal to adopt a deferred compensation plan.

APPROVE LONG-TERM BONUS PLAN ISSUE CODE 1564

Vote FOR a management proposal to approve a long-term bonus plan.

Bonus plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since bonus plans are generally tied to performance, these proposals should be supported.

Vote AGAINST a management proposal to approve a long-term bonus plan IF the maximum per-employee payout is not disclosed.

The maintenance of favorable tax treatment for executive compensation benefits shareholders. Companies should follow all requirements necessary to qualify compensation for the performance exemption. Any loss of income to the corporation stemming from a company's failure to retain this tax deduction would come out of the pockets of its shareholders. Failure to disclose the performance criteria used to generate executive bonus payouts may cost an exemption from the $1 million limit on the amount of "non-performance based pay" that a public company may deduct for income tax purposes. In addition, shareholders may reasonably expect to be informed of the performance measures related to management bonuses. As a result, management proposals to approve bonus plans that do not disclose performance criteria should be opposed.

APPROVE EMPLOYMENT AGREEMENTS ISSUE CODE 1565

Vote FOR a management proposal to approve an employment agreement or contract.

Employment agreements/contracts are necessary to attract, retain and motivate executives. Companies must offer these arrangements to key executives to remain competitive.

AMEND DEFERRED COMPENSATION PLAN ISSUE CODE 1566

Vote FOR a management proposal to amend a deferred compensation plan.

Companies frequently sponsor deferred compensation plans that allow executives and non-employee directors to defer pay and any related taxes until some later date. The deferred amounts usually may be deposited into interest-bearing accounts or invested in company stock accounts. Frequently, payouts under deferred compensation plans are made in cash. These plans represent a fairly standard component of executive and non-employee director compensation packages. Since these plans do not constitute a significant addition to executive and non-employee director pay packages, proposals to adopt deferred compensation plans should be supported.

EXCHANGE UNDERWATER OPTIONS ISSUE CODE 1570

Vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock's current market price).

Shareholders are harmed by the practice of re-pricing or replacing so-called "underwater" options. This practice constitutes a giveaway to executives. Shareholders do not have the same protection from falling prices. It negates the notion of tying management incentives to stock performance.

AMEND ANNUAL BONUS PLAN ISSUE CODE 1581

Vote FOR a management proposal to amend an annual bonus plan.

Bonus plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since bonus plans are generally tied to performance, these proposals should be supported.

REAPPROVE OPTION/BONUS FOR OBRA ISSUE CODE 1582

Vote FOR a management proposal to re-approve a stock option or bonus plan for satisfying requirements of the OBRA.

Incentive plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since incentive plans are generally tied to performance, these proposals should be supported. Maintaining performance-based qualifications under Section 162(m) are important so that the company is not charged an accounting expense for the compensation issued under these plans.

Vote AGAINST a management proposal to re-approve a stock option or bonus plan IF the maximum per-employee payout is not disclosed.

Vote AGAINST a management proposal to re-approve a stock option or bonus plan for employees if performance criteria are not disclosed.

Vote AGAINST a management proposal to re-approve a stock option or bonus plan for employees IF the company authorized the re-pricing or replacement of underwater options without shareholder approval within the past three years.

AMEND LONG TERM BONUS PLAN ISSUE CODE 1586

Vote FOR a management proposal to amend a long-term bonus plan.

Bonus plans generally serve to attract, retain and motivate qualified executives. Payouts under these plans may be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. Since bonus plans are generally tied to performance, these proposals should be supported.

SP-SHAREHOLDER APPROVAL OF AUDITIORS ISSUE CODE 2000

Vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

The company, through the audit committee, is in the best position to select an auditor. Shareholders should defer to management in this matter.

SP-AUDITORS MUST ATTEND ANNUAL MEETING ISSUE CODE 2001

Vote AGAINST a shareholder proposal calling for auditors to attend the annual meeting.

Meeting attendance by the auditor serves no useful purpose, since the Securities and Exchange Commission mandates detailed financial disclosure by the company in its annual report, 10-K and other filings.

SP-LIMIT CONSULTING BY AUDITORS ISSUE CODE 2002

Vote AGAINST a shareholder proposal to limit consulting by a company's independent auditors.

The Sarbanes-Oxley Act of 2002 ("the Act") contains provisions that establish safeguards that promote auditor independence. Since the Act requires audit committees to pre-approve non-audit services, there is no need to set arbitrary limitations on the provision of these services. An independent oversight board, which the SEC oversees, is responsible for setting audit, quality control, and ethical standards for audits and is responsible for inspecting, investigating and disciplining firms and their accountants. Subject to regulatory restrictions, audit committees should have discretion to determine whether to use their outside audit firm or another firm for services not related to the audit process. An accountant's familiarity with the company's financial structure, gained through providing non-audit services, can improve the quality of the audit.

SP-ROTATE AUDITORS ISSUE CODE 2003

Vote AGAINST a shareholder proposal asking the company to rotate its auditors.

Mandatory auditor rotation could prevent an auditor from developing a detailed understanding of a company's business, operations, systems, legal structure and accounting practices, and therefore, would reduce the quality and efficiency of the audit process. In addition, it could be costly to the company. Because of the limited pool of accounting firms, auditor rotation may be difficult to implement.

SP-RESTORE PREEMPTIVE RIGHTS ISSUE CODE 2010

Vote FOR a shareholder proposal to restore preemptive rights.

In the absence of preemptive rights, direct stock issuances dilute the positions of stockholders. These rights permit investors to maintain their relative equity position in a company. Preemptive rights reinforce the notion that shareholders own the corporation and are entitled to anything of value distributed by the company, including the opportunity to buy potentially valuable new securities. These rights enable shareholders to maintain their proportional ownership in a company and preserve their voting interests. Moreover, studies indicate that preemptive rights offerings are less expensive than underwritten offerings.

SP-STUDY SALE OR SPIN-OFF ISSUE CODE 2030

Vote CASE BY CASE

SP-ADOPT CONFIDENTIAL VOTING ISSUE CODE 2100

Vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of proxy ballots.

The entire corporate governance system is built on the foundation of the proxy voting process. If the voting system is not fair, the system will not work. It is essential that corporations provide confidential treatment to shareholders and tabulation by a third party for all proxies, ballots and voting authorizations. Proxy voting should be conducted under the same rules of confidentiality that apply to voting in political elections. Open balloting allows companies to re-solicit shareholders to urge them to change their votes--which shareholder proponents do not have an opportunity to do--and creates an opportunity for coercion. Confidential voting minimizes the possibility that shareholders, especially money managers, will be subject to conflicts of interests. Any minimal costs that must be incurred in implementing a confidential voting policy are outweighed by the benefits to shareholders.

SP-COUNTING SHAREHOLDER VOTES ISSUE CODE 2101

Vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

The true measure of support in any voting system is the number of votes cast for and against a particular proposal. A ballot marked "abstain" or a non-vote represents the absence of any real indication of support. When such votes are tabulated, however, they have the effect of a vote against the resolution.

SP-NO DISCRETIONARY VOTING ISSUE CODE 2102

Vote FOR a shareholder proposal to eliminate the company's discretion to vote unmarked proxy ballots.

The board of directors should not have the right to vote signed but unvoted ballots. The true measure of support in any voting system is the number of votes cast for and against a particular proposal. An unmarked ballot represents the absence of any real indication of support.

SP-EQUAL ACCESS TO THE PROXY ISSUE CODE 2110

Vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.

SEC proxy rules already provide ample means for shareholders to participate in the voting process. Under the proxy rules, shareholders have the right to have proposals included in the proxy statement. Many companies also provide shareholders with the right to suggest director candidates to the nominating committee. It would be unworkable to open the proxy mechanism because of the large number of shareholders who might wish to insert comments or offer nominations. Implementing this proposal would put this company at a disadvantage because other companies are not required to do so.

SP-IMPROVE MEETING REPORTS ISSUE CODE 2120

Vote AGAINST a shareholder proposal to improve annual meeting reports.

SEC proxy rules already provide ample means for shareholders to participate in the voting process. Under the proxy rules, shareholders have the right to have proposals included in the proxy statement. Many companies also provide shareholders with the right to suggest director candidates to the nominating committee. It would be unworkable to open the proxy mechanism because of the large number of shareholders who might wish to insert comments or offer nominations. Implementing this proposal would put this company at a disadvantage because other companies are not required to do so.

SP-CHANGE ANNUAL MEETING DATE ISSUE CODE 2130

Vote AGAINST a shareholder proposal to change the annual meeting location.

The location of the annual meeting is a non-issue. Attendance at the meeting by proxy is always an option. The vast majority of shareholders choose not to attend annual meetings in person, even those that are held in major metropolitan areas. Keeping it at a fixed location can be cost-effective and reasonable, and it is best to leave the issue to the discretion of management and the board.

SP-CHANGE ANNUAL MEETING DATE ISSUE CODE 2131

Vote AGAINST a shareholder proposal to change the annual meeting date.

Changing the annual meeting date could delay the annual meeting and result in increased costs by requiring separate mailings of the proxy statement and the annual report. In addition, because the fiscal years of many companies end in December, meeting date conflicts are inevitable. Finally, most shareholders do not attend the annual meetings in person and choose to do so by proxy.

SP-BOARD INCLUSIVENESS ISSUE CODE 2201

Vote FOR a shareholder proposal asking the board to include more women and minorities as directors.

Diversity on the board is important. A vote for a non-binding shareholder proposal seeking to increase the participation of women and minorities on the board sends the proper signal to the board, but it does not compromise the flexibility of the board to search for the best possible candidates.

SP-INCREASE BOARD INDEPENDENCE ISSUE CODE 2202

Vote AGAINST a shareholder proposal to increase board independence.

The board of directors and management of the company are in the best position to determine a workable, efficient structure for the board of directors. The board should be free to identify the individuals who will best serve the shareholders without being hindered by arbitrary limits. Many factors contribute to a successful and well-run board, including the skills, insights and experiences that are offered by directors classified by many as affiliates. "Independence" is not easily defined. The use of an arbitrary standard for "independence" would limit the board's ability to nominate the best candidates.

SP-DIRECTOR TENURE/RETIREMENT AGE ISSUE CODE 2203

Vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.

We believe that experienced board members can bring continuity and insight into the management of a company. Term limits may result in the loss of good board members. Therefore, we will vote against term limit proposals.

SP-MINIMUM STOCK OWNERSHIP BY DIRECTORS ISSUE CODE 2204

Vote FOR a shareholder proposal to require minimum stock ownership by directors.

We encourage directors to own stock and thereby more closely align themselves with the stockholders. We recognize that management may choose to seek directors from a wide range of economic backgrounds. We believe, therefore, that minimum stock ownership requirement should be set at reasonable levels

SP-ALLOW UNION/EMPLOYEE REPRESENTATIVES ON THE BOARD ISSUE CODE 2205

Vote CASE BY CASE

SP-DIRECTOR'S ROLE IN CORPORATE STRATEGY ISSUE CODE 2206

Vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan.

Strategy planning tasks are within the normal definition of the directors' role and do not need to be specifically disclosed, and/or are adequately defined in most companies' existing documents. Too much disclosure regarding strategy formation may put the company at a competitive disadvantage.

SP-INCREASE NOMINATING COMMITTEE INDEPENDENCE ISSUE CODE 2210

Vote FOR a shareholder proposal calling for an all-independent nominating committee.

These proposals suggest that an independent nominating committee (without any management representatives) be established to choose new board candidates. Proponents of this amendment suggest that an independent nominating committee is essential to ensure an independent and accountable board. We agree. Management can be involved in the selection of outside directors by providing recommendations to the nominating committee

SP-CREATE NOMINATING COMMITTEE ISSUE CODE 2211

Vote FOR a shareholder proposal to create a nominating committee of the board.

Directors represent shareholder interests and are responsible for selecting and monitoring the corporation's management team. As a result, a nominating committee should be established to ensure that the most qualified directors, including individuals who are free of ties to incumbent management, are nominated to the board. A nominating committee would focus on the structure and membership of the entire board and would allow the full board to concentrate on other issues.

SP-CREATE SHAREHOLDER COMMITTEE ISSUE CODE 2212

Vote FOR a shareholder proposal urging the creation of a shareholder committee.

Shareholder committees provide shareholders with forums to channel their views to the board. These committees also give shareholders an opportunity to discuss issues relevant to their investments in corporations.

SP-INDEPENDENT BOARD CHAIRMAN ISSUE CODE 2214

Vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.

The directors owe a fiduciary duty to shareholders to enhance the long-term value of the corporation. The board of directors is in the best position to assess the corporation's needs and to create the best possible structure of the company's management. The requirement for an independent chairman would add an unnecessary layer of bureaucracy to the management of the company and could dilute the power of the CEO to provide effective leadership. The board should be able to turn to a non-employee chairman when the circumstances dictate, such as an unexpected vacancy or a transitional period. But arbitrarily forcing a split of the jobs of CEO and chairman of the board may not be in the best interest of the corporation.

SP-LEAD DIRECTOR ISSUE CODE 2215

Vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

The directors are elected to oversee the corporation on behalf of the owners--the shareholders. A lead director can act as an independent conduit of communication to the board and often is encouraged when the CEO also holds the board chair position. A lead director would be responsible for coordinating the non-employee director's evaluation of the board's performance and the contribution of each board member. Implementation of this proposal would establish a formal structure to promote an active role by independent directors on the board.

SP-ADOPT CUMULATIVE VOTING ISSUE CODE 2220

Vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

Cumulative voting may give minority shareholders too much voting control and may divide the board into conflicting special interests, undermining the board's ability to work in the best interests of all shareholders.

SP-REQUIRE NOMINEE STATEMENT IN PROXY ISSUE CODE 2230

Vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.

The board is best qualified to select the nominees for the board. Directors are usually selected after a search process that includes personal interviews and background checks. The company should only be required to comply with the Securities and Exchange Commission's disclosure requirements for each nominee and the implementation of this proposal would put the company at a competitive disadvantage. Forcing directors to comply with any further requirements may discourage qualified individuals from serving on the board.

SP-DOUBLE BOARD NOMINEES ISSUE CODE 2231

Vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.

This type of election system would create a political environment in which nominees compete with each other for the available board seats. The appropriate role of the directors is to present shareholders with a slate of director candidates who are most qualified and who are ready, willing and able to oversee the management of a company's affairs. The implementation of this proposal would make the recruitment of potential directors more difficult and would preclude the board from fulfilling its fiduciary responsibility of advising shareholders on matters in which they are asked to vote.

SP-DIRECTOR LIABLILITY ISSUE CODE 2240

Vote FOR a shareholder proposal to make directors liable for acts or omissions that constitutes a breach of fiduciary care resulting from a director's gross negligence and/or willful neglect.

Directors' business decisions while serving on a board can involve serious consequences. Their conduct can have a large impact, financially and otherwise, on the welfare of a company and its shareholders. Increasing directors' personal accountability for their actions on the board will encourage directors to uphold their fiduciary duties in making these business decisions. This will cause directors to conduct themselves with increased diligence, and will help prevent corruption and negligence among the board.

SP-REPEAL CLASSIFIED BOARD ISSUE CODE 2300

Vote FOR a shareholder proposal to repeal a classified board.

Classified boards may serve to entrench management. Since only a minority of the directors stand for election each year, shareholders do not have the ability to out any other directors who may be acting in a fashion that is against the interests of shareholders.

SP-REDEEM OR VOTE ON POISON PILL ISSUE CODE 2310

Vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill/shareholder rights plan.

Poison pill plans go to the heart of who owns the company - shareholders or the board. Poison pills take decisions on mergers and tender offers out of shareholders' hands by providing directors virtual veto power over an offer. They strip shareholders of their basic right to decide when, to whom and upon what terms to sell their shares. Poison pill plans may harm shareholder value, and can entrench management by deterring stock acquisition offers that are not favored by the board of directors. Instead of fostering negotiations, poison pill plans are designed to discourage or thwart offers before they are ever made. This results in management entrenchment to the detriment of shareholders.

Pill plans may tend to depress stock price and promote poor corporate performance. Several studies and other analyses point to a drop in share value at the time of the adoption of a rights plan. Shareholders, not the directors, are best qualified to determine when and for what price they will sell their shares.

SP-ELIMINATE SUPERMAJORITY PROVISION ISSUE CODE 2320

Vote FOR a shareholder proposal that seeks to eliminate supermajority vote requirements.

Supermajority vote provisions may stifle bidder interest in the company altogether and thereby devalue the stock. Supermajority requirements are often set so high that they discourage tender offers altogether. They may also make it nearly impossible for shareholders to amend anti-takeover provisions contained in charters or bylaws. Some economic studies have shown slight negative stock price effects on the adoption of supermajority vote provisions.

SP-REDUCE SUPERMAJORITY PROVISION ISSUE CODE 2321

Vote FOR a shareholder proposal that seeks to reduce supermajority vote requirements.

Supermajority vote provisions may stifle bidder interest in the company altogether and thereby devalue the stock. Supermajority requirements are often set so high that they discourage tender offers altogether. They may also make it nearly impossible for shareholders to amend anti-takeover provisions contained in charters or bylaws. Some economic studies have shown slight negative stock price effects on the adoption of supermajority vote provisions.

SP-REPEAL FAIR PRICE PROVISION ISSUE CODE 2324

Vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.

Fair price provisions help guard against two-tiered tender offers in which a raider offers a substantially higher cash bid for an initial and often controlling stake in a company and then offers a lower price for the remaining shares. The coercive pressures associated with such an offer may force shareholders to tender before they have considered all relevant facts. These provisions guarantee an equal price for all shareholders.

SP-RESTORE RIGHT TO CALL A SPECIAL MEETING ISSUE CODE 2325

Vote FOR a shareholder proposal to restore shareholders' right to call a special meeting.

The ability of shareholders to call a special meeting is an important right. Without the right, shareholders may have to wait for the annual meeting to take action. Such delays may not be in the best interest of shareholders. Shareholders should have access to procedures that permit them, the owners of the corporation, to bring special circumstances to the attention of the other owners. Limitations on shareholder actions can entrench management, render a corporation less attractive as a takeover candidate and give management a decided advantage in a takeover.

SP-RESTORE RIGHT TO ACT BY WRITTEN CONSENT ISSUE CODE 2326

Vote FOR a shareholder proposal to restore shareholders' right to act by written consents.

Written consent allows shareholders to initiate actions without calling a special meeting or waiting until the annual meeting.

Shareholders should have access to procedures that permit them, the owners of the corporation, to bring special circumstances to the attention of the other owners. Limitations on shareholder actions can entrench management, render a corporation less attractive as a takeover candidate and give management a decided advantage in a takeover.

SP-PROHIBIT TARGETED SHARE PLACEMENT ISSUE CODE 2330

Vote AGAINST a shareholder proposal to limit the board's discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

The corporation's management team, subject to the review of the board of directors, is responsible for the company's day-to-day operations and strategic planning. As a result, it is best suited to judge the corporation's current and future requirements for raising additional capital. Targeted share placements are less expensive to execute than issuing stock, do not require the high interest rate of traditional debt and can be structured to benefit a limited number of parties. Placing limits on the ability of management and the board to issue blocks of preferred stock to fund the corporation's current operations and future growth is unnecessary and may reduce the corporation's ability to meet its capital needs.

SP-OPT OUT OF STATE TAKEOVER STATUTE ISSUE CODE 2341

Vote CASE-BY-CASE on a shareholder proposal seeking to force the company to opt out of a state anti-takeover statutory provision.

SP-REINCORPORATION ISSUE CODE 2342

Vote AGAINST a shareholder proposal to reincorporate the company in another state.

The board is best qualified to determine the state regulatory environment that is best suited to the company's needs. The board must have the flexibility to take advantage of the appropriate statutory structure that it believes offers it the flexibility to respond to real or perceived threats to the corporation and its shareholders. Economic studies on state anti-takeover statutes have yielded mixed results. Some studies have found that the adoption of state laws has no significant impact on share value. As a result, there is no clear evidence that the adoption of anti-takeover statutes affect share value or that such laws deter takeovers.

SP-ADOPT ANTI-GREENMAIL PROVISION ISSUE CODE 2350

Vote FOR a shareholder proposal to limit greenmail payments.

Greenmail is the name given to certain discriminatory share repurchases. Typically, it refers to a payment that a raider receives from a company in exchange for the raider's shares and a guarantee to terminate a takeover bid. This payment is usually a premium above the market price, so while greenmail can ensure the continued independence of a company, it discriminates against the other stockholders. Buying out the shares of one owner at a price not available to others is unfair. The payment of greenmail may also have an adverse effect on corporate image, among both business associates and consumers. Some economic studies show that greenmail devalues a company's stock price.

RESTRICT EXECUTIVE COMPENSATION ISSUE CODE 2400

Vote AGAINST a shareholder proposal to restrict executive compensation.

Compensation packages may serve to align executive and shareholder interests. Shareholders should not seek to micromanage the board's executive compensation systems, and should defer to the judgment of the board in these matters.

Vote AGAINST a shareholder proposal to restrict executive compensation IF the proposal attempts to limit executive pay without linking compensation to a financial performance measure.

Executive pay levels can be excessive, which becomes a particular concern when pay levels are not tied sufficiently to financial performance. Linking pay to performance is a key issue for shareholder value, and proposals urging such a link merit support.

SP-DISCLOSE EXECUTIVE COMPENSATION ISSUE CODE 2401

Vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.

In 1992, the Securities and Exchange Commission amended the proxy statement disclosure requirements for executive pay. Disclosure of executive compensation beyond what the SEC requires provides no new meaningful information to shareholders and is unnecessary

SP-RESTRICT DIRECTOR COMPENSATION ISSUE CODE 2402

Vote AGAINST a shareholder proposal to restrict director compensation.

Compensation packages are necessary to attract, motivate and retain qualified directors. Compensation packages may serve to align director and shareholder interests. Shareholders should not seek to micro-manage the board's existing compensation systems, and should defer to the judgment of the board in these matters.

SP-CAP EXECUTIVE PAY ISSUE CODE 2403

Vote AGAINST a shareholder proposal to cap executive pay.

Pay caps are not in the best interests of shareholders. Caps may put a company at a competitive disadvantage by negatively affecting its ability to attract, motivate and retain highly qualified executives. A company using pay caps may risk getting stuck with mediocre managers and losing its best talent to higher paying companies.

SP-PAY DIRECTORS IN STOCK ISSUE CODE 2405

Vote AGAINST a shareholder proposal calling for directors to be paid solely with company stock.

Compensation packages are necessary to attract, motivate and retain qualified directors. Shareholders should not seek to micromanage the board's compensation systems, and should defer to the judgment of the board in determining the proper balance of directors' compensation packages.

SP-APPROVE EXECUTIVE COMPENSATION ISSUE CODE 2406

Vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

Shareholders do not have the expertise necessary to determine appropriate and competitive pay levels. Directors are elected by shareholders to oversee the management of the company. Shareholders should defer to the judgment of the board in these matters

SP-RESTRICT DIRECTOR PENSIONS ISSUE CODE 2407

Vote FOR a shareholder proposal calling for the termination of director retirement plans.

Retirement benefits for non-employee directors are unnecessary and inappropriate. These plans may create a conflict of interest by encouraging directors to remain on the board for no other reason than to receive retirement benefits. Few companies provide these benefits to shareholders.

SP-REVIEW/REPORT ON/LINK EXECUTIVE PAY TO SOCIAL PERFORMANCE ISSUE CODE 2408

Vote AGAINST shareholder proposals that ask management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.

While proposals asking companies to link pay to social performance ostensibly relate to executive compensation, the real intent of the proposal is to change company practices on employee and environmental issues, which fall within the realm of ordinary business matters that should be left to the judgment of managers. Pay should be linked to financial performance, and non-financial criteria can cloud the picture. To the extent that pay should include non-financial criteria, the board should exercise its judgment on appropriate measures, and not be pushed on this issue by shareholders.

SP-NO REPRICING OF UNDERWATER OPTIONS ISSUE CODE 2409

Vote FOR a shareholder resolution seeking shareholder approval to re-price or replace underwater stock options.

Stock options can be very lucrative for employees and are justified because they provide a key element in compensation packages aligning the interest of executives with that of shareholders. However, stock options are valuable only if the stock price increases from the day the option is granted. Programs that allow the company to re-price or replace underwater options (turn in options with exercise prices above the current market value of the stock for new options at or below the market value) eliminate the downside exposure executives face to a fall in the stock's price.

SP-GOLDEN PARACHUTES ISSUE CODE 2414

Vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.

Golden parachutes, which are severance packages contingent upon a change in control, are in the best interests of shareholders. Since parachutes provide specified benefits, they ensure that executives will continue to devote their time and attention to the business despite the threat of potential job loss due to a change in control. Golden parachutes ensure that executives will not oppose a merger that might be in the shareholders' best interests but may cost the executives their jobs. Even during periods free from takeover threats, golden parachutes are in the best interests of shareholders. They help to attract and retain qualified executives. Golden parachutes have also become a standard component of executive pay packages, so the packages help companies offer competitive compensation packages. In light of these reasons, the board of directors should have the discretion to adopt future golden parachutes.

Vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes IF the highest payout formula of current agreements does not exceed 3 times an executive's salary and bonus.

Even during periods free from takeover threats, golden parachutes, which are severance packages contingent upon a change in control, are frequently in the best interests of shareholders. They help to attract and retain qualified executives. Golden parachutes have become a standard component of executive pay packages, and may be necessary to remain competitive in attracting key executives. While golden parachutes may be in the best interests of shareholders, some may be excessive. Golden parachutes should be opposed if the potential payouts to any of the covered executives exceed the level set forth in this guideline.

SP-AWARD PEFORMANCE BASED STOCK OPTIONS ISSUE CODE 2415

Vote AGAINST a shareholder resolution seeking to award performance-based stock options.

Stock options generally are awarded at the fair market value on the day they are granted. Executives should benefit from any increase in the value of the stock after the option is granted, just as shareholders realize the increased value of their holdings.

SP-EXPENSE STOCK OPTIONS ISSUE CODE 2416

Vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement.

Current accounting rules give companies the choice of reporting stock option expenses annually in the company income statement or as a footnote in the annual report. Most companies report the cost of stock options on a pro-forma basis in a footnote in the annual report, rather than include the option costs in determining operating income. Companies will likely cut back on option grants if they are considered an expense, which will ultimately hurt rank and file employees. There is no reliable and standard way to calculate the value of options. Current valuation methods, like the Black-Scholes method, were designed to price short-term tradable options and depend on speculative assumptions. In addition, options are not an expense, but rather a cost incurred by shareholders in the form of dilution, which is reflected in the form of lower earnings per share. Current disclosure is sufficient as the costs are already disclosed in the notes to financial statements in the company's 10-K filing

SP-PENSION FUND SURPLUS ISSUE CODE 2417

Vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.

Executive incentive compensation should be determined without regard to any pension fund income, so that the compensation of senior executives will be more closely linked to their performance in managing the business. We believe that using "vapor profits," defined as pension fund earnings, in compensation calculations unfairly boost payouts and awards, and distorts the principle of pay for performance. We believe that only true operating income should be considered in determining executive compensation. This would discourage companies from using pension accounting to manage their earnings by changing assumptions to boost the amount of pension income that can be factored into operating income. It may also discourage companies from boosting pension income at the expense of employees and retirees by reducing anticipated benefits or withholding improved benefits.

SP-CREATE COMPENSATION COMMITTEE ISSUE CODE 2420

Vote FOR a shareholder proposal to create a compensation committee.

Compensation decisions and policies for executive pay should be made by a committee, and this committee should be composed of directors who are not employed by the company and do not have significant personal or business relationships with the company. This ensures that executive pay decisions are made in the best interests of shareholders by directors who are free from potential conflicts of interest.

SP-HIRE INDEPENDENT COMPENSATION CONSULTANT ISSUE CODE 2421

Vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

Setting an arbitrary standard for the compensation committee is unnecessary and not in the best interests of shareholders. Directors are elected by shareholders to oversee the management of the company, and shareholders should defer to their judgment in establishing the composition and membership of board committees.

SP-INCREASE COMPENSATION COMMITTEE INDEPENDENCE ISSUE CODE 2422

Vote AGAINST a shareholder proposal to increase the independence of an audit committee.

The board of directors and management of the company are in the best position to determine a workable, efficient structure for the board of directors. The board should be free to identify the individuals who will best serve the shareholders without being hindered by arbitrary rules. In addition, regulatory rules ensure the independence of these committees. Many factors contribute to a successful and well-run board, including the skills, insights and experiences that are offered by directors classified by many as affiliates. "Independence" is not easily defined.

SP-INCREASE KEY COMMITTEE INDEPENDENCE ISSUE CODE 2501

Vote FOR a shareholder proposal to increase the independence of the board's key committees.

Directors are charged with selecting and monitoring the corporation's management team. The board must be structured to encourage nominations of "independent" directors--individuals who are free of ties to management. The best way to accomplish this is to limit membership on the board's key committees to directors who have no ties to the company other than those relationships created as a result of their service on the board.

SP-DEVELOP/REPORT ON HUMAN RIGHTS POLICY ISSUE CODE 3000

Vote AGAINST shareholder proposals that ask management to develop or report on their human rights policies.

Asking management to develop or promote human rights policies could expose its business in certain countries to political retaliation and loss of market share or government contracts. The promotion of human rights overseas is the responsibility of the citizens and governments of those countries and of international diplomacy. We therefore believe it is inappropriate to ask management to develop or report on human rights policies.

SP-REVIEW OPERATION'S IMPACT ON LOCAL GROUPS ISSUE CODE 3005

Vote AGAINST shareholder proposals that ask management to review or report on its operations' impact.

We believe that it is not management's responsibility, but government's, to review, resolve or adjudicate such conflicts.

SP-BURMA-LIMIT OR END OPERATIONS ISSUE CODE 3030

Vote AGAINST shareholder proposals that ask management to cut financial and business ties to Burma's military regime, or to withdraw from or suspend operations in Burma.

The resolution is unnecessary and inappropriate because the question of whether to operate in Burma is an ordinary business decision. Oversight by shareholders (beyond major financial issues that should be discussed in regular corporate reporting) is not appropriate.

SP-BURMA-REVIEW OPERATIONS ISSUE CODE 3031

Vote AGAINST shareholder proposals that ask for a comprehensive report on operations in or contracting from Burma.

The resolution is unnecessary and inappropriate because the question of whether to operate in Burma is an ordinary business decision. Oversight by shareholders (beyond major financial issues that should be discussed in regular corporate reporting) is not appropriate. .

SP-CHINA NO USE OF FORCED LABOR ISSUE CODE 3040

Vote AGAINST a shareholder proposals that ask management to certify that company operations are free of forced labor.

We are satisfied that the company maintains reasonable safeguards against developing relationships with organizations that use forced labor. In addition, the attempt to influence such labor practices could complicate commercial and political relationships that may be important to the company. Thus, the certification proposal is unnecessary.

SP-CHINA ADOPT CODE OF CONDUCT ISSUE CODE 3041

Vote AGAINST shareholder proposals that ask management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China or of similar codes.

We believe adoption of the code would be inappropriate because U.S. companies should not engage in the internal political affairs of host countries to press for human rights. Moreover, management is in the best position to make decisions about pay and working conditions and environmental management. It is the responsibility of employees, local trade unions and the government--not shareholders--to negotiate and/or regulate appropriate levels of compensation and safety requirements. A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations.

SP-REVIEW MILITARY CONTRACTING CRITERIA ISSUE CODE 3100

Vote AGAINST shareholder proposals that ask management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

The resolution is unnecessary and inappropriate because management, in the course of pursuing its routine business interests, already considers, acts on, and releases information on many of the criteria that are of concern to the resolution's proponents. Requiring management to create and publicize a special set of guidelines to govern the way it arrives at, and implements, decisions regarding its Pentagon contracts would constitute an unnecessary duplication of effort, a distraction and a costly burden on the company.

Moreover, the proponents of the resolution are motivated by political and ideological considerations, which are most appropriately addressed in forums other than corporate proxy statements and annual meetings.

SP-REVIEW ECONOMIC CONVERSION ISSUE CODE 3110

Vote AGAINST shareholder proposals that ask management to create a plan for converting company facilities that are dependent on defense contracts toward production for commercial markets.

Conversion planning and forays by defense contractors into commercial markets historically have resulted in unacceptably high rates of failure. The preferred solution to the displacements posed by downturns in defense spending is to allow market forces to run their course, and to allow management to respond to the changing market environment to the best of its ability, unencumbered by politically motivated requests for information or courses of action forced upon it by outside parties.

SP-REVIEW SPACE WEAPONS ISSUE CODE 3120

Vote AGAINST shareholder proposals that ask management to report on the company's government contracts for the development of ballistic missile defense technologies and related space systems.

Responsibility for deciding whether developing a certain military technology is essential for the nation's defense resides exclusively with the executive and legislative branches of the U.S. government. Defense contractors have an obligation to participate in programs deemed by our elected officials to be in the national interest. Asking a defense contractor to publicly address the issue of its participation in the development of ballistic missile defense technologies and related space systems would involve management in the inappropriate second-guessing of the national security decisions of the nation's elected representatives.

Moreover, shareholders interested in knowing more about corporate participation in the development of ballistic missile defense technologies and related space systems can usually gain a clearer picture of any given company's activities by referring to existing, open sources of information. Preparing a special report on an area that represents a relatively small percentage of the company's total business activities would constitute an unnecessary and costly burden on management.

SP-REVIEW FOREIGN MILLITARY SALES ISSUE CODE 3130

Vote AGAINST shareholder proposals that ask management to report on the company's foreign military sales or foreign offset activities.

Responsibility for deciding whether to sell military equipment to allied nations (and under what terms) resides exclusively with the U.S. government. Asking a defense contractor to publicly address the issue of its foreign military sales would involve management in the inappropriate second-guessing of the foreign policy decisions of the nation's elected representatives. Similarly, we note that offsets have become a necessary component of successful bids, and that U.S. defense contractors must already report to the U.S. government on the terms of their offset agreements. Although they may have some short-term disadvantages, the long-term benefits can include developing business relationships that could lead to valuable technology upgrade contracts in the future. Responsibility for deciding whether to sell military equipment to allied nations--and under what terms--resides exclusively with the U.S. government, and a definitive U.S. policy is under review according to the terms of the Defense Offsets Disclosure Act of 1999.

Provided that the company is in compliance with U.S. law, it should be allowed to pursue its opportunities in foreign markets as it sees fit. Management is in the best position to determine whether the company's foreign military contracts will yield a positive net income in the short run and maintain or improve its competitive position in the long run. It therefore should be able to go about its business unencumbered by politically motivated requests for information or courses of action forced upon it by outside parties.

SP-LIMIT OR END NUCLEAR WEAPONS PRODUCTION ISSUE CODE 3150

Vote AGAINST shareholder proposals that ask management to limit or end nuclear weapons production.

The company conducts its work on nuclear weapons under contract with the U.S. government and in support of the national security of the United States. We note that since 1991, the governments of the United States, the Soviet Union and its successor states have reached and implemented agreements to reduce their nuclear weapons stockpiles. We also note that the current Bush administration has openly stated that it favors a reduced nuclear arsenal, but that it may need to improve existing nuclear weapons and possibly develop new ones in order to destroy an enemy's biological weapons, chemical weapons or weapons of mass destruction. We believe it is inappropriate for us, as shareholders, to second-guess the national security framework developed by our elected leaders, or management's decision to pursue and implement the contract in line with the company's business interests.

SP-REVIEW NUCLEAR WEAPONS PRODUCTION ISSUE CODE 3151

Vote AGAINST shareholder proposals that ask management to review nuclear weapons production.

The company conducts its work on nuclear weapons under contract with the U.S. government and in support of the national security of the United States. We note that since 1991, the governments of the United States, the Soviet Union and its successor states have reached and implemented agreements to reduce their nuclear weapons stockpiles. We also note that the current Bush administration has openly stated that it favors a reduced nuclear arsenal, but that it may need to improve existing nuclear weapons and possibly develop new ones in order to destroy an enemy's biological weapons, chemical weapons or weapons of mass destruction. We believe it is inappropriate for us, as shareholders, to second-guess the national security framework developed by our elected leaders, or management's decision to pursue and implement the contract in line with the company's business interests.

SP-REVIEW CHARITABLE GIVING POLICY ISSUE CODE 3210

Vote AGAINST shareholder proposals that ask companies to review or disclose their charitable giving policy and programs.

We believe that corporate giving programs can contribute to shareholder value and serve society. Companies tend to focus their charitable giving in the communities where they operate, and they receive good will and improved customer relations from making these contributions. However, we also believe that charitable contributions are routine business decisions that should be made by management, with oversight from the board of directors and auditors. Therefore, asking management to review or report on its charitable giving program constitutes unwarranted shareholder interference in management's routine business decisions, and we will not support such proposals. Management is best positioned to determine how much to give and to whom and how to structure its program.

SP-LIMIT OR END CHARITABLE GIVING ISSUE CODE 3215

Vote AGAINST shareholder proposals to limit or end charitable giving.

We believe that the company's giving program contributes to shareholder value and serves society. Companies tend to focus their charitable giving in the communities where they operate, and they receive good will and improved customer relations from making these contributions. Moreover, companies today are broadly expected to maintain charitable giving programs as part of their overall corporate responsibility. We therefore oppose proposals that ask companies to limit or end their charitable giving

SP-REVIEW POLITICAL SPENDING ISSUE CODE 3220

Vote AGAINST shareholder proposals that ask companies to increase disclosure of political and PAC contributions and activities.

It is up to the board of directors and auditors to ensure oversight of political contributions and any company PACs, which are routine business matters. Moreover, adequate disclosure is required by current federal law, so requested reports (particularly on disclosure of PAC contributions) are unnecessary. Corporations are allowed to participate in the political process under certain rules and restrictions, and efforts to further restrict the corporate role or to require greater disclosure should focus on legislative change.

SP-LIMIT OR END POLITICAL SPENDING ISSUE CODE 3221

Vote AGAINST shareholder proposals that ask companies to limit or end their political contributions.

It is up to the board of directors and auditors to ensure oversight of political contributions, which are routine business matters. Corporations are allowed to participate in the political process under certain rules and restrictions, and efforts to further restrict the corporate role or to require greater disclosure should focus on legislative change.

SPDISCLOSE PRIOR GOVERNMENT SERVICE ISSUE CODE 3222

Vote AGAINST shareholder proposals requesting the disclosure of company executives' prior government service.

Management is in the best position to determine who is best qualified to meet the needs of the company. The proposals are unnecessary, because management follows the disclosure requirements mandated by the Securities and Exchange Commission in the proxy statement, the 10-K and other company reports. We also respect the right of privacy of the individuals who would be a part of this disclosure.

SP-AFFIRM POLITICAL NONPARTISANSHIP ISSUE CODE 3224

Vote AGAINST shareholder proposals requesting affirmation of political nonpartisanship.

These proposals are unnecessary. Federal law allows companies to sponsor and provide administrative support to political action committees, but prohibits direct donations or coerced employee participation. Thus, employees already have recourse to legal action should such coercion occur.

SP-REVIEW TOBACCO MARKETING ISSUE CODE 3300

Vote AGAINST shareholder proposals that ask management to report on or change tobacco product marketing practices.

The regulation of marketing practices is a responsibility of national and local governments as well as the 1998 Master Settlement Agreement, which mandates a series of marketing reforms. Outside of those defined areas of jurisdiction, tobacco companies have rightful discretion over how to market their products. Individual companies should not be asked to report or institute marketing policies that may be addressed through regulatory or legal action. Moreover, management must consider that any actions it takes unilaterally to restrict tobacco product marketing practices, independent of government action or irrespective of local custom, could harm its competitive position if other tobacco companies do not respond in kind. Finally, some may view changes in tobacco product marketing practices as an acknowledgement of past shortcomings, inviting new lawsuits against the companies. We therefore oppose resolutions asking management to report on or change tobacco product marketing practices.

SP- REFRAIN FROM CHALLENGING GOVT LAWS

Vote AGAINST shareholder proposals that ask a company to refrain from challenging legislation, regulations and government studies related to tobacco.

Management is in the best position to decide what actions are needed to ensure the profitable operation of our company. The manufacture, marketing and use of tobacco products is legal in the United States, and it is in our company's best interest to maintain a reputable corporate image in the public eye, and to continue to manufacture and market its products in a free-market economy. For this reason we support a company's right to challenge governmental regulation, legislation and studies related to tobacco. We oppose all proposals that ask a company to give up this right.

SP-SEVER LINKS WITH TOBACCO INDUSTRY ISSUE CODE 3307

Vote AGAINST shareholder proposals to sever the company's links to the tobacco industry.

Management is generally in the best position to make decisions about what investments and lines of business are suitable for the company. The manufacture, marketing and use of tobacco and related products are legally sanctioned throughout the world. Any further regulations or restrictions on tobacco business activity are rightly the responsibility of governments, not shareholders. Short of such regulation, reporting on or dissolving ties with the tobacco industry by the company is likely to result in unnecessary expenses and/or loss of revenues and profits, and therefore is not in the company's or the shareholders' interests. We therefore oppose all proposals that ask a company to report on or approve dissolution of links with the tobacco industry.

SP-REVIEW OR REDUCE TOBACCO HARM TO HEALTH ISSUE CODE 3308

Vote AGAINST shareholder proposals to review or reduce tobacco harm to health IF the proposal concerns adoption of a no-smoking policy for a facility or place of business.

The decision to smoke is a personal one and a right protected by law. Some scientific studies suggest smoking may damage the health of non-smokers as well as smokers. In 1993, the U.S. Environmental Protection Agency listed environmental tobacco smoke (ETS) as a class A carcinogen, on a par with asbestos, radon gas and other airborne toxins. However, this ruling has been overturned on court challenges by the tobacco industry.

Though the trend over the last 10 years has been toward adoption of smoking restrictions in workplaces, we believe the decision to smoke is a personal one and should be protected wherever it is not regulated by law. Policies concerning workplace smoking should be based on particular circumstances of a given company, facility or group of employees, and should not be decided by shareholders. For these reasons, we oppose proposals that ask a company to adopt a no-smoking policy for a facility or place of business.

SP-REVIEW OR PROMOTE ANIMAL WELFARE ISSUE CODE 3320

Vote AGAINST shareholder proposals that ask management to review or promote animal welfare.

Government regulation is the most appropriate mechanism for ensuring that farm and laboratory animals are treated humanely, protecting human health. Product testing and maintaining a properly run chain of supply for food animals used for company products also are quintessentially ordinary business matters that are most properly the purview of management.

Suggesting additional levels of management oversight for animal welfare at farms that produce animals used for company products would be burdensome and expensive. The company can have little control over conditions at its food suppliers, beyond insisting that legal standards for animal welfare and sanitation are met.

Companies at times must use animal tests to ensure product safety; the science is simply not yet there to allow for the complete replacement of all animal tests. In addition, no animal tests may be more expensive, and federal law still encourages many animal safety tests, as do foreign governments. At any rate, companies generally use the lowest possible number of animals in product safety tests, exhausting all alternatives before turning to animals; animal use has fallen substantially as a result. Any requested reports might well be misused by animal protection groups to further attack the company on other related grounds.

SP-REVIEW DRUG PRICING OR DISTRIBUTION ISSUE CODE 3340

Vote AGAINST shareholder proposals that ask companies to report or take action on pharmaceutical drug pricing or distribution.

Pricing policy is a quintessential ordinary business issue that should not be brought to shareholders. Further, price restraint policy is a bad business idea because it would tie the hands of management, which needs to be as flexible as possible in hostile market conditions. Adopting a price restraint policy would threaten research and development investments, which are the lifeblood of the industry. It is also not in the best interest of fiduciaries to lobby for price restraint, which could lower profit margins for the company and its shareholders. Further, to adopt a price restraint policy unilaterally would put the company at a competitive disadvantage compared with other firms in the industry that do not have a similar policy.

Reports on how the company prices its products are unnecessary because this is an ordinary business matter that is properly only the purview of management. A report also might reveal information that competitors could use to undercut the company, something we particularly cannot afford in today's difficult business climate. Information on pricing policy also might be misused by industry critics, who have a long record of twisting reports to suit their own political agenda; this is a risk we cannot afford given the U.S. health care debate, possible domestic price constraints imposed by government, and tricky questions of international markets.

We therefore vote against all proposals asking for drug price restraint or disclosure.

SP-OPPOSE EMBRYO/FETAL DESTRUCTION ISSUE CODE 3350

Vote AGAINST shareholder proposals that ask companies to take action on embryo or fetal destruction.

This is an ordinary business decision.

SP-REVIEW NUCLEAR FACILITY/WAST ISSUE CODE 3400

Vote AGAINST shareholder proposals that ask companies to review or report on nuclear facilities or nuclear waste.

The nuclear power industry is closely regulated in the United States. The U.S. National Regulatory Commission, which has oversight responsibility for both commercial nuclear reactors and research reactors, annually conducts about 2,000 inspections of nuclear material licensees. These inspections cover areas such as training of personnel who use materials, radiation protection programs and security of nuclear materials. The NRC also requires reactor operators to have defenses against commando attack by several skilled attackers and to conduct background checks on employees. Moreover, the NRC posts quarterly updates, on its website, of its assessments of every nuclear plant operating in the United States.

Given the regulatory oversight that already exists and detailed assessment reports that are already available to the public, we believe that proposals that ask companies to issue special reports or conduct special reviews for their shareholders on their nuclear operations are redundant and an unjustifiable drain on company resources

SP-REVIEW ENERGY EFFICIENCY & RENEWABLES ISSUE CODE 3410

Vote AGAINST shareholder proposals that ask companies to reduce their reliance on nuclear and fossil fuels, to develop or use solar and wind power, or to promote energy efficiency, or to review or report these issues.

We believe that decisions about the level or mix of energy to use or develop are business strategy matters best left to management to make in response to regulatory requirements, technological developments, and supply and demand. We note that U.S. government agencies such as the Nuclear Regulatory Commission and the Environmental Protection Agency already impose certain restrictions on energy producers to protect environmental and human health. Achieving energy efficiency gains or installing renewable technologies almost always entails added capital investments and expenses. If cost-effective ways of reducing energy use are available, one can assume the company already is exploiting such opportunities, because it is in its financial interest to do so. Similarly, if a company is not using or purchasing renewable energy, one can assume that no cost-effective sites or purchasing options are available.

The costs of regulatory compliance, plus the price signals generated by energy supply and demand, generate sufficient information to management for it to determine which energy path is most cost-effective, making special reviews and reports to shareholders unnecessary. Therefore, we oppose all proposals that ask management to report on or increase energy efficiency or to report, use or develop wind and solar power.

SP-ENDORSE CERES PRINCIPLES ISSUE CODE 3420

Vote FOR shareholder proposals that ask management to endorse the Ceres principles.

Virtually all corporations affect the environment and have a responsibility to protect it. With costs of environmental compliance rising, companies that pay close attention to the environment are in a better position to control these costs and maintain their profitability. In addition, a strong environmental focus may lead to product innovations that fulfill growing demand for environmentally sound products and services.

The Ceres principles, as a broad statement of environmental policy, encourage companies to take a pro-active approach in managing their environmental affairs. While the principles are generic, and meant to apply to all industries, companies may tailor them to suit their own circumstances. Major corporations such as BankAmerica, Coca-Cola, General Motors, Nike and Northeast Utilities have endorsed the Ceres principles yet maintain their own company-specific set of environmental principles as well.

Some investors and consumers are skeptical of claims made by corporations about their commitments to protect the environment. A company that endorses the Ceres principles and completes the Ceres Report form may bolster its public standing -- and thus its economic well-being -- by sharing information with its stakeholders: investors, employees, neighboring communities and consumers. An endorsing company may also find that interaction with environmental and investor groups that belong to Ceres constitutes a low-cost sounding board or consultant for its environmental affairs.

One final economic consideration is that companies implementing environmental compliance monitoring and self-audit programs tend to fare better in enforcement proceedings than companies that do not, according to Environmental Protection Agency and Department of Justice guidelines. Companies that promptly report and fully remedy compliance violations are less likely to face criminal penalties (although civil actions remain an enforcement option). Endorsing the Ceres principles and completing the Ceres Report may augment such a disclosure process. Moreover, information disclosed to the public in the Ceres Report may bring corporations one step closer toward standardized, accountable measures of environmental performance, which will aid investors in making future investment decisions.

SP-CONTROL GENERATION OF POLLUTANTS ISSUE CODE 3422

Vote AGAINST shareholder proposals that ask management to control emissions of pollutants.

Emission of pollutants is an inevitable consequence of most manufacturing processes. The authority to restrict these emissions is properly vested in the government and should not be usurped by shareholders. Concerned shareholders have an opportunity to take part in the public rulemaking process, just as corporations do. It is not appropriate for them to use the shareholder resolution process as a platform for their ideas.

Moreover, controlling emissions of pollutants usually entails added capital investments and expenses. If cost-effective ways of controlling emissions are available, one can assume that the company already is exploiting such opportunities, because it is in its financial interest to do so. If the company is not controlling emissions to the extent desired by the proponent, it may be because such controls would be costly to implement, provide little added benefit to the environment and/or adversely affect the company's competitive position.

SP-REPORT ON ENVIORNMENTAL IMPACT OR PLANS ISSUE CODE 3423

Vote AGAINST shareholder proposals that ask companies to report on their environment impact or plans.

Industry and government have responded to the public's desire for information on corporate environmental impacts and plans. The 1969 National Environmental Policy Act requires companies to issue environmental impact assessments for major domestic projects. Congress has also passed several important right-to-know laws to compel disclosure of Material Safety Data Sheets and other environment, health and safety information to employees and neighbors of manufacturing plants. In addition, many companies have set up Community Advisory Panels in communities where their plants are located. Now it is even commonplace for large industrial companies to issue stand-alone annual environmental reports outlining their progress on major environmental initiatives.

Therefore, we believe shareholder requests for additional information on corporate environmental impacts or plans are already addressed in a number of government regulations and industry programs, making further communication and information exchanges duplicative and unnecessary. At the same time, a willingness to respond to such requests could lead to a costly and open-ended process with opponents of the company's operations and/or development plans. Their ultimate desire may be to generate negative publicity and introduce opposing views in the company's decision making process that results in costly and perhaps unwarranted changes in project development plans. As shareholders, it is not prudent to invite such risks by encouraging communication and disclosure beyond that required by law.

SP-REPORT OR TAKE ACTION ON CLIMATE CHANGE ISSUE CODE 3425

Vote AGAINST shareholder proposals that ask management to report or take action on climate change.

We believe major uncertainties remain about climate change and the appropriateness of policies to address it. In 2001, President George W. Bush withdrew U.S. support of the

Kyoto Protocol, an international treaty that sets targets and timetables to reduce greenhouse gas emissions in industrialized countries. Most U.S. companies support the President's move.

We believe it is not appropriate or in shareholders' best interests to ask management to report or take action on climate change unilaterally. Moreover, estimating the potential costs, benefits and liabilities of addressing climate change is highly uncertain in light of the remaining scientific, political and legislative uncertainties. Concerned shareholders have other opportunities to take part in the public debate over global warming and should not use the shareholder resolution process as a platform for their views. Management is vested with responsibility to take action when it is in the financial interest of the company to do so -- and to report to shareholders when and if it determines that developments may materially affect the company. Accordingly, there is no need for shareholders to make this special request of management.

REVIEW OR CURB BIOENGINEERING ISSUE CODE 3430

Vote AGAINST shareholder proposals that ask management to report on, label or restrict sales of bioengineered products.

There are no substantive differences between foods made with ingredients from genetically modified plants and foods from plants that have been conventionally bred. The introduction of a single gene into a plant is a natural improvement on the plant crossbreeding that began with the domestication of wild grain. Scientists have been studying genetic modification for decades and the U.S. government reviews new genetically modified plants to ensure that they do not pose a threat to humans or the environment. The genetically modified plants currently being grown benefit the environment and farmers by increasing crop yields and reducing the amount of pesticides required. Rice that has been genetically modified to contain Vitamin A is already available in countries where a lack of that vitamin kills and blinds hundreds of thousands of children each year; in the future genetic modification may lead to plants that contain other nutrients, allowing people worldwide to lead longer and healthier lives. A significant backlash against genetic modification could impede this life-saving scientific progress.

A substantial percentage of farmers prefer to grow genetically modified crops--in 2001, 63 percent of all soybeans and 24 percent of all corn grown in the United States were genetically modified varieties. Corn and soybeans are used for ingredients including cooking oils, sweeteners and starches, and are therefore present in the vast majority of foods. In many cases, however, the genetic modification affects only a plant's leaves, which are not eaten and are therefore absent from food products made from the plant. Many grain dealers mix modified and non-modified crops, so raw agricultural materials available in the open market are assumed to contain some genetically modified materials unless they have been certified otherwise. These certified agricultural products are more expensive, and quantities large enough for all of a major food manufacturer's products may be difficult to obtain.

Labeling of foods made from genetically modified plants, as some resolutions request, would put companies at a serious competitive disadvantage. At present, the only foods including information on genetic modification on their labels are made by companies that do not use genetically modified plants. A label simply stating that a food was made from genetically modified plant materials might cause consumers to buy the product of a competitor that also used genetically modified plants, but did not say so on the package label. FDA's current labeling requirements do not leave sufficient room on many packages to explain to consumers that genetically modified plants are safe to eat and may help the environment.

SP-PRESERVE/REPORT ON NATURAL HABITAT ISSUE CODE 3440

Vote AGAINST shareholder proposals that ask companies to preserve natural habitat.

We believe that decisions on preserving open space and wilderness areas are the purview of government policymakers at local, regional and national levels. Companies should be free to make investments and site facilities wherever such land use is not barred by laws or regulation. For shareholders to impose further restrictions on management's investment, exploration and development options could put the company at a competitive disadvantage and harm shareholder value.

SP-REVIEW DEVELOPING COUNTRY DEBT ISSUE CODE 3500

Vote AGAINST shareholder proposals asking companies to review their developing country debt and lending criteria and to report to shareholders on their findings.

We believe that risk management policies and procedures are best left to management's discretion and that it is inappropriate for shareholders to request that management report on its criteria for lending to developing and/or emerging market economies

SP-REVIEW SOCIAL IMPACT OF FINANCIAL VENTURES ISSUE CODE 3503

Vote AGAINST shareholder proposals that request companies to assess the environmental, public health, human rights, labor rights or other socio-economic impacts of their credit decisions.

We feel it is the responsibility of members of local civil society and governments--not shareholders--to determine what kinds of development projects and lending activities are appropriate. A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise issues that are more appropriately dealt with by government regulators. In addition, reports on the subject could distract management or attract unwanted scrutiny of the company's practices and only serve to support arguments that commercial banks should incorporate social or environmental criteria into decisions on loans.

SP-REVIEW FAIR LENDING POLICY ISSUE CODE 3520

Vote AGAINST shareholder proposals requesting reports and/or reviews of plans and/or policies on fair lending practices.

Beyond assessments based on creditworthiness, risk and other financial matters, we feel it is the responsibility of governments--not shareholders--to establish regulations on lending. Several laws already bar various discriminatory or predatory lending practices. These include the Community Reinvestment Act, which obligates banks to meet the credit and deposit needs of all the communities in which they are chartered, and the three major laws that protect consumers in the mortgage-lending arena: the Truth in Lending Act (TILA), the Real Estate Settlement Procedures Act (RESPA) and the Home Ownership and Equity Protection Act (HOEPA). A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise issues that are more appropriately dealt with by government regulators.

SP-REVIEW PLANT CLOSINGS ISSUE CODE 3600

Vote AGAINST shareholder proposals that ask companies to establish committees to consider issues related to facilities closure and relocation of work.

The proposed committee is an unnecessary distraction for board members, and inappropriately involves employees and outside community representatives in decisions about plant closings and relocation of work. These decisions should be made by management and the board based on their analysis of what is in the best interest of the company and its shareholders. With rapid technological and other changes leading to rapid changes in production and employment, it is important that management have a free hand to respond quickly to new opportunities. The proposed committee could hamper management in making appropriate investment decisions.

SP-REPORT ON EEO ISSUE CODE 3610

Vote FOR shareholder proposals that ask management to report on the company's affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

Equal employment opportunity is an appropriate area of concern for shareholders. Effective equal employment opportunity policy provides a company with two significant economic benefits: the avoidance of costly settlement or fines for violating federal discrimination laws and potentially increased earnings from a diverse work force able to compete in an increasingly global marketplace.

An independent, overall assessment of a company's equal employment opportunity programs and policies is beneficial, yet obtaining information from the government about a company's work force can be time-consuming or costly. Moreover, such information is not available in all instances. If a company is not a federal contractor or has not been involved in litigation, its EEO-1 reports are not available from the government, and even if it is the Department of Labor also may decline to release its EEO-1 reports. Furthermore, the company itself is the only source of some information, such as a summary of its affirmative action programs and policies and data on specific job categories that are more narrowly defined than in the EEO-1 reports. Because of federal reporting requirements, the costs to companies of complying with shareholder resolutions requesting EEO reporting are relatively small.

More disclosure from management to shareholders on affirmative action programs is generally desirable. We believe that reporting to shareholders on affirmative action keeps the issue high on a company's agenda, reaffirms a commitment to equal employment opportunity, and bolsters its standing with employees and the public and thus its economic well-being.

Vote AGAINST shareholder proposals that ask management to report on the company's affirmative action policies and programs IF the company's EEO-1 reports and compliance record indicate it has an average or above-average employment record.

While a company's willingness to disclose its EEO-1 reports is a significant factor, a company's record in the area of affirmative action is ultimately the criterion by which it should be judged. If the representation of women and minorities in a company's work force is below the industry average, particularly in upper-tier job categories, it would be helpful for the company to provide supplemental or interpretive data explaining the company's particular challenges in meeting its affirmative action goals. Shareholders also would find a summary of the company's affirmative action program helpful in assessing management's efforts to recruit and retain women and minorities. Similar explanatory data would provide little benefit to shareholders of a company that has an average or above-average employment record, because its record suggests it already is addressing affirmative action issues in a satisfactory manner.

SP-DROP SEXUAL ORIENTATION FROM EEO POLICY ISSU CODE 3614

Vote AGAINST shareholder proposals that ask management to drop sexual orientation from EEO policy.

An explicit company ban on anti-gay discrimination is the most important step a company can take to deter anti-gay harassment and discrimination in its workplace. In the absence of a federal prohibition on discrimination based on sexual orientation, gay and lesbian employees are dependent on local laws and corporate policies for protection. Only 12 states and fewer than 150 cities and counties have adopted laws barring sexual orientation discrimination in private employment. Furthermore, being dependent on local laws can hamper an employee's ability to transfer within a company or to take advantage of other job opportunities.

Equal employment for lesbians and gay men is a financial as well as a legal issue for corporations. Barring discrimination based on sexual orientation is essential to recruiting and retaining talented gay employees; nearly 60 percent of the companies in the Fortune 500 have such a policy in place. Companies that ignore equal protection also will open themselves to eventual litigation, as well as adverse publicity. The company would likely become the target of gay groups if it were to drop the reference to sexual orientation.

Another rationale to vote against this proposal is that equal employment opportunity practices are ordinary business matters that are up to management to decide.

SP-ADOPT SEXUAL ORIENTATION ANTI-BIAS POLICY ISSUE CODE 3615

Vote AGAINST shareholder proposals that ask management to adopt a sexual orientation non-discrimination policy.

Equal employment opportunity practices are ordinary business matters that are up to management to decide. Moreover, nearly every company has a corporate-wide non-discrimination statement designed to prohibit harassment or discrimination on any basis in its workplace. Such policies are sufficient; references to specific groups of people should be limited to classes protected under federal legislation, such as racial minorities or women. Listing additional groups in non-discrimination policies would divert attention from the basic need for a workplace free of harassment and employment discrimination and would open the door for other groups to request specific mention as well. The company also could become the target of adverse publicity from conservative groups if it were to adopt such a policy.

SP-REVIEW MEXICAN WORK FORCE CONDITIONS ISSUE CODE 3621

Vote AGAINST shareholder proposals that ask management to report on or review Mexican operations.

Management is in the best position to make decisions about pay, working conditions and environmental protection procedures. It is the responsibility of employees, local trade unions and the government--not shareholders--to negotiate and/or regulate appropriate levels of compensation and safety requirements. Mexican law defines the environmental precautions that companies must follow, and a fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise environmental issues that are more appropriately dealt with by government regulators. A review or report to shareholders on Mexican operations also could hamper management's handling of those operations and produce unnecessary scrutiny of its activities. We therefore vote against resolutions asking companies to review or report on Mexican operations.

SP-ADOPT STANDARDS FOR MEXICAN OPERATION ISSUE CODE 3622

Vote AGAINST shareholder proposals that ask management to adopt standards for Mexican operations.

This is an ordinary business decision.

SP-REVIEW OR IMPLEMENT MACBRIDE PRINCIPLES ISSUE CODE 3630

Vote AGAINST shareholder proposals that ask management to review or implement the MacBride principles.

Matters relating to the conduct of corporate activity in a foreign country generally should be determined by the government of that country. Moreover, we are satisfied that Northern Ireland's fair employment laws provide reasonable safeguards against discrimination, and there is no reason to ask the company to implement the MacBride principles. Management should not be hamstrung in implementing policy in this sensitive area by broad-stroke requirements placed on management by shareholders. The practical meaning of the MacBride principles is not clear, and we have reservations about the wording of some of the principles. Thus, the MacBride code at best is unnecessary and at worst is counterproductive.

SP-URGE MACBRIDE ON CONTRACTOR/FRANCHISEE ISSUE CODE 3632

Vote AGAINST shareholder proposals that ask companies to encourage their contractors and franchisees to implement the MacBride principles.

We believe that companies whose presence in Northern Ireland is through franchises or subcontractors have limited control over the fair employment policies and practices of these businesses. Attempts to influence those policies could complicate commercial relationships that may be important to the company. Thus, we do not believe the company should try to get those with whom it does business in Northern Ireland to implement the MacBride principles. This position is reinforced by our view that matters relating to the conduct of corporate activity in a foreign country generally should be determined by the government of that country. Moreover, we are satisfied that Northern Ireland's fair employment law provides reasonable safeguards against discrimination. Contractors and franchisees should not be hamstrung in implementing policy in this sensitive area by broad-stroke principles urged on them by the company's shareholders.

SP-REVIEW GLOBAL LABOR PRACTICES ISSUE CODE 3680

Vote AGAINST shareholder proposals that ask management to report on or review their global labor practices or those of their contractors.

Management is in the best position to make decisions about pay and working conditions and environmental management. It is the responsibility of employees, local trade unions and governments--not shareholders--to negotiate and/or regulate appropriate levels of compensation and safety requirements. A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise issues that are more appropriately dealt with by government regulators. A review or report to shareholders on company and contractor labor practices also could hamper management's handling of those operations and produce unnecessary scrutiny of its activities. We therefore vote against resolutions asking companies to review or report on labor standards.

SP-MONITOR/ADOPT ILO CONVENTIONS ISSUE CODE 3681

Vote AGAINST shareholder proposals that ask management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization's (ILO) core labor conventions.

Management is in the best position to make decisions about workplace rules. It is the responsibility of employees, local trade unions and governments--not shareholders--to negotiate and/or regulate appropriate levels of compensation and safety requirements. A fundamental tenet of business is to obey local laws. Should these laws change, we believe management will take the steps necessary to comply with any new regulations; however, we do not think the shareholder resolution process should be used to raise issues that are more appropriately dealt with by government regulators.

Moreover, a code based on the ILO's core conventions may conflict with local government laws and therefore pose obstacles for enforcement, such as guaranteeing freedom of association for workers at supplier or company-owned facilities located in China. In addition, such a policy might undermine business models based on flexible supply chains, since enforcing a code would require time-consuming inspections and might limit the number of suppliers available at any given time to produce products, causing profits to drop and shareholder returns to diminish. We therefore vote against resolutions asking companies to enforce core ILO conventions.

SP-REPORT ON SUSTAINABILITY ISSUE CODE 3700

Always vote AGAINST shareholder proposals requesting reports on sustainability.

Companies operating in the United States are already required to report extensively on financial, materially significant environmental matters, diversity policy and other issues that relate to sustainability. With regard to environmental reporting, the 1969 National Environmental Policy Act requires companies to issue environmental impact assessments for major domestic projects. Congress has also passed several important right-to-know laws to compel disclosure of Material Safety Data Sheets and other environment, health and safety information to employees and neighbors of manufacturing plants. Major U.S. employers are also required to report to the government on their workforce, by race and sex, in each of nine major job categories, and, if they are federal contractors, to issue affirmative action plans. There are many more example of U.S. corporate reporting requirements on social and environmental issues.

Therefore, we believe shareholder requests for additional information on sustainability issues are duplicative and unnecessary. Further disclosure is not necessarily beneficial to a company, largely because it would not be able to completely control the process by which its information would be evaluated. Inappropriate comparisons with other companies or across industries could lead to adverse publicity, unwarranted litigation or shareholder divestment. Preparing explanatory data to aid interpretation of the information would be time-consuming. As shareholders, it is not prudent to invite such risks by encouraging communication and disclosure beyond that required by law.

   Proxy Policy and Guidelines - Kayne Anderson Rudnick Investment Management

                                  PROXY VOTING

A. POLICY

KAR acknowledges its responsibility to vote proxies in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. The firm casts such proxy votes for the sole purpose of extending benefits to such participants and beneficiaries while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

KAR votes all proxies so as, in its opinion, to maximize shareholder value which is defined as long-term value accretion through dividend and price appreciation. In addition, the firm's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, the firm tends to vote non-shareholder value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.

Absent special circumstances, it is the policy of the firm to exercise its proxy voting discretion in accordance with its Proxy Voting Guidelines, available at the KAR website. These guidelines are applicable to the voting of domestic and global proxies.

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality as described below.

B. PROCEDURE

As an integral part of the investment process and where authorized by its clients, the Adviser has the responsibility for voting proxies. To assist in analyzing proxies, the Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations.

KAR fully reviews and approves the ISS Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of our investment clients, KAR will override an ISS recommendation. An appropriate member of senior management will approve the override. All proxy voting is executed by the Corporate Actions Department under the supervision of the Director of Operations.

To fulfill its fiduciary duty in voting client proxies, the firm ensures that
(i) knowledge of a vote to be taken is acquired in a timely fashion and sufficient information is acquired to allow for an informed vote; (ii) all proxy votes are cast.

To ensure that all proxy votes are cast, the Corporate Actions Department reviews the number of votes cast with the number of shares held by such clients.

     1. CONFLICTS OF INTEREST

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the firm may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. The firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at anytime, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality. To prevent material conflicts of interest from affecting the manner in which KAR votes clients' proxies the following procedures are followed:

          (i) Where the ISS Proxy Voting Guidelines outline the firm's voting position, either as "for" or "against" such proxy proposal, voting is in accordance with the Adviser's Proxy Voting Guidelines.

          (ii) Where the ISS Proxy Voting Guidelines outline the firm's voting position to be on a "case-by-case basis" for such proposal, KAR will vote according to the ISS recommendation, unless special circumstances prevail.

     2. OTHER SPECIAL CIRCUMSTANCES

The firm may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the firm that it wishes to retain the right to vote the proxy, the firm will instruct the custodian to send the proxy material directly to the client, 2) where the firm deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with the firm, 4) where a proxy is received for a security the firm no longer manages (i.e., the firm had previously sold the entire position), or 5) where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Various accounts in which the Adviser has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Since title to loaned securities passes to the borrower, the firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the firm has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

     3. ERISA ACCOUNTS

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

Consistent with Labor Department positions, it is the policy of KAR to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

C. PROXY VOTING RECORDS

As required under rule 204-2 of the Advisers Act, KAR shall maintain the following proxy records:

     (i) A copy of these policies and procedures;

     (ii) A copy of each proxy statement the firm receives regarding client's securities;

     (iii) A record of each vote cast by the firm on behalf of a client;

     (iv) A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;

     (v) A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section shall be maintained and preserved in an easily accessible place for a period of not less than five years. The firm may rely on one or more third parties to make and retain the records referred to in items (ii) and (iii) above.

D. CLIENT DISCLOSURE

As disclosed in Schedule H of the ADV Part II, a copy of these policies and procedures will be provided to clients upon request. In addition, if a client inquires about how a particular proxy proposal was voted, that information will be provided to the client in a timely manner.

                                     ISS 2006 US PROXY VOTING GUIDELINES SUMMARY

                                                                      (ISS LOGO)
                                              INSTITUTIONAL SHAREHOLDER SERVICES

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                    ISS 2006 PROXY VOTING GUIDELINES SUMMARY
                       EFFECTIVE FOR MEETINGS FEB 1, 2006
                              UPDATED DEC 19, 2005

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS ......................................................    6
      Adjourn Meeting .....................................................    6
      Amend Quorum Requirements ...........................................    6
      Amend Minor Bylaws ..................................................    6
      Change Company Name .................................................    6
      Change Date, Time, or Location of Annual Meeting ....................    6
      Ratifying Auditors ..................................................    6
      Transact Other Business .............................................    6

2. BOARD OF DIRECTORS: ....................................................    7
      Voting on Director Nominees in Uncontested Elections ................    7
      2006 Classification of Directors ....................................    9
      Age Limits ..........................................................   10
      Board Size ..........................................................   10
      Classification/Declassification of the Board ........................   10
      Cumulative Voting ...................................................   10
      Director and Officer Indemnification and Liability Protection .......   11
      Establish/Amend Nominee Qualifications ..............................   11
      Filling Vacancies/Removal of Directors ..............................   11
      Independent Chair (Separate Chair/CEO) ..............................   11
      Majority of Independent Directors/Establishment of Committees .......   12
      Majority Vote Shareholder Proposals .................................   12
      Office of the Board .................................................   13
      Open Access .........................................................   13
      Stock Ownership Requirements ........................................   13
      Term Limits .........................................................   13

3. PROXY CONTESTS .........................................................   14
      Voting for Director Nominees in Contested Elections .................   14
      Reimbursing Proxy Solicitation Expenses .............................   14
      Confidential Voting .................................................   14

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES ........................   15
      Advance Notice Requirements for Shareholder Proposals/Nominations ...   15
      Amend Bylaws without Shareholder Consent ............................   15
      Poison Pills ........................................................   15
      Shareholder Ability to Act by Written Consent .......................   15
      Shareholder Ability to Call Special Meetings ........................   15
      Supermajority Vote Requirements .....................................   15

5. MERGERS AND CORPORATE RESTRUCTURINGS ...................................   16
   Overall Approach .......................................................   16


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.          2

      Appraisal Rights ....................................................   16
      Asset Purchases .....................................................   16
      Asset Sales .........................................................   17
      Bundled Proposals ...................................................   17
      Conversion of Securities ............................................   17
      Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
         Plans/Reverse Leveraged Buyouts/Wrap Plans ......................    17
      Formation of Holding Company ........................................   17
      Going Private Transactions (LBOs, Minority Squeezeouts, and Going
         Dark) ............................................................   18
      Joint Ventures ......................................................   18
      Liquidations ........................................................   18
      Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger
         or Acquisition ...................................................   18
      Private Placements/Warrants/Convertible Debentures ..................   18
      Spinoffs ............................................................   19
      Value Maximization Proposals ........................................   19

6. STATE OF INCORPORATION .................................................   20
      Control Share Acquisition Provisions ................................   20
      Control Share Cash-out Provisions ...................................   20
      Disgorgement Provisions .............................................   20
      Fair Price Provisions ...............................................   20
      Freeze-out Provisions ...............................................   20
      Greenmail ...........................................................   20
      Reincorporation Proposals ...........................................   21
      Stakeholder Provisions ..............................................   21
      State Antitakeover Statutes .........................................   21

7. CAPITAL STRUCTURE ......................................................   22
      Adjustments to Par Value of Common Stock ............................   22
      Common Stock Authorization ..........................................   22
      Dual-Class Stock ....................................................   22
      Issue Stock for Use with Rights Plan ................................   22
      Preemptive Rights ...................................................   22
      Preferred Stock .....................................................   22
      Recapitalization ....................................................   23
      Reverse Stock Splits ................................................   23
      Share Repurchase Programs ...........................................   23
      Stock Distributions: Splits and Dividends ...........................   23
      Tracking Stock ......................................................   23

8. EXECUTIVE AND DIRECTOR COMPENSATION ....................................   24
   Equity Compensation Plans ..............................................   24
      Cost of Equity Plans ................................................   24
      Repricing Provisions ................................................   24
      Pay-for Performance Disconnect ......................................   24
      Three-Year Burn Rate/Burn Rate Commitment ...........................   26
      Poor Pay Practices ..................................................   27
   Specific Treatment of Certain Award Types in Equity Plan Evaluations: ..   28
      Dividend Equivalent Rights ..........................................   28
      Liberal Share Recycling Provisions ..................................   28
      Transferable Stock Option Awards ....................................   28
   Other Compensation Proposals and Policies ..............................   28
      401(k) Employee Benefit Plans .......................................   28


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      Director Compensation ...............................................   28
      Director Retirement Plans ...........................................   29
      Disclosure of CEO Compensation-Tally Sheet ..........................   29
      Employee Stock Ownership Plans (ESOPs) ..............................   30
      Employee Stock Purchase Plans-- Qualified Plans .....................   30
      Employee Stock Purchase Plans-- Non-Qualified Plans .................   31
      Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related
      Compensation Proposals) .............................................   31
      Option Exchange Programs/Repricing Options ..........................   31
      Stock Plans in Lieu of Cash .........................................   32
      Transfer Programs of Stock Options ..................................   32
   Shareholder Proposals on Compensation ..................................   32
      Disclosure/Setting Levels or Types of Compensation for Executives
         and Directors ....................................................   32
      Option Expensing ....................................................   33
      Option Repricing ....................................................   33
      Pension Plan Income Accounting ......................................   33
      Performance-Based Awards ............................................   33
      Severance Agreements for Executives/Golden Parachutes ...............   33
      Supplemental Executive Retirement Plans (SERPs) .....................   33

9. CORPORATE RESPONSIBILITY ...............................................   34
   Consumer Issues and Public Safety ......................................   34
      Animal Rights .......................................................   34
      Drug Pricing ........................................................   34
      Drug Reimportation ..................................................   34
      Genetically Modified Foods ..........................................   34
      Handguns ............................................................   35
      HIV/AIDS ............................................................   35
      Predatory Lending ...................................................   35
      Tobacco .............................................................   36
      Toxic Chemicals .....................................................   36
   Environment and Energy .................................................   37
      Arctic National Wildlife Refuge .....................................   37
      CERES Principles ....................................................   37
      Concentrated Area Feeding Operations (CAFOs) ........................   37
      Environmental-Economic Risk Report ..................................   37
      Environmental Reports ...............................................   37
      Global Warming ......................................................   37
      Kyoto Protocol Compliance ...........................................   38
      Land Use ............................................................   38
      Nuclear Safety ......................................................   38
      Operations in Protected Areas .......................................   38
      Recycling ...........................................................   38
      Renewable Energy ....................................................   38
      Sustainability Report ...............................................   39
   General Corporate Issues ...............................................   39
      Charitable/Political Contributions ..................................   39
      Link Executive Compensation to Social Performance ...................   39
      Outsourcing/Offshoring ..............................................   40
   Labor Standards and Human Rights .......................................   40
      China Principles ....................................................   40
      Country-specific Human Rights Reports ...............................   40
      International Codes of Conduct/Vendor Standards .....................   40
      MacBride Principles .................................................   41


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   Military Business ......................................................   41
      Foreign Military Sales/Offsets ......................................   41
      Landmines and Cluster Bombs .........................................   41
      Nuclear Weapons .....................................................   41
      Operations in Nations Sponsoring Terrorism (e.g., Iran) .............   42
      Spaced-Based Weaponization ..........................................   42
   Workplace Diversity ....................................................   42
      Board Diversity .....................................................   42
      Equal Employment Opportunity (EEO) ..................................   42
      Glass Ceiling .......................................................   42
      Sexual Orientation ..................................................   43

10. MUTUAL FUND PROXIES ...................................................   44
      Election of Directors ...............................................   44
      Converting Closed-end Fund to Open-end Fund .........................   44
      Proxy Contests ......................................................   44
      Investment Advisory Agreements ......................................   44
      Approving New Classes or Series of Shares ...........................   44
      Preferred Stock Proposals ...........................................   44
      1940 Act Policies ...................................................   44
      Changing a Fundamental Restriction to a Nonfundamental Restriction ..   45
      Change Fundamental Investment Objective to Nonfundamental ...........   45
      Name Change Proposals ...............................................   45
      Change in Fund's Subclassification ..................................   45
      Disposition of Assets/Termination/Liquidation .......................   45
      Changes to the Charter Document .....................................   45
      Changing the Domicile of a Fund .....................................   46
      Authorizing the Board to Hire and Terminate Subadvisors Without
         Shareholder Approval .............................................   46
      Distribution Agreements .............................................   46
      Master-Feeder Structure .............................................   46
      Mergers .............................................................   46
   Shareholder Proposals for Mutual Funds .................................   46
      Establish Director Ownership Requirement ............................   46
      Reimburse Shareholder for Expenses Incurred .........................   46
      Terminate the Investment Advisor ....................................   46


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1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent,

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

     -    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.


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2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     -    Composition of the board and key board committees;

     -    Attendance at board and committee meetings;

     -    Corporate governance provisions and takeover activity;

     -    Disclosures under Section 404 of Sarbanes-Oxley Act;

     -    Long-term company performance relative to a market and peer index;

     -    Extent of the director's investment in the company;

     -    Existence of related party transactions;

     -    Whether the chairman is also serving as CEO;

     -    Whether a retired CEO sits on the board;

     -    Number of outside boards at which a director serves.

   WITHHOLD from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     - A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     -    The full board is less than majority independent.


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WITHHOLD from the members of the Audit Committee if:

     - The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

     - A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

     - There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     - The company has poor compensation practices, which include, but are not limited to:

          - Egregious employment contracts including excessive severance provisions;

          -    Excessive perks that dominate compensation;

          -    Huge bonus payouts without justifiable performance linkage;

          - Performance metrics that are changed during the performance period;

          -    Egregious SERP (Supplemental Executive Retirement Plans) payouts;

          -    New CEO with overly generous new hire package;

          -    Internal pay disparity;

          - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


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2006 CLASSIFICATION OF DIRECTORS

INSIDE DIRECTOR (I)

     -    Employee of the company or one of its affiliates; (1)

     - Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

     -    Listed as a Section 16 officer; (2)

     -    Current interim CEO;

     - Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

     -    Board attestation that an outside director is not independent;

     -    Former CEO of the company;

     -    Former CEO of an acquired company within the past five years;

     - Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made; (3)

     - Former executive of the company, an affiliate or an acquired firm within the past five years;

     - Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

     - Executive, former executive, general or limited partner of a joint venture or partnership with the company;

     -    Relative (4) of a current employee of company or its affiliates;

     - Relative (4) of former executive, including CEO, of company or its affiliate within the last five years;

     - Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;

     - Employed by (or a relative is employed by) a significant customer or supplier; (5)

     - Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (5)

     - Any material financial tie or other related party transactional relationship to the company;

     - Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

     - Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (6)

     -    Founder (7) of the company but not currently an employee;

     - Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments (5) from the company or its affiliates. (1)

INDEPENDENT OUTSIDE DIRECTOR (IO)

     -    No material (8) connection to the company other than a board seat.

----------
FOOTNOTES:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

(3) ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.          9

(4) "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.

(5) If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(6) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(7) The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

(8) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

AGE LIMITS
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:

     -    the presence of a majority threshold voting standard;

     - a proxy access provision in the company's bylaws or governance documents; or

     - a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

     -    Annually elected board;

     -    Two-thirds of the board composed of independent directors;

     -    Nominating committee composed solely of independent directors;

     - Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

     - Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

     -    Absence of superior voting rights for one or more classes of stock;

     - Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

     - The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;


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     - No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

     -    If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

          - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

          - Serves as liaison between the chairman and the independent directors,

          -    Approves information sent to the board,

          -    Approves meeting agendas for the board,

          - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,


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          -    Has the authority to call meetings of the independent directors,

          - If requested by major shareholders, ensures that he is available for consultation and direct communication;

     -    Two-thirds independent board;

     -    All-independent key committees;

     -    Established governance guidelines;

     -    The company does not under-perform its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

     - Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

     - The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

     - The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

     - An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

     - The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.


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OFFICE OF THE BOARD

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

     - Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

     - Effectively disclosed information with respect to this structure to its shareholders;

     - Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and

     - The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.


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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         14

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20% trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;


     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.


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5. MERGERS AND CORPORATE RESTRUCTURINGS

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price;

     -    Fairness opinion;

     -    Financial and strategic benefits;

     -    How the deal was negotiated;

     -    Conflicts of interest;

     -    Other alternatives for the business;

     -    Non-completion risk.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         16

ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:

     -    Impact on the balance sheet/working capital;

     -    Potential elimination of diseconomies;

     -    Anticipated financial and operating benefits;

     -    Anticipated use of funds;

     -    Value received for the asset;

     -    Fairness opinion;

     -    How the deal was negotiated;

     -    Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

     -    The reasons for the change;

     -    Any financial or tax benefits;

     -    Regulatory benefits;

     -    Increases in capital structure;

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:


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     - Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

     -    Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     - Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

     -    Cash-out value;

     - Whether the interests of continuing and cashed-out shareholders are balanced; and

     -    The market reaction to public announcement of transaction.

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     -    Percentage of assets/business contributed;

     -    Percentage ownership;

     -    Financial and strategic benefits;

     -    Governance structure;

     -    Conflicts of interest;

     -    Other alternatives;

     -    Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

     -    Management's efforts to pursue other alternatives;

     -    Appraisal value of assets; and

     -    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.


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Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

     -    Tax and regulatory advantages;

     -    Planned use of the sale proceeds;

     -    Valuation of spinoff;

     -    Fairness opinion;

     -    Benefits to the parent company;

     -    Conflicts of interest;

     -    Managerial incentives;

     -    Corporate governance changes;

     -    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

     -    Prolonged poor performance with no turnaround in sight;

     -    Signs of entrenched board and management;

     -    Strategic plan in place for improving value;

     -    Likelihood of receiving reasonable value in a sale or dissolution; and

     - Whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives


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payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).


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7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

     -    Rationale;

     - Good performance with respect to peers and index on a five-year total shareholder return basis;

     -    Absence of non-shareholder approved poison pill;

     -    Reasonable equity compensation burn rate;

     -    No non-shareholder approved pay plans; and

     -    Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders;

     - It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS


Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).


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Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     -    More simplified capital structure;

     -    Enhanced liquidity;

     -    Fairness of conversion terms;

     -    Impact on voting power and dividends;

     -    Reasons for the reclassification;

     -    Conflicts of interest; and

     -    Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

     -    Adverse governance changes;

     -    Excessive increases in authorized capital stock;

     -    Unfair method of distribution;

     -    Diminution of voting rights;

     -    Adverse conversion features;

     -    Negative impact on stock option plans; and

     -    Alternatives such as spin-off.


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8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options without prior shareholder approval;

     -    There is a disconnect between CEO pay and the company's performance;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

     -    The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT

Generally vote AGAINST plans in which:

     - there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

     -    the main source of the pay increase (over half) is equity-based, and

     -    the CEO is a participant of the equity proposal.


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Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     - The compensation committee has reviewed all components of the CEO's compensation, including the following:

          -    Base salary, bonus, long-term incentives;

          - Accumulative realized and unrealized stock option and restricted stock gains;

          - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

          - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

          - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

     - A tally sheet with all the above components should be disclosed for the following termination scenarios:

          -    Payment if termination occurs within 12 months: $_____;

          -    Payment if "not for cause" termination occurs within 12 months:
               $_____;

          - Payment if "change of control" termination occurs within 12 months: $_____.

     - The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     - The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle


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          rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     - The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met. If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

----------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).


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2006 PROXY SEASON BURN RATE TABLE

                                                               RUSSELL 3000                   NON-RUSSELL 3000
                                                      ------------------------------   ------------------------------
                                                               STANDARD                         STANDARD
   GICS                    DESCRIPTION                 MEAN   DEVIATION   MEAN+STDEV    MEAN   DEVIATION   MEAN+STDEV
-----------   -------------------------------------   -----   ---------   ----------   -----   ---------   ----------
    1010      Energy                                  1.53%     0.96%        2.50%     2.03%     2.53%        4.56%
    1510      Materials                               1.37%     0.74%        2.11%     2.15%     2.01%        4.16%
    2010      Capital Goods                           1.84%     1.09%        2.93%     2.74%     2.63%        5.37%
    2020      Commercial Services & Supplies          2.73%     1.60%        4.33%     3.43%     4.18%        7.61%
    2030      Transportation                          1.76%     1.71%        3.47%     2.18%     2.12%        4.30%
    2510      Automobiles & Components                1.97%     1.27%        3.24%     2.23%     2.29%        4.51%
    2520      Consumer Durables & Apparel             2.04%     1.22%        3.26%     2.86%     2.48%        5.35%
    2530      Hotels Restaurants & Leisure            2.22%     1.09%        3.31%     2.71%     2.46%        5.17%
    2540      Media                                   2.14%     1.24%        3.38%     3.26%     2.52%        5.77%
    2550      Retailing                               2.54%     1.59%        4.12%     4.01%     4.03%        8.03%
3010, 3020,
    3030      Food & Staples Retailing                1.82%     1.31%        3.13%     2.20%     2.79%        4.99%
    3510      Health Care Equipment & Services        3.20%     1.71%        4.91%     4.33%     3.20%        7.53%
    3520      Pharmaceuticals & Biotechnology         3.70%     1.87%        5.57%     5.41%     4.74%        10.15%
    4010      Banks                                   1.46%     1.00%        2.46%     1.38%     1.42%        2.79%
    4020      Diversified Financials                  3.00%     2.28%        5.28%     4.46%     4.01%        8.47%
    4030      Insurance                               1.52%     1.04%        2.56%     2.25%     2.85%        5.10%
    4040      Real Estate                             1.30%     1.01%        2.31%     1.12%     1.67%        2.79%
    4510      Software & Services                     5.02%     2.98%        8.00%     6.92%     6.05%        12.97%
    4520      Technology Hardware & Equipment         3.64%     2.48%        6.11%     4.73%     4.02%        8.75%
    4530      Semiconductors & Semiconductor Equip.   4.81%     2.86%        7.67%     5.01%     3.06%        8.07%
    5010      Telecommunication Services              2.31%     1.61%        3.92%     3.70%     3.41%        7.11%
    5510      Utilities                               0.94%     0.62%        1.56%     2.11%     4.13%        6.24%

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

                             ANNUAL STOCK PRICE
CHARACTERISTICS                  VOLATILITY                  PREMIUM
--------------------------   ------------------   ------------------------------
High annual volatility       53% and higher       1 full-value award for 1.5 option shares
Moderate annual volatility   25% - 52%            1 full-value award for 2.0 option shares
Low annual volatility        Less than 25%        1 full-value award for 4.0 option shares

POOR PAY PRACTICES

Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:

     - Egregious employment contracts including excessive severance provisions;

     -    Excessive perks that dominate compensation;

     -    Huge bonus payouts without justifiable performance linkage;

     -    Performance metrics that are changed during the performance period;

     -    Egregious SERP (Supplemental Executive Retirement Plans) payouts;

     -    New CEO with overly generous hiring package;


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     -    Internal pay disparity;

     - Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:
DIVIDEND EQUIVALENT RIGHTS

Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

TRANSFERABLE STOCK OPTION AWARDS

For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap.

In addition, in order to vote FOR plans with such awards, the structure and mechanics of the ongoing transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     - Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     -    Vesting schedule or mandatory holding/deferral period:

          - A minimum vesting of three years for stock options or restricted stock; or

          - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity:

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or


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          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     - No retirement/benefits and perquisites provided to non-employee directors; and

     - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

DISCLOSURE OF CEO COMPENSATION-TALLY SHEET

Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

        COMPONENT            AMOUNT EARNED/GRANTED                DESCRIPTION
------------------------   -------------------------   --------------------------------
Base Salary                Current figure              Explanation of any increase in
                                                       base salary

Annual Incentive           Target:                     Explanation of specific
                           Actual earned:              performance measures and
                                                       actual deliverables.

                                                       State amount tied to actual
                                                       performance.

                                                       State any discretionary bonus.

Stock Options              Number granted:             Rationale for determining the
                           Exercise price:             number of stock options
                           Vesting:                    issued to CEO.
                           Grant value:
                                                       Accumulated dividend
                                                       equivalents (if any).

Restricted Stock           Number granted:             Performance based or time
                           Vesting:                    based.
                           Grant value:
                                                       Rationale for determining the
                                                       number of restricted stock
                                                       issued to CEO.

                                                       Accumulated dividends on
                                                       vested and unvested portion.

Performance Shares         Minimum:                    Explanation of specific
                           Target:                     performance measures and
                           Maximum:                    actual deliverables.
                           Actual earned:
                           Grant value:                Any dividends on unearned
                                                       performance shares.


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        COMPONENT            AMOUNT EARNED/GRANTED                DESCRIPTION
------------------------   -------------------------   --------------------------------
Deferred compensation      Executive portion:          Provide structure and terms of
                           Company match (if any):     program.

                           Accumulated executive       Explanation of interest,
                           portion:                    formulas, minimum
                           Accumulated company match   guarantees or multipliers on
                           (if any):                   deferred compensation.

                                                       Any holding periods on the
                                                       company match portion.

                                                       Funding mechanism

Supplemental retirement    Actual projected payment    Provide structure and terms of
benefit                    obligations                 program.

                                                       Explanation of formula,
                                                       additional credits for years not
                                                       worked, multipliers or interest
                                                       on SERPs.

                                                       Funding mechanism.

Executive perquisites      Breakdown of the market     The types of perquisites
                           value of various            provided. Examples: company
                           perquisites                 aircraft, company cars, etc.

Gross-ups (if any)         Breakdown of gross-ups
                           for any pay component

Severance associated       Estimated payout amounts    Single trigger or double
with change-in-control     for cash, equity and        trigger.

Severance (Termination     benefits Estimated payout
scenario under "for        amounts for cash, equity
cause" and "not for        and benefits under
cause")                    different scenarios

Post retirement package    Estimated value of
                           consulting agreement and
                           continuation of benefits

ESTIMATED TOTAL PACKAGE    $

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.


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Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value; or

     -    Offering period is greater than 27 months; or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     -    Historic trading patterns;

     -    Rationale for the repricing;

     -    Value-for-value exchange;

     -    Treatment of surrendered options;

     -    Option vesting;

     -    Term of the option;

     -    Exercise price;

     -    Participation.


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If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     - Executive officers and non-employee directors are excluded from participating;

     - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.


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OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

OPTION REPRICING

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

     - The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

     - The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     -    The triggering mechanism should be beyond the control of management;

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.


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9. CORPORATE RESPONSIBILITY

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     - The company is conducting animal testing programs that are unnecessary or not required by regulation;

     - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     - The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance;

     - The company's standards are comparable to or better than those of peer firms; and

     - There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     -    The existing level of disclosure on pricing policies;

     -    Deviation from established industry pricing norms;

     - The company's existing initiatives to provide its products to needy consumers;

     - Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;


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     - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

     - Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

     - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.


HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

     - The company's existing healthcare policies, including benefits and healthcare access for local workers;

     -    Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;


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     - Whether the company has adequately disclosed the financial risks of its subprime business;

     - Whether the company has been subject to violations of lending laws or serious lending controversies;

     -    Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     - Whether the company complies with all local ordinances and regulations;

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

     -    The risk of any health-related liabilities.

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

     - Whether the company has gone as far as peers in restricting advertising;

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

     - Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     -    The percentage of the company's business affected;

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     -    The percentage of the company's business affected;

     -    The feasibility of a spin-off;

     - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

     -    Current regulations in the markets in which the company operates;

     - Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

     -    The current level of disclosure on this topic.


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Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY
ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

     - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

     - Environmentally conscious practices of peer companies, including endorsement of CERES;

     -    Costs of membership and implementation.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     -    The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

     -    The feasibility of financially quantifying environmental risk factors;

     - The company's compliance with applicable legislation and/or regulations regarding environmental performance;

     -    The costs associated with implementing improved standards;

     - The potential costs associated with remediation resulting from poor environmental performance; and

     - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards


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and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     -    The company does not maintain operations in Kyoto signatory markets;

     - The company already evaluates and substantially discloses such information; or,

     - Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

     - The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

     - The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

     - The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

     - The company does not currently have operations or plans to develop operations in these protected regions; or,

     - The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected;

     -    The extent that peer companies are recycling;

     -    The timetable prescribed by the proposal;

     -    The costs and methods of implementation;

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.


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Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     -    The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:


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     -    The relevance of the issue to be linked to pay;

     - The degree that social performance is already included in the company's pay structure and disclosed;

     - The degree that social performance is used by peer companies in setting pay;

     - Violations or complaints filed against the company relating to the particular social performance measure;

     - Artificial limits sought by the proposal, such as freezing or capping executive pay

     -    Independence of the compensation committee;

     -    Current company pay levels.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

     -    Risks associated with certain international markets;

     -    The utility of such a report to shareholders;

     - The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations; and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country;

     -    The company's workplace code of conduct;

     -    Proprietary and confidential information involved;

     -    Company compliance with U.S. regulations on investing in the country;

     -    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

     -    Agreements with foreign suppliers to meet certain workplace standards;

     -    Whether company and vendor facilities are monitored and how;

     -    Company participation in fair labor organizations;

     -    Type of business;

     -    Proportion of business conducted overseas;

     -    Countries of operation with known human rights abuses;

     - Whether the company has been recently involved in significant labor and human rights controversies or violations;

     -    Peer company standards and practices;

     -    Union presence in company's international factories.


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Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations;

     -    The company has no recent human rights controversies or violations; or

     - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     - Company compliance with or violations of the Fair Employment Act of 1989;

     - Company antidiscrimination policies that already exceed the legal requirements;

     -    The cost and feasibility of adopting all nine principles;

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

     -    The potential for charges of reverse discrimination;

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

     -    The level of the company's investment in Northern Ireland;

     -    The number of company employees in Northern Ireland;

     -    The degree that industry peers have adopted the MacBride Principles;

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     -    Whether the company has in the past manufactured landmine components;

     -    Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     -    What weapons classifications the proponent views as cluster bombs;

     - Whether the company currently or in the past has manufactured cluster bombs or their components;

     -    The percentage of revenue derived from cluster bomb manufacture;

     -    Whether the company's peers have renounced future production.

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.


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OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

     - The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

     -    Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available; or

     -    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business; or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity;

     -    Comparison with peer companies;

     -    Established process for improving board diversity;

     -    Existence of independent nominating committee;

     -    Use of outside search firm;

     -    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs;

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     - The composition of senior management and the board is fairly inclusive;

     - The company has well-documented programs addressing diversity initiatives and leadership development;


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         42

     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     - The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         43

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     -    Past performance as a closed-end fund;

     -    Market in which the fund invests;

     -    Measures taken by the board to address the discount; and

     - Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

     -    Past performance relative to its peers;

     -    Market in which fund invests;

     -    Measures taken by the board to address the issues;

     - Past shareholder activism, board activity, and votes on related proposals;

     -    Strategy of the incumbents versus the dissidents;

     -    Independence of directors;

     -    Experience and skills of director candidates;

     -    Governance profile of the company;

     -    Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

     -    Proposed and current fee schedules;

     -    Fund category/investment objective;

     -    Performance benchmarks;

     -    Share price performance as compared with peers;

     -    Resulting fees relative to peers;

     -    Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

     -    Stated specific financing purpose;

     -    Possible dilution for common shares;

     -    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

     -    Potential competitiveness;

     -    Regulatory developments;

     -    Current and potential returns; and


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         44

     -    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     -    The fund's target investments;

     -    The reasons given by the fund for the change; and

     -    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

     -    Political/economic changes in the target market;

     -    Consolidation in the target market; and

     -    Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

     -    Potential competitiveness;

     -    Current and potential returns;

     -    Risk of concentration;

     -    Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     -    Strategies employed to salvage the company;

     -    The fund's past performance;

     -    The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

     -    The degree of change implied by the proposal;

     -    The efficiencies that could result;

     -    The state of incorporation;

     -    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

     - Removal of shareholder approval requirement for amendments to the new declaration of trust;

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;


(C) 2005 Institutional Shareholder Services Inc. All Rights Reserved.         45

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

     - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

     - Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     -    Regulations of both states;

     -    Required fundamental policies of both states;

     -    The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

     -    Fees charged to comparably sized funds with similar objectives;

     -    The proposed distributor's reputation and past performance;

     -    The competitiveness of the fund in the industry;

     -    The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

     -    Resulting fee structure;

     -    Performance of both funds;

     -    Continuity of management personnel;

     - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     -    Performance of the fund's Net Asset Value (NAV);

     -    The fund's history of shareholder relations;

     -    The performance of other funds under the advisor's management.


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       Proxy Policy and Guidelines - Metropolitan West Capital Management, LLC

                    METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

                                     POLICY

                                  PROXY VOTING

POLICY

MetWest Capital acts as discretionary investment adviser for various clients, including investment companies registered under the Investment Company Act of 1940, as amended, and clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company's authority to vote proxies or act on other shareholder actions is established under the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action in other corporate actions, the Company will vote all proxies or act on all other actions received in a timely manner as part of its full discretionary authority over the assets, in accordance with these Proxy and Corporate Action Voting Policies and Procedures (these "Policies and Procedures"). Corporate actions requiring shareholder action may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

When voting proxies or acting on corporate actions for clients, the Company's utmost concern is that all decisions be made solely in the best interest of its clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Company will act in a prudent and diligent manner intended to enhance the economic value of the assets of its clients' accounts.

PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by MetWest Capital to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

PROCEDURES

The Chief Investment Officer is ultimately responsible for ensuring that all proxies received by the Company are voted in a timely manner and in a manner consistent with the Company's determination of the clients' best interests. Although many proxy proposals can be voted in accordance with the Company's established Guidelines (see Section V. below) (the "Guidelines"), the Company recognizes that some proposals require special consideration, which may dictate that the Company make an exception to the Guidelines. Periodically, the Company may review the Guidelines and revise the Guidelines at that time.

The Chief Investment Officer is also responsible for ensuring that all corporate actions that require shareholder action received by the Company are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.


September 13, 2005                                                            1

A. Conflicts of Interest

Where a proxy proposal raises a material conflict of interest between the Company's interests and that of one or more its clients, the Company shall resolve such conflict in the manner described below. The Company will judge on a case-by-case basis what constitutes a material conflict of interest. The areas of particular sensitivity include proxy votes or other corporate actions involving (i) companies for which an officer or employee of the Company or an affiliate of the Company is known to serve as a director or officer of a publicly traded company; (ii) companies that are affiliates of the Company or
(iii) companies that have a known material business relationship with the Company.

     1. Vote in Accordance with the Guidelines. For routine proxy proposals (Approve/Oppose), the Company shall vote in accordance with its pre-determined voting policy, as stated in the Guidelines. For proxy proposals that are considered on a Case-by-Case basis, the Company will take action as described in items 2 or 3 below. For proxy proposals not described herein, the Company will take action as described in items 2 or 3 below;

     2. Obtain Consent of Clients. The Company shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of the Company's conflict to enable the clients to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, the Company will abstain from voting the securities held by that client's account; or;

     3. Use of an Independent Third Party. Alternatively, the Company may forward all proxy matters in which the Company has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Company will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Company will abstain from voting the securities held by that client's account.

The Chief Investment Officer will review proxies received for conflicts of interest as part of the Company's overall vote review process. All material conflicts of interest identified by the Company will be addressed as described above.

B. Limitations

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where the Company has determined that it is in the client's best interest, the Company will not vote proxies received. The following are some circumstances in which the Company will limit its role in voting proxies received on client securities:

     1. Client Maintains Proxy Voting Authority: Where the client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Company will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If the Company receives any proxy material, the Company will promptly forward it to the client or specified third party.


September 13, 2005                                                             2

     2. Terminated Account: Once a client's account has been terminated with the Company in accordance with its investment advisory agreement, the Company will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

     3. Unjustifiable Costs: In certain circumstances, based on the results of a cost-benefit analysis, if the Company determines that the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal, the Company may abstain from voting.

RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Company will maintain for the time periods set forth in the Rule (i) these Policies and Procedures, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Company may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Company that were material to making a decision regarding how to vote or that memorialized the basis for the decision and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Company will describe in its Form ADV Part II (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients about obtaining information on how the Company voted proxies with respect to clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Company's Policies and Procedures by written request addressed to the Company. The Company will coordinate with all mutual fund clients to assist in the provision of all information required by such mutual funds to file on Form N-PX.

GUIDELINES

Each proxy issue will be considered individually. The following Guidelines constitute a partial list to be used in voting proposals contained in the proxy statements, but will not be considered rigid rules. These Guidelines typically result in the Company voting consistent with the recommendations of the issuer's management in most routine matters, which the Company believes to be in the best interest of clients.

1. Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:

     a.  Proposals to stagger board members' terms;                    Approve

     b.  Proposals to limit the ability of shareholders to call
         special meetings;                                             Approve

     c.  Proposals to require super majority votes;                    Oppose

     d.  Proposals requesting excessive increases in authorized common or preferred shares where management provides no
         explanation for the use or need for these additional
         shares;                                                       Oppose

     e.  Proposals regarding "poison pill" provisions; and             Oppose

     f.  Permitting "green mail."                                      Oppose


September 13, 2005                                                             3

2.   Providing cumulative voting rights.                                Oppose

3.   Election of directors recommended by management, except if
     there is a proxy fight.                                           Approve

4.   Election of auditors recommended by management, unless
     seeking to replace if there exists a dispute over policies.       Approve

5.   Date and place of annual meeting.                                 Approve

6.   Limitation on charitable contributions or fees paid to
     lawyers.                                                          Approve

7.   Ratification of directors' actions on routine matters since
     previous annual meeting.                                          Approve

8.   Confidential voting.                                              Approve

     a. Shareholders most often propose confidential voting as a means of eliminating undue management pressure on shareholders regarding their votes on proxy issues.

     b. The Company will generally approve these proposals, as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

9.   Limiting directors' liability.                                    Approve

10.  Eliminate preemptive right.                                       Approve

     a. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S. and can restrict management's ability to raise new capital.

     b. The Company generally approves the elimination of preemptive rights but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

11.  Employee Stock Purchase Plan.                                     Approve

12.  Establish 401(k) Plan.                                            Approve

13.  Pay directors solely in stocks.                                Case-by-Case

14.  Eliminate director mandatory retirement policy.                Case-by-Case

15.  Rotate annual meeting location/date.                           Case-by-Case

16.  Option and stock grants to management and directors.           Case-by-Case

17.  Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection
     requested.                                                     Case-by-Case

18.  "Social issues," unless specific client guidelines supersede.  Case-by-Case


September 13, 2005                                                             4

                    METROPOLITAN WEST CAPITAL MANAGEMENT, LLC

                  PROXY VOTING POLICIES AND PROCEDURES SUMMARY

In compliance with the guidelines of the Securities and Exchange Commission
(SEC), MetWest Capital has adopted the required proxy voting policies and procedures. A summary of MetWest Capital's policies and procedures is provided below.

Generally, and except to the extent that a client otherwise instructs MetWest Capital in writing, MetWest Capital will vote (by proxy or otherwise) on all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in client accounts in such manner as MetWest Capital deems appropriate, in accordance with its written policies and procedures. These policies and procedures set forth guidelines for voting many typical proxy proposals. In certain instances, MetWest Capital may determine that it is in its clients' best interests to deviate from the guidelines or the proxy issue may require individual case-by-case consideration under the guidelines. These guidelines typically result in MetWest Capital voting consistent with the recommendations of the issuer's management in most routine matters, which MetWest Capital believes to be in the best interest of clients. The Chief Investment Officer is primarily responsible for monitoring corporate developments and voting proxies in the best interest of clients.

Where a proxy proposal raises a material conflict of interest between the interests of MetWest Capital and its clients, MetWest Capital will vote in accordance with the guidelines where MetWest Capital does not have discretion to deviate from the guidelines. Alternatively, MetWest Capital will obtain voting direction from an independent third party or disclose the conflict of interest to the client and abstain from voting or obtain client consent prior to voting the securities. There may also be a variety of corporate actions or other matters for which shareholder action is required or solicited and with respect to which MetWest Capital may take action that it deems appropriate in its best judgment, except to the extent otherwise required by agreement with the client. These actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

By written request to Geraldine S. Kaskel, Vice President, Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Suite 1000, Newport Beach, CA 92660, a client may obtain a copy of MetWest Capital's proxy voting policies and procedures and/or information on how MetWest Capital has voted proxies with respect to the client's securities.


September 13, 2005                                                             5

          Proxy Policy and Guidelines - Oberweis Asset Management, Inc.

                         OBERWEIS ASSET MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

POLICY

Oberweis Asset Management, Inc. (the "Adviser") acts as discretionary investment adviser to various clients, including The Oberweis Funds (the "Fund"). The Adviser will not exercise voting authority with respect to client securities, unless a client has authorized the Adviser to exercise such discretion pursuant to the client's advisory contract with the Adviser. The Adviser will exercise voting authority with respect to securities held by the Fund.

The Adviser's policy is to vote proxies in the best economic interests of clients. The principles which guide the voting policy of the Adviser are maximizing the value of client assets and promoting the rights of clients as beneficial owners of the companies in whose securities they invest. The Adviser's investment strategies are predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because the Adviser generally makes investments in companies in which the Adviser has confidence in the management, proxies generally are voted in accord with management's recommendation. The Adviser may vote a proxy in a manner contrary to management's recommendation if, in the judgment of the Adviser, the proposal would not enhance shareholder value.

The Adviser has retained Institutional Shareholder Services ("ISS"), a proxy voting and consulting firm, to receive proxy voting statements, provide information and research, make proxy vote recommendations, and handle various administrative functions associated with the voting of client proxies. The proxy voting guidelines are set forth in the ISS Proxy Voting Guidelines Summary, a copy of which is attached, and the ISS Proxy Voting Manual. The Summary is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual. While ISS makes the proxy voting recommendations, the Adviser retains the ultimate authority on how to vote. In general, based on its review of ISS' proxy voting recommendations, it is anticipated that the Adviser will be in agreement with ISS recommendations and no other action will be required by the Adviser.

PROCEDURES

Eric V. Hannemann, Secretary, is responsible for monitoring corporate actions. Eric V. Hannemann, Secretary, is also responsible for ensuring that all proxies are voted in a timely manner and, except where a conflict exists, are voted consistently across client accounts.

Eric V. Hannemann, Secretary, is responsible for monitoring for conflicts of interest between the Adviser (and/or its affiliated persons) and its clients, including the Fund and its shareholders. Such a conflict may arise, for example, when the Adviser has a business relationship with (or is actively soliciting business from) the company soliciting proxies or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. All employees are responsible for notifying Eric V. Hannemann, Secretary, with respect to any conflict of interest of which they become aware.

Upon receipt of proxy statements on behalf of the Adviser's clients, ISS will vote the proxies in accordance with its recommendations and no action is required by the Adviser unless it disagrees with ISS' recommendation. If the Adviser disagrees with ISS' vote recommendation, it will override the vote and communicate to ISS how to mark and process the vote. In such case, James W. Oberweis, President, or other officer of the Adviser as designated by James W. Oberweis, will vote the proxy.

The following matters will be referred to the Adviser's Proxy Committee for instructions: (1) matters where ISS indicates that the application of the recommendations is unclear; (2) matters which ISS indicates are not covered by the recommendations; (3) any other unique matters that may require review by the committee, and (4) if applicable as described under "Conflicts of Interest" below, matters where there is a potential or actual conflict of interest. The Proxy Committee will formulate a recommendation on such matters in accordance with the Adviser's goal to maximize the value of client assets. The Proxy Committee will provide voting instructions on such matters to James W. Oberweis, President, who will vote in accordance with those instructions. The members of the Proxy Committee are identified on Schedule A, which may be amended from time to time.

CONFLICTS OF INTEREST

If the Adviser determines that, through reasonable inquiry or otherwise, an issue raises a potential material conflict of interest, the Adviser will follow the recommendations of ISS except as follows. If the Adviser and/or the Proxy Committee believes that it would be in the interest of the Adviser's clients to vote a proxy other than according to the recommendation of ISS, the Proxy Committee will prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; and (3) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration.

In any event, the Adviser will report to the Board of the Fund regarding any conflicts of interest with respect to the Fund, including how the conflict was resolved, at the next regularly scheduled Board meeting.

RECORDKEEPING

GENERAL

The Adviser will maintain the following records:

     -    these Policies and Procedures, including any amendments;

     - proxy statements received regarding client securities (provided, however, that the Adviser may rely on the Securities and Exchange Commission's (the "SEC") EDGAR system if the company filed its proxy statements via EDGAR or may rely on ISS;

     - a record of each vote cast on behalf of a client (provided, however, that the Adviser may rely on ISS;

     - a copy of any document prepared by the Adviser that was material to making a voting decision or that memorialized the basis for the decision; and

     - a copy of each written client request for information on how the Adviser voted proxies on behalf of that client and the Adviser's written response to any client request (whether written or oral) on how the Adviser voted proxies on behalf of that client.

The Adviser will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

THE FUND

With respect to proxies voted on behalf of the Fund, the Adviser will coordinate with ISS to compile for each portfolio of the Fund for each matter with respect to which the portfolio was entitled to vote, the information required to be included in Form N-PX for each 12-month period ending June 30 in order to assist the Fund in filing Form N-PX with the SEC by August 31 of each year.

DISCLOSURE

The Adviser will describe in Part II of its Form ADV these Policies and Procedures and indicate that these Policies and Procedures are available to clients upon request. The Adviser will also advise clients in Part II of its Form ADV how a client may obtain information on how the Adviser voted with respect to that client's securities.

AMENDMENTS

These Policies and Procedures may be amended by the Adviser from time to time. However, such amendments must be reported to the Board of the Fund at the next regularly scheduled Board meeting.

Dated August 1, 2003, as amended May 20, 2004 and further amended January 27, 2005 and November 1, 2005.

                                                                      SCHEDULE A

                           MEMBERS OF PROXY COMMITTEE

                             (as of August 1, 2003)

                                Patrick B. Joyce
                                James W. Oberweis
                               Martin L. Yokosawa

                                     ISS 2007 US PROXY VOTING GUIDELINES SUMMARY

                                                                      (ISS LOGO)
                                              INSTITUTIONAL SHAREHOLDER SERVICES

                                                               2099 GAITHER ROAD
                                                                       SUITE 501
                                                      ROCKVILLE, MD - 20850-4045
                                                                  (301) 556-0500
                                                              FAX (301) 556-0486
                                                                WWW.ISSPROXY.COM

Copyright (C) 2006 by Institutional Shareholder Services.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher.

Requests for permission to make copies of any part of this work should be sent to:
Institutional Shareholder Services
Marketing Department
2099 Gaither Road
Rockville, MD 20850
ISS is a trademark used herein under license.

                    ISS 2007 PROXY VOTING GUIDELINES SUMMARY
                       EFFECTIVE FOR MEETINGS FEB 1, 2007
                            UPDATED DECEMBER 15, 2006

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.  OPERATIONAL ITEMS .....................................................    6
       Adjourn Meeting ....................................................    6
       Amend Quorum Requirements ..........................................    6
       Amend Minor Bylaws .................................................    6
       Auditor Indemnification and Limitation of Liability ................    6
       Auditor Ratification ...............................................    6
       Change Company Name ................................................    7
       Change Date, Time, or Location of Annual Meeting ...................    7
       Transact Other Business ............................................    7

2.  BOARD OF DIRECTORS: ...................................................    8
       Voting on Director Nominees in Uncontested Elections ...............    8
       2007 Classification of Directors ...................................   10
       Age Limits .........................................................   11
       Board Size .........................................................   11
       Classification/Declassification of the Board .......................   11
       Cumulative Voting ..................................................   11
       Director and Officer Indemnification and Liability Protection ......   12
       Establish/Amend Nominee Qualifications .............................   12
       Filling Vacancies/Removal of Directors .............................   12
       Independent Chair (Separate Chair/CEO) .............................   13
       Majority of Independent Directors/Establishment of Committees ......   13
       Majority Vote Shareholder Proposals ................................   13
       Office of the Board ................................................   14
       Open Access ........................................................   14
       Performance Test for Directors .....................................   14
       Stock Ownership Requirements .......................................   15
       Term Limits ........................................................   15

3.  PROXY CONTESTS ........................................................   16
       Voting for Director Nominees in Contested Elections ................   16
       Reimbursing Proxy Solicitation Expenses ............................   16
       Confidential Voting ................................................   16

4.  ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES .......................   17
       Advance Notice Requirements for Shareholder Proposals/Nominations ..   17
       Amend Bylaws without Shareholder Consent ...........................   17
       Poison Pills .......................................................   17
       Shareholder Ability to Act by Written Consent ......................   17
       Shareholder Ability to Call Special Meetings .......................   17
       Supermajority Vote Requirements ....................................   17

5.  MERGERS AND CORPORATE RESTRUCTURINGS ..................................   18
    Overall Approach ......................................................   18
       Appraisal Rights ...................................................   18

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       Asset Purchases ....................................................   18
       Asset Sales ........................................................   19
       Bundled Proposals ..................................................   19
       Conversion of Securities ...........................................   19
       Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
          Plans/Reverse Leveraged Buyouts/Wrap Plans ......................   19
       Formation of Holding Company .......................................   19
       Going Private Transactions (LBOs, Minority Squeezeouts, and
          Going Dark) .....................................................   20
       Joint Ventures .....................................................   20
       Liquidations .......................................................   20
       Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or
          Acquisition .....................................................   20
       Private Placements/Warrants/Convertible Debentures .................   20
       Spinoffs ...........................................................   21
       Value Maximization Proposals .......................................   21

6.  STATE OF INCORPORATION ................................................   22
       Control Share Acquisition Provisions ...............................   22
       Control Share Cash-out Provisions ..................................   22
       Disgorgement Provisions ............................................   22
       Fair Price Provisions ..............................................   22
       Freeze-out Provisions ..............................................   22
       Greenmail ..........................................................   22
       Reincorporation Proposals ..........................................   23
       Stakeholder Provisions .............................................   23
       State Antitakeover Statutes ........................................   23

7.  CAPITAL STRUCTURE .....................................................   24
       Adjustments to Par Value of Common Stock ...........................   24
       Common Stock Authorization .........................................   24
       Dual-Class Stock ...................................................   24
       Issue Stock for Use with Rights Plan ...............................   24
       Preemptive Rights ..................................................   24
       Preferred Stock ....................................................   24
       Recapitalization ...................................................   25
       Reverse Stock Splits ...............................................   25
       Share Repurchase Programs ..........................................   25
       Stock Distributions: Splits and Dividends ..........................   25
       Tracking Stock .....................................................   25

8.  EXECUTIVE AND DIRECTOR COMPENSATION ...................................   26
    Equity Compensation Plans .............................................   26
       Cost of Equity Plans ...............................................   26
       Repricing Provisions ...............................................   26
       Pay-for Performance Disconnect .....................................   26
       Three-Year Burn Rate/Burn Rate Commitment ..........................   28
       Poor Pay Practices .................................................   29
    Specific Treatment of Certain Award Types in Equity Plan
       Evaluations: .......................................................   30
       Dividend Equivalent Rights .........................................   30
       Liberal Share Recycling Provisions .................................   30
    Other Compensation Proposals and Policies .............................   30
       401(k) Employee Benefit Plans ......................................   30
       Director Compensation ..............................................   30
       Director Retirement Plans ..........................................   31
       Employee Stock Ownership Plans (ESOPs) .............................   31
       Employee Stock Purchase Plans-- Qualified Plans ....................   31

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       Employee Stock Purchase Plans-- Non-Qualified Plans ...............    31
       Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related
          Compensation Proposals) ........................................    32
       Options Backdating.................................................    32
       Option.Exchange Programs/Repricing Options.........................    32
       Stock Plans in Lieu of Cash........................................    33
       Transfer Programs of Stock Options.................................    33
    Shareholder Proposals on Compensation.................................    33
       Advisory Vote on.Executive Compensation (Say-on-Pay)...............    33
       Compensation Consultants- Disclosure of Board or Company's
          Utilization.....................................................    33
       Disclosure/Setting Levels or Types of Compensation for Executives
          and Directors...................................................    34
       Option Repricing...................................................    34
       Pay for Superior.Performance.......................................    34
       Pension Plan Income Accounting.....................................    34
       Performance-Based Awards...........................................    35
       Severance Agreements for Executives/Golden Parachutes..............    35
       Supplemental Executive Retirement Plans (SERPs)....................    35

9.  CORPORATE RESPONSIBILITY                                                  36
    Consumer Issues and Public Safety.....................................    36
       Animal Rights......................................................    36
       Drug Pricing.......................................................    36
       Drug Reimportation.................................................    36
       Genetically Modified Foods.........................................    36
       Handguns...........................................................    37
       HIV/AIDS...........................................................    37
       Predatory Lending..................................................    37
       Tobacco............................................................    38
       Toxic Chemicals....................................................    38
    Environment and Energy................................................    38
       Arctic National Wildlife Refuge....................................    38
       CERES Principles...................................................    39
       Climate Change.....................................................    39
       Concentrated Area Feeding Operations (CAFOs).......................    39
       Environmental-Economic Risk Report.................................    39
       Environmental Reports..............................................    39
       Global Warming.....................................................    40
       Kyoto Protocol Compliance..........................................    40
       Land Use...........................................................    40
       Nuclear Safety.....................................................    40
       Operations in Protected Areas......................................    40
       Recycling..........................................................    40
       Renewable Energy...................................................    41
       Sustainability Report..............................................    41
    General Corporate Issues..............................................    41
       Charitable/Political Contributions.................................    41
       Disclosure of Lobbying Expenditures/Initiatives....................    42
       Link Executive Compensation to Social Performance..................    42
       Outsourcing/Offshoring.............................................    42
    Labor Standards and Human Rights......................................    42
       China Principles...................................................    42
       Country-specific Human Rights Reports..............................    42
       International Codes of Conduct/Vendor Standards....................    42
       MacBride Principles................................................    43
    Military Business.....................................................    43


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       Foreign Military Sales/Offsets....................................     43
       Landmines and Cluster Bombs.......................................     43
       Nuclear Weapons...................................................     44
       Operations in Nations Sponsoring Terrorism (e.g., Iran)...........     44
       Spaced-Based Weaponization........................................     44
    Workplace Diversity..................................................     44
       Board Diversity...................................................     44
       Equal Employment Opportunity (EEO)................................     44
       Glass Ceiling.....................................................     45
       Sexual Orientation................................................     45

10. MUTUAL FUND PROXIES..................................................     46
       Election of Directors.............................................     46
       Converting Closed-end Fund to Open-end Fund.......................     46
       Proxy Contests....................................................     46
       Investment Advisory Agreements....................................     46
       Approving New Classes or Series of Shares.........................     46
       Preferred Stock Proposals.........................................     46
       1940 Act Policies.................................................     46
       Changing a Fundamental Restriction to a Nonfundamental Restriction     47
       Change Fundamental Investment Objective to Nonfundamental.........     47
       Name Change Proposals.............................................     47
       Change in Fund's Subclassification................................     47
       Disposition of Assets/Termination/Liquidation.....................     47
       Changes to the Charter Document...................................     47
       Changing the Domicile of a Fund...................................     48
       Authorizing the Board to Hire and Terminate Subadvisors Without
          Shareholder Approval...........................................     48
       Distribution Agreements...........................................     48
       Master-Feeder Structure...........................................     48
       Mergers...........................................................     48
    Shareholder Proposals for Mutual Funds...............................     48
       Establish Director Ownership Requirement..........................     48
       Reimburse Shareholder for Expenses Incurred.......................     48
       Terminate the Investment Advisor..................................     48


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1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

AUDITOR INDEMNIFICATION AND LIMITATION OF LIABILITY

Consider the issue of auditor indemnification and limitation of liability on a CASE-BY-CASE basis. Factors to be assessed include, but are not limited to:

     _ The terms of the auditor agreement- the degree to which these agreements impact shareholders' rights;

     _    Motivation and rationale for establishing the agreements;

     _    Quality of disclosure; and

     _    Historical practices in the audit area.

WTHHOLD against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

     _ An auditor has a financial interest in or association with the company, and is therefore not independent,

     _ There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

     _    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.


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Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

     _    The tenure of the audit firm;

     _    The length of rotation specified in the proposal;

     _    Any significant audit-related issues at the company;

     _    The number of Audit Committee meetings held each year;

     _    The number of financial experts serving on the committee; and

     _ Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.


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2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     _    Composition of the board and key board committees;

     _    Attendance at board and committee meetings;

     _    Corporate governance provisions and takeover activity;

     _    Disclosures under Section 404 of Sarbanes-Oxley Act;

     _    Long-term company performance relative to a market and peer index;

     _    Extent of the director's investment in the company;

     _    Existence of related party transactions;

     _    Whether the chairman is also serving as CEO;

     _    Whether a retired CEO sits on the board;

     _    Number of outside boards at which a director serves;

     _ Majority vote standard for director elections without a provision to allow for plurality voting when there are more nominees than seats.

WITHHOLD from individual directors who:

     _ Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     _    Sit on more than six public company boards;

     _ Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

     _ The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, withhold from all incumbent directors;

     _ The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     _ The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption, or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue;

     _ The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

     _ The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     _ The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     _ At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     _ The company is a Russell 3000 company that underperformed its industry group (GICS group) under the criteria discussed in the section "Performance Test for Directors".

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     _ The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;


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     _ The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     _ The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

     _    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     _ The non - audit fees paid to the auditor are excessive (see discussion under Auditor Ratification);

     _ A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms;

     _ There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

WITHHOLD from the members of the Compensation Committee if:

     _ There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

     _ The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

     _ The company fails to submit one-time transfers of stock options to a shareholder vote;

     _ The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     _    The company has backdated options (see "Options Backdating" policy);

     _ The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.


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2007 CLASSIFICATION OF DIRECTORS

INSIDE DIRECTOR (I)

     -    Employee of the company or one of its affiliates(1);

     - Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

     -    Listed as a Section 16 officer(2);

     -    Current interim CEO;

     - Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

     -    Board attestation that an outside director is not independent;

     -    Former CEO of the company;

     -    Former CEO of an acquired company within the past five years;

     - Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(3)

     - Former executive(2) of the company, an affiliate or an acquired firm within the past five years;

     - Executive(2) of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

     - Executive, former executive, general or limited partner of a joint venture or partnership with the company;

     - Relative(4) of a current Section 16 officer of company or its affiliates;

     - Relative(4) of a current employee of company or its affiliates where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role);

     - Relative(4) of former Section 16 officer, of company or its affiliate within the last five years;

     - Currently provides (or a relative(4) provides) professional services(5) to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year;

     - Employed by (or a relative(4) is employed by) a significant customer or supplier(6);

     - Has (or a relative(4) has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (6)

     - Any material financial tie or other related party transactional relationship to the company;

     - Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

     - Has (or a relative(4) has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (7)

     -    Founder (8) of the company but not currently an employee;

     - Is (or a relative(4) is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(6) from the company or its affiliates(1).

INDEPENDENT OUTSIDE DIRECTOR (IO)

     -    No material(9) connection to the company other than a board seat.

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FOOTNOTES:

(1) "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

(2) "Executives" (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).


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(3) ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

(4) "Relative" follows the SEC's new definition of "immediate family members" which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

(5) Professional services can be characterized as advisory in nature and generally include the following: investment banking / financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

(6) If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(7) Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

(8) The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

(9) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or provide for cumulative voting unless the company meets all of the following criteria:

     - Majority vote standard in director elections, including a carve-out for plurality voting in contested situations;

     -    Annually elected board;

     -    Two-thirds of the board composed of independent directors;

     -    Nominating committee composed solely of independent directors;


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     - Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

     - Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

     -    Absence of superior voting rights for one or more classes of stock;

     - Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

     - The company has not under-performed its both industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the CEO position within the last three years; and

     - No director received a WITHHOLD vote level of 35% or more of the votes cast in the previous election.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote AGAINST proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     - If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

     -    If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.


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Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

          - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

          - Serves as liaison between the chairman and the independent directors,

          -    Approves information sent to the board,

          -    Approves meeting agendas for the board,

          - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

          -    Has the authority to call meetings of the independent directors,

          - If requested by major shareholders, ensures that he is available for consultation and direct communication;

     -    Two-thirds independent board;

     -    All-independent key committees;

     -    Established governance guidelines;

     - The company should not have underperformed both its industry peers and index on both a one-year and three-year total shareholder returns basis*, unless there has been a change in the Chairman/CEO position within that time;

     -    The company does not have any problematic governance issues.

* Starting in 2007, the industry peer group used for this evaluation will change from the 4-digit GICS group to the average of the 12 companies in the same 6-digit GICS group that are closest in revenue to the company. To fail, the company must under-perform its index and industry group on all 4 measures (1 and 3 year on industry peers and index).

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS' definition of independent outsider. (See Classification of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.


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Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

OFFICE OF THE BOARD

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

     - Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

     - Effectively disclosed information with respect to this structure to its shareholders;

     - Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

     - The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

PERFORMANCE TEST FOR DIRECTORS

WITHHOLD from directors of Russell 3000 companies that underperformed relative to their industry peers. The criterion used to evaluate such underperformance is a combination of four performance measures:

One measurement will be a market-based performance metric and three measurements will be tied to the company's operational performance. The market performance metric in the methodology is five-year Total Shareholder Return (TSR) on a relative basis within each four-digit GICS group. The three operational performance metrics are sales growth, EBITDA growth, and pre-tax operating Return on Invested Capital (ROIC) on a relative basis within each four-digit GICS group. All four metrics will be time-weighted as follows: 40 percent on the trailing 12 month period and 60 percent on the 48 month period prior to the trailing 12 months. This methodology emphasizes the company's historical performance over a five-year period yet also accounts for near-term changes in a company's performance.

The table below summarizes the new framework:

Metrics          Basis of Evaluation     Weighting    2nd Weighting
-------          -------------------   ------------   -------------
OPERATIONAL
PERFORMANCE                                                50%

5-YEAR AVERAGE   MANAGEMENT
PRE-TAX          EFFICIENCY IN
OPERATING ROIC   DEPLOYING ASSETS          33.3%

5-YEAR SALES     TOP-LINE
GROWTH                                     33.3%

5-YEAR EBITDA    CORE-EARNINGS
GROWTH                                     33.3%

SUB TOTAL                                   100%


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STOCK
PERFORMANCE                                                50%

5-YEAR TSR       MARKET

TOTAL                                                     100%

Adopt a two-phased approach. In 2007 (Year 1), the worst performers (bottom five percent) within each of the 24 GICS groups will automatically receive cautionary language, except for companies that have already received cautionary language or withhold votes in 2006 under the current policy. The latter may be subject to withhold votes in 2007. For 2008 (Year 2), WITHHOLD votes from director nominees if a company continues to be in the bottom five percent within its GICS group for that respective year and/or shows no improvement in its most recent trailing 12 months operating and market performance relative to its peers in its GICS group. This policy would be applied on a rolling basis going forward.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.


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3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.


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4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, supporting those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20% trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.


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5. MERGERS AND CORPORATE RESTRUCTURINGS

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

     - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     - Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     - Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     - Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     - Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     -    Purchase price;

     -    Fairness opinion;

     -    Financial and strategic benefits;

     -    How the deal was negotiated;

     -    Conflicts of interest;

     -    Other alternatives for the business;

     -    Non-completion risk.


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ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:

     -    Impact on the balance sheet/working capital;

     -    Potential elimination of diseconomies;

     -    Anticipated financial and operating benefits;

     -    Anticipated use of funds;

     -    Value received for the asset;

     -    Fairness opinion;

     -    How the deal was negotiated;

     -    Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

     -    The reasons for the change;

     -    Any financial or tax benefits;

     -    Regulatory benefits;

     -    Increases in capital structure;

     -    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     - Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

     -    Adverse changes in shareholder rights.


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GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

     -    Offer price/premium;

     -    Fairness opinion;

     -    How the deal was negotiated;

     -    Conflicts of interest;

     -    Other alternatives/offers considered, and

     -    Non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     - Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

     -    Cash-out value;

     - Whether the interests of continuing and cashed-out shareholders are balanced; and

     -    The market reaction to public announcement of transaction.

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     -    Percentage of assets/business contributed;

     -    Percentage ownership;

     -    Financial and strategic benefits;

     -    Governance structure;

     -    Conflicts of interest;

     -    Other alternatives;

     -    Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

     -    Management's efforts to pursue other alternatives;

     -    Appraisal value of assets; and

     -    The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

     -    Dilution to existing shareholders' position;

     -    Terms of the offer;

     -    Financial issues;

     -    Management's efforts to pursue other alternatives;

     -    Control issues;

     -    Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.


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SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

     -    Tax and regulatory advantages;

     -    Planned use of the sale proceeds;

     -    Valuation of spinoff;

     -    Fairness opinion;

     -    Benefits to the parent company;

     -    Conflicts of interest;

     -    Managerial incentives;

     -    Corporate governance changes;

     -    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

     -    Prolonged poor performance with no turnaround in sight;

     -    Signs of entrenched board and management;

     -    Strategic plan in place for improving value;

     -    Likelihood of receiving reasonable value in a sale or dissolution; and

     - Whether company is actively exploring its strategic options, including retaining a financial advisor.


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6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.


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Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

     -    The reasons for reincorporating;

     -    A comparison of the governance provisions;

     -    Comparative economic benefits; and

     -    A comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).


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7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

     -    Rationale;

     - Good performance with respect to peers and index on a five-year total shareholder return basis;

     -    Absence of non-shareholder approved poison pill;

     -    Reasonable equity compensation burn rate;

     -    No non-shareholder approved pay plans; and

     -    Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     - It is intended for financing purposes with minimal or no dilution to current shareholders;

     - It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).


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Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     -    More simplified capital structure;

     -    Enhanced liquidity;

     -    Fairness of conversion terms;

     -    Impact on voting power and dividends;

     -    Reasons for the reclassification;

     -    Conflicts of interest; and

     -    Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

     -    Adverse governance changes;

     -    Excessive increases in authorized capital stock;

     -    Unfair method of distribution;

     -    Diminution of voting rights;

     -    Adverse conversion features;

     -    Negative impact on stock option plans; and

     -    Alternatives such as spin-off.


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8. EXECUTIVE AND DIRECTOR COMPENSATION

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options without prior shareholder approval;

     -    There is a disconnect between CEO pay and the company's performance;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

     -    The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of underwater stock options without prior shareholder approval, even if the cost of the plan is reasonable. Also, WITHHOLD from members of the Compensation Committee who approved and/or implemented an option exchange program by repricing and buying out underwater options for stock, cash or other consideration or canceling underwater options and regranting options with a lower exercise price without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT

Generally vote AGAINST plans in which:

     - there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

     -    the main source of the pay increase (over half) is equity-based, and


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     -    the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

     - The compensation committee has reviewed all components of the CEO's compensation, including the following:

          -    Base salary, bonus, long-term incentives;

          - Accumulative realized and unrealized stock option and restricted stock gains;

          - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

          - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

          - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

     - A tally sheet with all the above components should be disclosed for the following termination scenarios:

          -    Payment if termination occurs within 12 months: $_____;

          -    Payment if "not for cause" termination occurs within 12 months:
               $_____;

          - Payment if "change of control" termination occurs within 12 months: $_____.

     - The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     - The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants


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          to be made. The performance-based equity awards do not refer to non-qualified stock options(1) or performance-accelerated grants.2 Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

     - The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation (or 2%, whichever is greater), assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

----------
(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).


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                              2007 BURN RATE TABLE

                                                             RUSSELL 3000              NON-RUSSELL 3000
                                                      -------------------------   -------------------------
                                                              STANDARD   MEAN +           STANDARD   MEAN +
   GICS       DESCRIPTION                             MEAN   DEVIATION    STDEV   MEAN   DEVIATION    STDEV
   ----       -----------                             ----   ---------   ------   ----   ---------   ------
   1010       Energy                                  1.37%    0.92%       2.29%  1.76%    2.01%       3.77%
   1510       Materials                               1.23%    0.62%       1.85%  2.21%    2.15%       4.36%
   2010       Capital Goods                           1.60%    0.98%       2.57%  2.34%    1.98%       4.32%
   2020       Commercial Services & Supplies          2.39%    1.42%       3.81%  2.25%    1.93%       4.18%
   2030       Transportation                          1.30%    1.01%       2.31%  1.92%    1.95%       3.86%
   2510       Automobiles & Components                1.93%    0.98%       2.90%  2.37%    2.32%       4.69%
   2520       Consumer Durables & Apparel             1.97%    1.12%       3.09%  2.02%    1.68%       3.70%
   2530       Hotels Restaurants & Leisure            2.22%    1.19%       3.41%  2.29%    1.88%       4.17%
   2540       Media                                   1.78%    0.92%       2.70%  3.26%    2.36%       5.62%
   2550       Retailing                               1.95%    1.10%       3.05%  2.92%    2.21%       5.14%
3010, 3020,
   3030       Food & Staples Retailing                1.66%    1.25%       2.91%  1.90%    2.00%       3.90%
   3510       Health Care Equipment & Services        2.87%    1.32%       4.19%  3.51%    2.31%       5.81%
   3520       Pharmaceuticals & Biotechnology         3.12%    1.38%       4.50%  3.96%    2.89%       6.85%
   4010       Banks                                   1.31%    0.89%       2.20%  1.15%    1.10%       2.25%
   4020       Diversified Financials                  2.13%    1.64%       3.76%  4.84%    5.03%       9.87%
   4030       Insurance                               1.34%    0.88%       2.22%  1.60%    1.96%       3.56%
   4040       Real Estate                             1.21%    1.02%       2.23%  1.21%    1.02%       2.23%
   4510       Software & Services                     3.77%    2.05%       5.82%  5.33%    3.13%       8.46%
   4520       Technology Hardware & Equipment         3.05%    1.65%       4.70%  3.58%    2.34%       5.92%
   4530       Semiconductors & Semiconductor Equip.   3.76%    1.64%       5.40%  4.48%    2.46%       6.94%
   5010       Telecommunication Services              1.71%    0.99%       2.70%  2.98%    2.94%       5.92%
   5510       Utilities                               0.84%    0.51%       1.35%  0.84%    0.51%       1.35%

For companies that grant both full value awards and stock options to their employees, ISS shall apply a premium on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

                             ANNUAL STOCK PRICE
CHARACTERISTICS              VOLATILITY           PREMIUM
---------------              ------------------   -------
High annual volatility       53% and higher       1 full-value award will count as 1.5 option shares
Moderate annual volatility   25% - 52%            1 full-value award will count as 2.0 option shares
Low annual volatility        Less than 25%        1 full-value award will count as 4.0 option shares

POOR PAY PRACTICES

Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withholding votes:

- Egregious employment contracts (e.g., those containing multi-year guarantees for bonuses and grants);

- Excessive perks that dominate compensation (e.g., tax gross-ups for personal use of corporate aircraft);


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- Huge bonus payouts without justifiable performance linkage or proper disclosure;

- Performance metrics that are changed (e.g., canceled or replaced during the performance period without adequate explanation of the action and the link to performance);

- Egregious pension/SERP (supplemental executive retirement plan) payouts (e.g., the inclusion of additional years of service not worked or inclusion of performance-based equity awards in the pension calculation);

- New CEO awarded an overly generous new hire package (e.g., including excessive "make whole" provisions or any of the poor pay practices listed in this policy);

- Excessive severance provisions (e.g., including excessive change in control payments);

- Change in control payouts without loss of job or substantial diminution of job duties;

-    Internal pay disparity;

-    Options backdating (covered in a separate policy); and

-    Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     - Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     -    Vesting schedule or mandatory holding/deferral period:

          - A minimum vesting of three years for stock options or restricted stock; or

          - Deferred stock payable at the end of a three-year deferral period.

     -    Mix between cash and equity:

          - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or


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          - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     - No retirement/benefits and perquisites provided to non-employee directors; and

     - Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.


EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     -    Purchase price is less than 85 percent of fair market value; or

     -    Offering period is greater than 27 months; or

     - The number of shares allocated to the plan is more than ten percent of the outstanding shares.

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.


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INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTIONS BACKDATING

In cases where a company has practiced options backdating, WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. WITHHOLD from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

     - Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

     -    Length of time of options backdating;

     -    Size of restatement due to options backdating;

     - Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

     - Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     - Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     - Rationale for the re-pricing--was the stock price decline beyond management's control?

     -    Is this a value-for-value exchange?

     -    Are surrendered stock options added back to the plan reserve?

     - Option vesting--does the new option vest immediately or is there a black-out period?

     - Term of the option--the term should remain the same as that of the replaced option;

     -    Exercise price--should be set at fair market or a premium to market;

     -    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous


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drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     - Executive officers and non-employee directors are excluded from participating;

     - Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     - There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

COMPENSATION CONSULTANTS- DISCLOSURE OF BOARD OR COMPANY'S UTILIZATION

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Board committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.


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DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION REPRICING

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PAY FOR SUPERIOR PERFORMANCE

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. The proposals call for:

     - the annual incentive component of the plan should utilize financial performance criteria that can be benchmarked against peer group performance, and provide that no annual bonus be awarded based on financial performance criteria unless the company exceeds the median or mean performance of a disclosed group of peer companies on the selected financial criteria;

     - the long-term equity compensation component of the plan should utilize financial and/or stock price performance criteria that can be benchmarked against peer group performance, and any options, restricted shares, or other equity compensation used should be structured so that compensation is received only when company performance exceeds the median or mean performance of the peer group companies on the selected financial and stock price performance criteria; and

     - the plan disclosure should allow shareholders to monitor the correlation between pay and performance.

Consider the following factors in evaluating this proposal:

     - What aspects of the company's annual and long-term equity incentive programs are performance driven?

     - If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

     - Can shareholders assess the correlation between pay and performance based on the current disclosure?

     - What type of industry and stage of business cycle does the company belong to?

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.


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PERFORMANCE-BASED AWARDS

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

- First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a "substantial" portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

- Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     -    The triggering mechanism should be beyond the control of management;

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan
(SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.


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9. CORPORATE RESPONSIBILITY

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     - The company is conducting animal testing programs that are unnecessary or not required by regulation;

     - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     - The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     - The company has already published a set of animal welfare standards and monitors compliance;

     - The company's standards are comparable to or better than those of peer firms; and

     - There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     -    The existing level of disclosure on pricing policies;

     -    Deviation from established industry pricing norms;

     - The company's existing initiatives to provide its products to needy consumers;

     - Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     - The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

     - Any voluntary labeling initiatives undertaken or considered by the company.


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Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

     - The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     - The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

     - The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     - The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

     - The company's existing healthcare policies, including benefits and healthcare access for local workers;

     -    Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     - Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

     - Whether the company has adequately disclosed the financial risks of its subprime business;

     - Whether the company has been subject to violations of lending laws or serious lending controversies;

     -    Peer companies' policies to prevent abusive lending practices.


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TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

     - Whether the company complies with all local ordinances and regulations;

     - The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

     -    The risk of any health-related liabilities.

Advertising to youth:

     - Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

     - Whether the company has gone as far as peers in restricting advertising;

     - Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

     - Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     -    The percentage of the company's business affected;

     - The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     -    The percentage of the company's business affected;

     -    The feasibility of a spin-off;

     - Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

     -    Current regulations in the markets in which the company operates;

     - Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

     -    The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:


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     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     - The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

     - The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

     - Environmentally conscious practices of peer companies, including endorsement of CERES;

     -    Costs of membership and implementation.

CLIMATE CHANGE

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations unless:

     - The company already provides current, publicly-available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

     - The company's level of disclosure is comparable to or better than information provided by industry peers; and

     - There are no significant fines, penalties, or litigation associated with the company's environmental performance.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     -    The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT

Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

     -    The feasibility of financially quantifying environmental risk factors;

     - The company's compliance with applicable legislation and/or regulations regarding environmental performance;

     -    The costs associated with implementing improved standards;

     - The potential costs associated with remediation resulting from poor environmental performance; and

     - The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.


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GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     -    The company does not maintain operations in Kyoto signatory markets;

     - The company already evaluates and substantially discloses such information; or,

     - Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

     - The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

     - The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

     - The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

     - The company does not currently have operations or plans to develop operations in these protected regions; or,

     - The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     -    The nature of the company's business and the percentage affected;

     -    The extent that peer companies are recycling;

     -    The timetable prescribed by the proposal;

     -    The costs and methods of implementation;

     - Whether the company has a poor environmental track record, such as violations of federal and state regulations.


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RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - The company is in compliance with laws governing corporate political activities; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     -    The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.


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DISCLOSURE OF LOBBYING EXPENDITURES/INITIATIVES

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering any significant controversy or litigation surrounding a company's public policy activities, the current level of disclosure on lobbying strategy, and the impact that the policy issue may have on the company's business operations.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     -    The relevance of the issue to be linked to pay;

     - The degree that social performance is already included in the company's pay structure and disclosed;

     - The degree that social performance is used by peer companies in setting pay;

     - Violations or complaints filed against the company relating to the particular social performance measure;

     - Artificial limits sought by the proposal, such as freezing or capping executive pay

     -    Independence of the compensation committee;

     -    Current company pay levels.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

     -    Risks associated with certain international markets;

     -    The utility of such a report to shareholders;

     - The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     - There are serious controversies surrounding the company's China operations; and

     - The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     -    The nature and amount of company business in that country;

     -    The company's workplace code of conduct;

     -    Proprietary and confidential information involved;

     -    Company compliance with U.S. regulations on investing in the country;

     -    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     - The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;


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     -    Agreements with foreign suppliers to meet certain workplace standards;

     -    Whether company and vendor facilities are monitored and how;

     -    Company participation in fair labor organizations;

     -    Type of business;

     -    Proportion of business conducted overseas;

     -    Countries of operation with known human rights abuses;

     - Whether the company has been recently involved in significant labor and human rights controversies or violations;

     -    Peer company standards and practices;

     -    Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

     - The company does not operate in countries with significant human rights violations;

     -    The company has no recent human rights controversies or violations; or

     - The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

     - Company compliance with or violations of the Fair Employment Act of 1989;

     - Company antidiscrimination policies that already exceed the legal requirements;

     -    The cost and feasibility of adopting all nine principles;

     - The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

     -    The potential for charges of reverse discrimination;

     - The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

     -    The level of the company's investment in Northern Ireland;

     -    The number of company employees in Northern Ireland;

     -    The degree that industry peers have adopted the MacBride Principles;

     - Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     -    Whether the company has in the past manufactured landmine components;

     -    Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     -    What weapons classifications the proponent views as cluster bombs;

     - Whether the company currently or in the past has manufactured cluster bombs or their components;

     -    The percentage of revenue derived from cluster bomb manufacture;

     -    Whether the company's peers have renounced future production.


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NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

     - The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

     -    Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     -    The information is already publicly available; or

     -    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     - The board composition is reasonably inclusive in relation to companies of similar size and business; or

     - The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     -    The degree of board diversity;

     -    Comparison with peer companies;

     -    Established process for improving board diversity;

     -    Existence of independent nominating committee;

     -    Use of outside search firm;

     -    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     -    The company has well-documented equal opportunity programs;

     - The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     -    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.


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GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     - The composition of senior management and the board is fairly inclusive;

     - The company has well-documented programs addressing diversity initiatives and leadership development;

     - The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     - The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.


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10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     -    Past performance as a closed-end fund;

     -    Market in which the fund invests;

     -    Measures taken by the board to address the discount; and

     - Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

     -    Past performance relative to its peers;

     -    Market in which fund invests;

     -    Measures taken by the board to address the issues;

     - Past shareholder activism, board activity, and votes on related proposals;

     -    Strategy of the incumbents versus the dissidents;

     -    Independence of directors;

     -    Experience and skills of director candidates;

     -    Governance profile of the company;

     -    Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

     -    Proposed and current fee schedules;

     -    Fund category/investment objective;

     -    Performance benchmarks;

     -    Share price performance as compared with peers;

     -    Resulting fees relative to peers;

     -    Assignments (where the advisor undergoes a change of control).

APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

     -    Stated specific financing purpose;

     -    Possible dilution for common shares;

     -    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

     -    Potential competitiveness;

     -    Regulatory developments;

     -    Current and potential returns; and

     -    Current and potential risk.


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Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     -    The fund's target investments;

     -    The reasons given by the fund for the change; and

     -    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

     -    Political/economic changes in the target market;

     -    Consolidation in the target market; and

     -    Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

     -    Potential competitiveness;

     -    Current and potential returns;

     -    Risk of concentration;

     -    Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     -    Strategies employed to salvage the company;

     -    The fund's past performance;

     -    The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

     -    The degree of change implied by the proposal;

     -    The efficiencies that could result;

     -    The state of incorporation;

     -    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     - Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

     - Removal of shareholder approval requirement for amendments to the new declaration of trust;

     - Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

     - Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

     - Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;


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     - Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     -    Regulations of both states;

     -    Required fundamental policies of both states;

     -    The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

     -    Fees charged to comparably sized funds with similar objectives;

     -    The proposed distributor's reputation and past performance;

     -    The competitiveness of the fund in the industry;

     -    The terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

     -    Resulting fee structure;

     -    Performance of both funds;

     -    Continuity of management personnel;

     - Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     -    Performance of the fund's Net Asset Value (NAV);

     -    The fund's history of shareholder relations;

     -    The performance of other funds under the advisor's management.


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            Proxy Policy and Guidelines - SSgA Funds Management, Inc.

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

     1) describes its proxy voting procedures to its clients in Part II of its Form ADV;

     2)   provides the client with this written proxy policy, upon request;

     3) discloses to its clients how they may obtain information on how FM voted the client's proxies;

     4)   matches proxies received with holdings as of record date;

     5)   reconciles holdings as of record date and rectifies any discrepancies;

     6) generally applies its proxy voting policy consistently and keeps records of votes for each client;

     7)   documents the reason(s) for voting for all non-routine items; and

     8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Manager of Corporate Governance is responsible for monitoring proxy voting. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Governance is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.


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                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Governance and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes in support of management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA based on the particular facts and circumstances) number of other boards(other than those affiliated with the issuers)

     -    Approval of auditors

     -    Directors' and auditors' compensation

     -    Directors' liability and indemnification

     -    Discharge of board members and auditors

          Financial statements and allocation of income

          Dividend payouts that are greater than or equal to country and industry standards

          Authorization of share repurchase programs

     -    General updating of or corrective amendments to charter


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                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

     -    Change in Corporation Name

     -    Elimination of cumulative voting

II. Generally, SSgA votes in support of management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -    Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -    Stock option plans which are incentive based and not excessive

     -    Other stock-based plans which are appropriately structured

          Reductions in super-majority vote requirements

          Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes against management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -    Elimination of Shareholders' Right to Call Special Meetings

     -    Establishment of classified boards of directors


AMENDED DECEMBER 8, 2005                                             PAGE 3 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -    Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

     -    Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

          Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

          For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

     e Against offers when there are prospects for an enhanced bid or other bidders

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

     Generally, SSgA votes in support of shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -    Requirements that auditors attend the annual meeting of shareholders


AMENDED DECEMBER 8, 2005                                             PAGE 4 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there ARE no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     - Mandates that amendments to bylaws or charters have shareholder approval

     -    Mandates that shareholder-rights plans be put to a vote or repealed

     -    Establishment of confidential voting

     - Expansions to reporting of financial or compensation-related information, within reason

     -    Repeals of various anti-takeover related provisions

     -    Reduction or elimination of super-majority vote requirements

     -    Repeals or prohibitions of "greenmail" provisions

     -    "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

          Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

II. SSgA votes against shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -    Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected


AMENDED DECEMBER 8, 2005                                             PAGE 5 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

          Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     - Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options unless already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives

     - Proposals requiring the disclosure of executive retirement benefits if the issuer has an independent compensation committee

Shareholder Activism

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in


AMENDED DECEMBER 8, 2005                                             PAGE 6 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

     1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;

     2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);


AMENDED DECEMBER 8, 2005                                             PAGE 7 OF 8

                                                          SSGA
PROXY VOTING POLICY                                       FUNDS MANAGEMENT, INC.

     3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);

     4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and

     5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.


AMENDED DECEMBER 8, 2005                                             PAGE 8 OF 8

     THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.